UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Mind Medicine (MindMed) Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEAR FELLOW SHAREHOLDERS,

We hope this letter finds you and your loved ones healthy and well. We are living in tumultuous times with economic, geopolitical and epidemiological uncertainties that have only heightened the urgent need for the important work we are doing at MindMed. Your Board of Directors and management team have been working tirelessly to position MindMed for long-term success, so that we may deliver on our mission to become a global leader in delivering novel therapeutics to the millions of patients suffering from brain health disorders.

As we reflect on the extraordinary evolution of our organization over the last two years, we are extremely proud of the progress we have made and the exciting developments that are on the horizon. Since Robert took on the role as MindMed’s Chief Executive Officer in June 2021, we have made important changes that are essential to the long-term success of our organization. We have recruited an efficient and execution-oriented team with deep experience in the successful research, development and commercialization of brain health treatments. We have also built the internal organizational infrastructure– which incorporates high standards of compliance and financial controls—as required to support the operations of a US publicly traded pharmaceutical company. These important changes put us in a position of strength as we enter a critical period for the advancement of our R&D pipeline.

In the past two years since Robert took on the role as CEO, we also completed a comprehensive and proactive effort to refresh the representation on our Board of Directors in order to ensure that the Board has the right mix of experience and expertise to execute on our strategic objectives. In late 2021, the Company recruited Carol Vallone and Andreas Krebs to join our board, two experienced executives with a track record for success in business launches to exits, capital raises, extensive leadership and governance experience in pharmaceuticals, life sciences and hospitals, and a strong history of supporting organizational growth for value-creation. In 2022 we added Drs. Roger Crystal and Suzanne Bruhn, both of whom are accomplished executives and directors of successful pharmaceutical and biotechnology companies, and bring decades of experience in leading clinical research, regulatory strategy, commercialization and partnerships.

Further, for this year’s annual general meeting of shareholders (the “Annual Meeting”), our Board is excited to nominate David Gryska, who has tremendous experience as a financial executive and director of several prominent public pharmaceutical companies, which collectively have generated hundreds of billions of dollars in shareholder value. David was previously the Chief Financial Officer of both Celgene Corporation, where revenues grew from approximately $900 million to approximately $3.6 billion during his tenure, and Incyte Corporation, where revenues grew from $511 million to $1.9 billion during his tenure, and served on the Board of Directors of GW Pharmaceuticals (acquisition by Jazz Pharmaceuticals for $7.2 billion) and Seagen, Inc. (acquisition by Pfizer for $43 billion pending) prior to their successful acquisitions. We are honored that David has agreed to our nomination and feel it serves as a strong endorsement of our organization, strategy and direction.

2022 Accomplishments Provide Significant Momentum & Position Us for Long-term Success

Looking back at 2022, we believe our high degree of execution across the organization supports our strong positioning for long-term growth and success.

1.

Strong Progress Across our R&D Pipeline. We opened our first investigational new drug application for MM-120 and began patient dosing in our Phase 2b clinical trial in general anxiety disorder (“GAD”). We also progressed recruitment in Phase 2a clinical trial of MM-120 in attention deficit hyperactivity disorder (“ADHD”) and significantly advanced our preclinical program for MM-402, to enable the initiation of human clinical trials in 2023. This progress positions us for two key clinical readouts in late 2023 and efficient progression of MM-120 into pivotal clinical trials.

2.

Continued Growth of World-Class Leadership. We continued to build our management and R&D leadership teams with talented, experienced professionals including the addition of Dr. Francois Lilienthal as our Chief Commercial Officer, Schond Greenway as our Chief Financial Officer, Dr. Rob Silva as our VP of Clinical Development and Bridget Walton as our VP of Global Regulatory Affairs. This highly functioning team brings deep expertise in brain health, including decades of experience in clinical research, global regulatory strategy, product commercialization and corporate strategy.

3.

Enhancing Operational Efficiency. We continued to recognize operational efficiencies, expanding our internal operational capacity while streamlining our general and administrative expenditures. We remain one of the most nimble and efficient organizations, successfully advancing our organization with fewer employees and lower operational costs in comparison to our closest sector peers.

4.

Maintaining Financial Strength. We ended the year with $142 million in cash and equivalents, which funds our operations through several key milestones and into the first half of 2025. We completed MindMed’s first institutional securities offering, which included experienced biotech-focused institutional investors and broadened visibility of our organization within the investment community with the initiation of coverage by four financial analysts representing some of the leading bulge bracket and middle market investment firms on Wall Street.

5.

Leveraging Research Collaborations. We continued to leverage strong external collaborations with leading researchers, which yielded strong positive clinical results from an investigator-initiated trial of lysergide in anxiety disorders, informing and de-risking our pipeline.

2023 is a Pivotal Year for MindMed

Looking ahead, we remain excited and optimistic about the potential of our pipeline and the opportunities that lie ahead. This year is a pivotal one for MindMed, as we have several important milestones on the horizon. Patient enrollment for clinical trials for our lead product candidates are ongoing and we expect key data readouts from our Phase 2b study of MM-120 for the treatment of GAD, as well as from our Phase 2a proof-of-concept trial of repeated low-dose MM-120 in ADHD later this year. We plan to share preclinical results demonstrating the potential of MM-402 in autism spectrum disorder and to initiate our first sponsored clinical trial of MM-402 later this year. We also continue to progress our high impact research collaborations and our other strategic initiatives that seek to maximize the efficiency, accessibility and ease for providers, patients and the entire care delivery ecosystem.

Our highly talented and experienced team and board of directors, along with our rigorous scientific approach, efficient execution and financial strength position us to capitalize on what we believe will be a transformative 2023. We maintain a strong conviction that we have the right people, the right strategy and the right product candidates to deliver on our mission to bring innovative therapies to the millions of patients suffering from brain health disorders and to build sustainable long-term value for you, our shareholders. We are grateful for and honored by the trust and support that you have placed in MindMed, our Board and our management team.

Gratefully yours,

Robert Barrow
Chief Executive Officer and Director

Carol A. Vallone
Chair of the Board of Directors

A Note on the 2023 Annual Meeting and the Importance of Your Vote

Given the importance of operational execution and progress in 2023, your participation in this year’s annual meeting is more important than ever. The Board’s slate of nominees, comprised of five continuing directors and Mr. Gryska, are a diverse, experienced group with strong scientific credentials, relevant industry experience and meaningful compliance and oversight capabilities. We believe the qualifications, experience and proven track record for success of our nominees position our Board to guide the Company through this key product development inflection point and ultimately drive sustainable long-term shareholder value. In addition, we are committed to engaging with our shareholders and continuing to respond to shareholder concerns, and we believe we are well-positioned to oversee the pursuit of our mission to become a global leader in the development and delivery of novel therapeutics to help the millions of individuals suffering from brain health disorders.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE universal proxy card being solicited on behalf of the Board or by completing, signing, dating and returning the enclosed WHITE universal proxy card in the postage-paid envelope provided. Your vote is particularly important this year because FCM MM Holdings, LLC (“FCM”), Mr. Jake S. Freeman, Mr. Chad Boulanger, Dr. Scott Freeman (who is one of FCM’s director nominees) and FCM’s other three director nominees (collectively, the “FCM Group”) have stated their intention to nominate a control slate of four candidates for election to the Board at the Annual Meeting and wage a proxy contest in support of such candidates and in opposition to certain of the Board’s candidates. After careful consideration, your Board does not endorse the election of any of the four FCM nominees for director and unanimously recommends you only vote “FOR” each of the Board’s nominees for election (Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone) and “FOR” the other proposals recommended by your Board using the enclosed WHITE universal proxy card.

You may receive proxy solicitation materials from the FCM Group or other persons or entities affiliated with the FCM Group, including an opposition proxy statement and associated proxy card. The Board urges you to disregard such materials and NOT to vote using any associated proxy card. If you have already voted using the FCM

Group’s proxy card, you have every right to change your vote and revoke your prior proxy before it is exercised by signing and dating the enclosed WHITE universal proxy card and returning it by mail in the postage-paid envelope provided, by voting via the Internet, or by telephone by following the instructions provided on the enclosed WHITE universal proxy card. We are not responsible for the accuracy of any information provided by or relating to the FCM Group or FCM’s nominees contained in solicitation materials filed or disseminated by or on behalf of the FCM Group or any other statements the FCM Group may otherwise make.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THE SIX DIRECTOR POSITIONS UP FOR ELECTION UNDER NEW “UNIVERSAL PROXY” REQUIREMENTS. THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST THE FCM NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND VOTE “FOR” ONLY THE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD.

If you have any questions, or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

Email: MNMD@investor.morrowsodali.com

MIND MEDICINE (MINDMED) INC.

One World Trade Center, Suite 8500

New York, New York 10007

(202) 572-3111

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held on June 15, 2023 at 10:00 a.m. Eastern Time.

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of Mind Medicine (MindMed) Inc. (“we,” “us,” “our,” “the Company” or “MindMed”), a British Columbia company. All shareholders are invited to attend the Annual Meeting, which will be held virtually via live webcast at www.proxydocs.com/MNMD on June 15, 2023 at 10:00 a.m. Eastern Time.

You are being asked to vote on the following matters:

(1)

To elect the nominees of the Company’s board of directors (the “Board of Directors” or the “Board”), Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone, to the Board to hold office until the 2024 annual general meeting of shareholders;

(2)	To appoint KPMG LLP as independent registered public accounting firm (the “Auditor”) for the Company until the close of the 2024 annual general meeting of shareholders; and

(3)	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. The Annual Meeting will be entirely virtual. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register prior to the Annual Meeting or any adjournment or postponement thereof. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. We recommend that you register at least one hour prior to the start of the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent and you wish to vote at the meeting, you also must request a legal proxy and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting or any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof, and register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and providing the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting.

The record date for the Annual Meeting is April 20, 2023 (the “Record Date”). Only shareholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

Although not part of the accompanying proxy statement, we are also making available our 2022 Annual Report on Form 10-K (the “Annual Report”), which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2022.

The Board’s nominees represent a diverse group of experienced individuals with strong credentials, relevant industry expertise and meaningful compliance and oversight capabilities. Five of the Board’s nominees are continuing directors who already work together constructively to lead our Company, and the other nominee, David Gryska has experience as the chief financial officer and director at a number of leading public life sciences and biotechnology companies, in addition to his extensive audit and compliance experience and financial expertise. Your Board unanimously recommends you only vote “FOR” each of the Board’s nominees to the Board (Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone) and “FOR” the other proposals recommended by your Board using the enclosed WHITE universal proxy card.

FCM MM Holdings, LLC (“FCM”), Mr. Jake S. Freeman, Mr. Chad Boulanger, Dr. Scott Freeman (who is one of FCM’s director nominees) and FCM’s other three director nominees (collectively, the “FCM Group”) have stated their intention to nominate a control slate of four candidates for election to the Board at the Annual Meeting and wage a proxy contest in support of such candidates and in opposition to certain of the Board’s candidates. After careful consideration, the Board does not endorse the election of any of the four FCM nominees for director and recommends that you vote “FOR” all of the nominees proposed by the Board and not for any FCM nominees. You may receive proxy solicitation materials from the FCM Group or other persons or entities affiliated with the FCM Group, including an opposition proxy statement and proxy card. The Board urges you to disregard such materials and NOT to vote using any associated proxy card. We are not responsible for the accuracy of any information provided by or relating to the FCM Group or FCM’s nominees contained in solicitation materials filed or disseminated by or on behalf of the FCM Group or any other statements the FCM Group may otherwise make. The FCM Group chooses which of our shareholders will receive the FCM Group’s proxy solicitation materials. Therefore, you may or may not receive those materials depending on what the FCM Group decides.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed WHITE universal proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Shareholders who attend the Annual Meeting should follow the instructions found at the meeting center at www.proxydocs.com/MNMD to vote during the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting or any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof, and register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and providing the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting. If you have already voted using the FCM Group’s blue proxy card, you have every right to change your vote and revoke your prior proxy before it is exercised at the Annual Meeting by signing and dating the enclosed WHITE universal proxy card and returning it by mail in the postage-paid envelope provided, by voting via the Internet, or by telephone by following the instructions provided on the enclosed WHITE universal proxy card. Only the last-dated, properly executed proxy card that you submit will be counted, provided that such proxy card is received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof. If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other agent, you should follow the instructions provided by your bank, broker or other agent to revoke or change your voting instructions. As described in the accompanying proxy statement, any proxy received after such deadline will revoke the prior proxy but the instructions in the new proxy card will not be given effect. Shareholders who access the Annual Meeting virtually and vote on any matter will revoke any previously submitted proxy.

If you have any questions, or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

Email: MNMD@investor.morrowsodali.com

By Order of the Board of Directors,

Robert Barrow
Chief Executive Officer

New York, New York

May 1, 2023

Cautionary Notes and Forward-looking Statements

Certain statements in the accompanying proxy statement related to the Company constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Forward-looking information in the accompanying proxy statement includes, but is not limited to, statements regarding the potential benefits and development of the Company’s product candidates; the strengths and benefits of the Company’s strategic plan; the Company’s business plans and objectives and the expected impact and results of the Company’s corporate governance practices, including of the Company’s director nominees. There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking information, including history of negative cash flows; limited operating history; incurrence of future losses; availability of additional capital; lack of product revenue; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission (the “SEC”) on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in the accompanying proxy statement as a result of new information, future events, changes in expectations or otherwise.

Use of Trademarks

The accompanying proxy statement contains references to our trademarks and trade names and to trademarks and trade names belonging to other entities. Solely for convenience, trademarks and trade names referred to in this proxy statement may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend our use or display of other companies’ trademarks or trade names to imply a relationship with, or endorsement or sponsorship of us or our business by, any other companies.

PROXY STATEMENT SUMMARY

This summary highlights certain information related to topics discussed in this proxy statement. This summary does not contain all of the information you should consider, and you should read this entire proxy statement carefully before voting. The proxy materials, including the Notice of Annual General Meeting of Shareholders, this proxy statement, our 2022 Annual Report on Form 10-K (the “Annual Report”), and the enclosed WHITE universal proxy card are first being sent or made available to shareholders on or about May 1, 2023.

Virtual Annual Meeting Information

Date:	June 15, 2023
Time:	10:00 a.m. Eastern Time
Location:	Online at www.proxydocs.com/MNMD Because the Annual Meeting is being held virtually, you will not be able to attend the Annual Meeting in person.
Record Date:	April 20, 2023

How to Vote if You are a Shareholder of Record

By Internet (prior to the Annual Meeting)	By Telephone	By Mailing your Proxy Card	By Internet (during the Annual Meeting)

Visit 24/7 www.proxydocs.com/MNMD	Dial toll-free 24/7 (888) 355-2684	Cast your ballot, sign your proxy card and send by free post	Vote during the live webcast of the Annual Meeting

Visit http://www.proxypush.com/MNMD and have available the control number included on your proxy card. Your internet vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, to be counted.

	Dial toll-free (888) 355-2684 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, to be counted.	Complete, sign and date the enclosed proxy card and return by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, in the envelope provided. If you return your signed proxy card to us before such deadline, we will vote your shares as you direct.	In order to vote during the Annual Meeting you must register in advance by going to www.proxydocs.com/MNMD and providing the control number included on your proxy card. We recommend you register at least one hour prior to the start of the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a WHITE voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the WHITE voting instruction form in accordance with the instructions on that form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. Do not return any voting instruction form provided by or on behalf of any member of the FCM Group. To vote virtually at the Annual Meeting, you must:

1.

obtain a valid legal proxy from your broker, bank or other agent and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting with respect to any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof; and

2.

register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and providing the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting.

Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

If you are a shareholder or beneficial owner who has registered to attend the Annual Meeting online:

•	You may vote and submit questions during the Annual Meeting by following the instructions on the log-in page for the webcast.

•

If you encounter technical difficulties or trouble accessing the live webcast of the Annual Meeting or other technical issues during the Annual Meeting, please call the technical support number that will be posted on the log-in page for the Annual Meeting for assistance.

Cast Your Vote Right Away

Proposals	More Information	Board of Directors Recommendation

Proposal No. 1: To elect six directors to hold office until the 2024 annual general meeting	Page 27	“FOR” each of the Board’s nominees, Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone
Proposal No. 2: To appoint KPMG LLP as auditor for the Company until close of the 2024 annual general meeting	Page 45	“FOR”

Governance Highlights

We are committed to maintaining strong corporate governance practices and continuing to build on our success and long-term shareholder value. The highlight of our corporate governance practices include the following:

•  All of our directors are independent, other than our Chief Executive Officer, including 100% independence among members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

• We have an independent Chair and Vice Chair of the Board.

• We have adopted a robust Code of Conduct and Ethics which is available on our website at https://mindmed.co/investor-resources/ and Corporate Governance Guidelines, included herein as Annex B.	• On average, our directors as of the date of this proxy statement had a 93% attendance rate for board meetings and 95% attendance rate for committee meetings.

• We proactively engage with our shareholders throughout the year.	• We do not have a shareholder rights plan (i.e., no poison pill).

• We prohibit our insiders, including our executive team, from pledging our securities or purchasing our securities on margin.	• We conduct regular executive sessions of independent directors at meetings of our Board of Directors.

• We do not have a classified Board. Our directors serve one-year terms and are elected annually by our shareholders.	• The average tenure of our existing directors who are included in our Board’s nominees for director is fourteen months.

• Shareholders can act by unanimous resolution in lieu of a meeting	• We do not require supermajority vote for amendments to our articles

Nominees for Director

The names of the nominees for directors and certain information about each individual as of March 31, 2023, unless noted otherwise, are set forth below:

Name	Positions and Committee Membership on MindMed Board	Current Position and Summary Experience	Director Since	Age	Independent
Robert Barrow	Chief Executive Officer	• Former Director of Drug Development & Discovery at Usona Institute and former Chief Operating Officer and Director of Olatec Therapeutics LLC • Pharmaceutical executive and clinical pharmacologist with over a decade of experience leading drug development programs in a variety of disease areas	2021	34	No

Dr. Suzanne Bruhn	Member of Compensation Committee and Nominating and Corporate Governance Committee	• President and Chief Executive Officer of Tiaki Therapeutics • Member of boards of directors of Pliant Therapeutics, Inc., Travere Therapeutics, Inc. and Vigil Neuroscience, Inc.	2022	59	Yes

Name	Positions and Committee Membership on MindMed Board	Current Position and Summary Experience	Director Since	Age	Independent
Dr. Roger Crystal	Member of Compensation Committee and Nominating and Corporate Governance Committee	• Former President, Chief Executive Officer and Director of Opiant Pharmaceuticals, Inc. • Lead inventor of NARCAN® Nasal Spray	2022	46	Yes

David Gryska	Chair of Audit Committee and Audit Committee Financial Expert(1)	• Former Chief Financial Officer of Incyte Corporation, Celgene Corporation, Scios Inc. and Cardiac Pathways • Member of the audit committee of Seagen Inc. and Forte Biosciences, Inc.	2023	67	Yes

Andreas Krebs	Vice Board Chair, Chair of Nominating and Corporate Governance Committee and member of Audit Committee	• Former President and Executive board member of Wyeth Corporation • Heads family-owned investment company, Longfield Invest GmbH • Board member at IDT Biopharma (privately owned) • Industry advisor for Nordic Capital • Best-selling author (The Illusion of Invincibility)	2021	65	Yes

Carol A. Vallone	Board Chair, Chair of Compensation Committee and member of Audit Committee	• Chair of the board of trustees at McLean Hospital (affiliate of Harvard Medical School), America’s #1 hospital for psychiatric care • Member of the board of trustees and finance committee for Mass General Brigham, an integrated healthcare system • Board member, compensation committee member and executive committee member of Cresco Labs, Inc. • Board member of Bain Capital Double Impact portfolio company, Arosa • Board Chair of SV Health Investors portfolio company, Ria Health • Industry advisor for Berkshire Partners and advisory board member for Longitude Capital	2021	66	Yes

(1)

Brigid A. Makes serves as the Chair of our Audit Committee and has served on our Board since December 2019. After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting. Immediately following the Annual Meeting, if elected by our shareholders, Mr. Gryska will serve as the Chair of our Audit Committee.

We believe that (i) Mr. Barrow’s deep knowledge of the Company and extensive experience in clinical pharmacology and drug development programs in a variety of disease areas along with his financial expertise make him qualified to serve on our Board, (ii) Dr. Bruhn’s experience as chief executive officer of several biotech companies and her service as a member of the board of directors of several public companies in the life sciences industry provide her with relevant public company governance experience and industry knowledge and make her qualified to serve on our Board, (iii) Dr. Crystal’s extensive experience leading a pharmaceutical company as its chief executive officer, his background and training as a medical doctor and his strong background in clinical research, product development and commercialization make him qualified to serve on our Board, (iv) Mr. Gryska’s experience as the chief financial officer and director at a number of leading public life sciences and biotechnology companies, in addition to his extensive audit and compliance experience and financial expertise, make him qualified to serve on our Board, (v) Mr. Krebs’ financial background and experience as an international pharmaceutical executive and investment experience make him qualified to serve on our Board and (vi) Ms. Vallone’s strategic, financial executive and governance experience received from her service on the boards of trustees for nationally-ranked psychiatric and medical hospitals; extensive experience building and selling global companies; and experience as a director and advisor to several public and private healthcare services companies make her qualified to serve on our Board.

2022 Business Highlights

•  In August 2022, the Company initiated patient dosing in the 200-patient Phase 2b dose-optimization study of a lead product candidate, MM-120 (LSD D-tartrate), for the treatment of generalized anxiety disorder. Topline results are expected in late 2023.

•  Advanced the Company’s 52-patient Phase 2a proof-of-concept trial of MM-120 for the treatment of attention deficit hyperactivity disorder (“ADHD”), which remains on track with topline results expected in late 2023.

•  Results of MM-402’s, a lead product candidate and the R-enantiomer of 3,4-Methylenedioxymethamphetamine (MDMA), effects in a preclinical model of autism spectrum disorder are expected to be presented in the first half of 2023.

•  Supported initiation of a Phase 1 investigator-initiated trial of R(-)-MDMA, S(+)-MDMA and R/S-MDMA in healthy volunteers through the Company’s research and collaboration with University Hospital Basel in Switzerland.

•  In September 2022, results from a Phase 2 placebo-controlled investigator-initiated clinical trial of LSD in the treatment of anxiety disorders were published in the peer-reviewed scientific journal Biological Psychiatry. Topline results in 46 patients with clinically significant anxiety demonstrated the significant, rapid, durable, and beneficial effects of LSD and its potential to safely mitigate symptoms of anxiety and depression.

• Appointed Dr. Suzanne Bruhn and Dr. Roger Crystal as independent directors to Board, Schond Greenway as Chief Financial Officer and Dr. Francois Lilienthal as Chief Commercial Officer.

•  Enhanced and strengthened the Company’s financial resources with approximately $58.6 million in net proceeds as a result of sales pursuant to the Company’s at-the-market selling program and a public offering.

Executive Compensation Highlights

The Compensation Committee of our Board carefully considers our business strategy, our corporate achievements described above and our transformation as a Company in making compensation decisions. As our business grows and transforms, our executive compensation program has also continued to evolve and transform. Our Compensation Committee develops plans and arrangements that it believes are the most appropriate to drive results for our Company and our shareholders, including consideration of market data provided by our compensation consultant. Our Compensation Committee makes changes as we advance to ensure that our compensation program aligns our executive officers’ compensation with our shareholders’ interests and our Company performance over the long-term.

Our executive compensation program is designed to align pay with our performance and accordingly, executive pay is heavily weighted toward performance-based compensation tied directly to our performance over the short- and long-term. As further described below in “Executive Compensation”, for 2022, 87% and 85% of the total direct compensation of our chief executive officer and other named executive officers, respectively, was “at-risk” compensation, consisting of annual performance bonuses earned and long-term equity incentives awarded (based on such equity incentives’ grant date fair value) as reported in “Executive Compensation—Summary Compensation Table.”

Our executive compensation program adheres to the following practices, which are designed to align our executive team’s interests with shareholder interests and market best practices:

What We Do	What We Don’t Do

• Emphasize “at-risk” compensation and long-term equity incentives	• No “single trigger” change in control cash payments

• Tie performance bonus opportunities to defined corporate objectives and, beginning in 2023, formally cap payouts	• No substantially enhanced benefits or perquisites that are not available to all employees

• Seek and value shareholder feedback on compensation practices	• No guaranteed bonuses or base salary increases

• Retain an independent compensation consultant	• No tax gross-ups on severance or change in control payments

• Prohibit hedging or pledging of Company shares

•  Entered into executive employment agreements and set executive compensation (including salary, bonus target and long-term incentive compensation) based on industry data from a comparable set of peer companies.

MIND MEDICINE (MINDMED) INC.

One World Trade Center, Suite 8500

New York, New York 10007

(202) 572-3111

PROXY STATEMENT FOR THE

2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2023 AT 10:00 a.m. EASTERN TIME

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have sent you these proxy materials because the board of directors of MindMed (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote via the Internet or by telephone by following the instructions on the enclosed WHITE universal proxy card or by completing, signing, dating and returning the enclosed WHITE universal proxy card in the postage-paid envelope provided. The enclosed WHITE universal proxy card is being solicited on behalf of the Board. We intend to mail the proxy materials on or about May 1, 2023 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 15, 2023, at 10:00 a.m. Eastern Time, in a virtual meeting format only, with no physical in-person meeting. The Company is holding the Annual Meeting in a virtual meeting format to make it more accessible and permit a broader base of shareholders to participate. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register prior to the Annual Meeting or any adjournment or postponement thereof. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. We recommend that you register at least one hour prior to the start of the Annual Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent and wish to vote at the Annual Meeting, you also must request a legal proxy and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting with respect to any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof.

You may register to attend the Annual Meeting by visiting the meeting center at www.proxydocs.com/MNMD and entering your control number found on your enclosed WHITE universal proxy card (or included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent if you hold your shares in “street name”).

We recommend that you log into the Annual Meeting using your unique link a few minutes before the start of the Annual Meeting to ensure that you are logged in when the meeting starts. Information on how to vote virtually at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 20, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 38,593,701 common shares outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your common shares were registered directly in your name with MindMed’s transfer agent, Computershare Investor Services Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the enclosed WHITE universal proxy card or vote by proxy over the telephone or on the Internet by June 13, 2023, at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, as instructed below to ensure your vote is counted. The Board or chair of the Annual Meeting may waive or extend the time limit for the deposit of proxies at any time at their discretion. In order to vote during the Annual Meeting you must register in advance by going to www.proxydocs.com/MNMD and provide the control number on your proxy card. We recommend you register at least one hour prior to the start of the Annual Meeting.

Do not return any proxy card provided by or on behalf of any member of the FCM Group.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If on the Record Date your common shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a WHITE voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the WHITE voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. Do not return any voting instruction form provided by or on behalf of any member of the FCM Group. To vote virtually at the Annual Meeting, you must:

1.

obtain a valid legal proxy from your broker, bank or other agent and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting with respect to any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof; and

2.

register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and provide the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting.

Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

•	Proposal No. 1: Election of six directors to hold office until the 2024 annual general meeting.

•	Proposal No. 2: Appointment of KPMG LLP (“KPMG”) as auditor of the Company until close of the 2024 annual general meeting.

Will other candidates be nominated for election as directors at the Annual Meeting in opposition to the Board’s nominees?

Yes. The FCM Group has stated its intention to nominate a control slate of four candidates for election to the Board at the Annual Meeting and wage a proxy contest in support of such candidates and in opposition to certain of the Board’s candidates. After careful consideration, your Board does not endorse the election of any of the four FCM nominees for director and unanimously recommends you only vote “FOR” each of the Board’s nominees for election (Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone).

The individuals nominated by FCM have been included on the Company’s WHITE universal proxy card at this time. The presence of FCM’s nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the FCM nominees or an admission by MindMed that FCM has validly nominated any directors for election to the Board at the Annual Meeting. You may receive proxy solicitation materials from the FCM Group, including opposition proxy statements and proxy cards. The Board urges that you disregard them and do NOT vote using any opposition proxy card, as doing so will revoke any WHITE universal proxy card previously submitted. If you have already voted using the proxy card provided by or on behalf of the FCM Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card or by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or WHITE voting instruction form. We are not responsible for the accuracy of any information provided by or relating to the FCM Group or FCM’s nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the FCM Group or any other statements that the FCM Group or its representatives have made or may otherwise make.

What happens if the FCM Group withdraws or abandons its solicitation and I already granted proxy authority in favor of the FCM Group?

Shareholders are encouraged to submit their votes on the WHITE universal proxy card. If the FCM Group withdraws or abandons its solicitation after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE universal proxy card.

If the FCM Group withdraws or abandons its solicitation, the Company will publicly announce such fact in a supplement to this proxy statement and any votes cast in favor of FCM nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE universal proxy card or the FCM Group’s proxy card.

What are FCM and the FCM Group?

FCM is a Wyoming limited liability company. To the Company’s knowledge, its members are a group of Company shareholders consisting of (1) Dr. Scott Freeman, a manager of FCM who was also a co-founder of Savant HWP, Inc. (“Savant”) and Chief Medical Officer of MindMed from September 2019 until his separation from MindMed on August 31, 2020, (2) Mr. Jake Freeman, Dr. Freeman’s nephew, Executive President of FCM and, to the Company’s knowledge, a student at the University of Southern California and (3) Mr. Chad Boulanger, a MindMed shareholder.

Savant and its affiliated entities (the “Savant Entities”), which were controlled by Dr. Freeman and Stephen Hurst, the former Chief Executive Officer and co-founder of the Company, sold their right, title and interest in the drug development program for 18-methoxycoronaridine to the Company effective as of July 23, 2019 in exchange for shares in a predecessor company of the Company which now represent common shares of the Company. The Savant Entities are distinct legal entities from the Company and its subsidiaries and no current director or officer of the Company has any business or financial relationship with any of the Savant Entities.

The FCM Group consists of FCM, Mr. Freeman, Mr. Boulanger, Dr. Freeman (who is one of FCM’s director nominees) and FCM’s other three director nominees, who have formed a group for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for purposes of, among other things, waging a proxy contest in favor of FCM’s director nominees and in opposition to certain of the Board’s candidates.

As discussed further under “Background of the Solicitation”, the Company has attempted to engage constructively with FCM since it first contacted the Company in order to avoid the significant expense and distraction of a proxy contest.

How many candidates can be elected as directors at the Annual Meeting?

The Board has set the number of directors on the Board at six. Therefore, only six nominees can be elected to the Board at the Annual Meeting, which will consist of the six validly nominated nominees receiving the highest number of affirmative votes. The Board does not endorse any nominee of FCM and unanimously recommends that you only vote “FOR” the nominees proposed by the Board by using the enclosed WHITE universal proxy card or WHITE voting instruction form accompanying this proxy statement. The Board strongly urges you to discard and not to sign or return any proxy card or voting instruction form sent to you by the FCM Group, which would be on a blue proxy card or voting instruction form.

What are the voting recommendations of the MindMed Board?

The Board unanimously recommends that you vote your shares as follows:

(1)

to elect only the nominees of the Board, Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone, to the Board to hold office until the 2024 annual general meeting of shareholders; and

(2)	to appoint KPMG LLP as independent registered public accounting firm (the “Auditor”) for the Company until the close of the 2024 annual general meeting of shareholders.

We are not responsible for the accuracy of any information provided by or relating to the FCM Group, the FCM nominees or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the FCM Group or any other statements that the FCM Group or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by or on behalf of the FCM Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card or by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or WHITE voting instruction form. Only the last-dated, properly executed proxy card that you submit will be counted, provided that such proxy card is received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof. As described under “Can I change my vote after submitting my proxy?”, any proxy may be revoked at any time prior to its exercise at the Annual Meeting except that a proxy received after such deadline will revoke the prior proxy but the instructions in the new proxy card will not be given effect. Shareholders who access the Annual Meeting virtually and vote on any matter will revoke any previously submitted proxy. If your shares are held in the name of a bank, broker or other agent and you previously provided voting instructions to your bank, broker or other agent, you should follow the instructions provided by your bank, broker or other agent to revoke or change your voting instructions. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card or voting instruction form that you receive other than the enclosed WHITE universal proxy card or the WHITE voting instruction form.

Voting to “WITHHOLD” with respect to any FCM nominee on a blue proxy card sent to you by the FCM Group is NOT the same as voting for the Board’s nominees because a vote to “WITHHOLD” with respect to any FCM nominee on its blue proxy card will revoke any proxy you previously submitted. For example, this means that if you have submitted a validly executed proxy voting “FOR” the nominees recommended by the Board but later submit a validly executed proxy withholding your votes from the FCM nominees, your prior vote in favor of the nominees recommended by the Board will not be counted.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The six validly nominated nominees receiving the most “FOR” votes will be elected as directors.	NOT APPLICABLE	None

2	Appointment of KPMG as independent public accounting firm of the Company until the next annual general meeting	“FOR” votes from the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter.	NO EFFECT	None

Additional Information Regarding Voting on Proposal No. 1

FCM has notified MindMed of its intent to nominate a control slate of four alternative nominees for election as directors at the Annual Meeting in opposition to four of the six nominees recommended by your Board. It will NOT help elect the nominees recommended by your Board if you sign and return the blue proxy card sent by the FCM Group even if you vote to “WITHHOLD” with respect to FCM’s director nominees. In fact, doing so will cancel any previous vote you cast on a WHITE universal proxy card sent to you by MindMed. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to six nominees, and the six nominees receiving the greatest number of votes cast “FOR” their election will be elected, regardless of whether they were nominated by your Board or by FCM. Votes to “WITHHOLD” with respect to any nominee are not votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s). The best way to support your Board’s nominees is to vote “FOR” all of your Board’s nominees, which shareholders can do by marking “FOR” only the Board’s nominees on the WHITE universal proxy card or WHITE voting instruction form.

Additional Information Regarding Voting on Proposal No. 2

Typically, the appointment of the independent registered public accounting firm is a routine matter as to which, under applicable NYSE rules (which NYSE-registered brokers must comply with even with respect to Nasdaq-listed companies), a broker will have discretionary authority to vote if instructions are not received from the client at least 10 days prior to the Annual Meeting (so-called “broker non-votes”). However, because the FCM Group has initiated a proxy contest, to the extent that the FCM Group provides a proxy card or voting instruction form to shareholders who hold their shares in “street” name, brokers will not have discretionary voting authority to vote on any of the proposals at the Annual Meeting. As a result, assuming the FCM Group has provided you with its proxy materials, all proposals disclosed in this proxy statement, including Proposal No. 2 for the appointment of the Company’s independent registered public accounting firm, will be considered non-routine under the rules of the NYSE and your broker will not vote your shares on any proposal without your instructions. Accordingly, it is very important that you instruct your broker how you wish your shares to be voted on these matters.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “FOR” the nominees to the Board of Directors in Proposal No. 1, or you can vote “FOR” the nominees proposed by FCM, or you may “WITHHOLD” your vote for any nominee you specify. For Proposal No. 2, you may vote “FOR” or “AGAINST” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof and in respect of amendments or variations to matters identified in the notice of meeting. See “What happens if I return a WHITE universal proxy card but give voting instructions for more than six candidates?” and “What happens if I return a WHITE universal proxy card but give voting instructions for fewer than six candidates?” for further information.

The procedures for voting are below:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote during the Annual Meeting via the Internet or you may vote by proxy prior to the Annual Meeting using the enclosed WHITE universal proxy card, over the telephone or through the Internet. Whether or not you plan to attend the Annual Meeting via the Internet, we urge you to vote by proxy to ensure your vote is counted.

•

By Internet During the Annual Meeting: You must register prior to the Annual Meeting or any adjournment thereof by going to www.proxydocs.com/MNMD and providing the control number on your WHITE proxy card. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. We recommend that you register at least one hour prior to the start of the Annual Meeting.

•

By Internet Prior to the Annual Meeting: Visit http:// www.proxypush.com/MNMD and have available the control number included on your WHITE universal proxy card. Your internet vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, to be counted.

•

By Proxy Card: Complete, sign and date the enclosed WHITE universal proxy card and return by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, in the envelope provided. If you return your signed proxy card to us before such deadline, we will vote your shares as you direct.

•

By Telephone: Dial toll-free (888) 355-2684 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, to be counted.

You have the right to appoint a person or company to represent you at the Annual Meeting other than the persons designated in the WHITE universal proxy card. To do so, provide your proxy card to the person or company you would like to appoint as your proxyholder so that they can register and vote on your behalf as stated above.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a WHITE voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the WHITE voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. Do not return any voting instruction form provided by or on behalf of any member of the FCM Group. To vote virtually at the Annual Meeting, you must:

1.

obtain a valid legal proxy from your broker, bank or other agent and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting with respect to any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof; and

2.

register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and provide the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting.

Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

Proxy voting via the Internet will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you own as of the close of business on the Record Date.

What happens if I do not vote?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent (Broker non-votes)

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) (which NYSE-registered brokers must comply with even with respect to Nasdaq-listed companies), deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Typically, the appointment of the independent registered public accounting firm is a routine matter as to which, under applicable NYSE rules (which NYSE-registered brokers must comply with even with respect to Nasdaq-listed companies), a broker will have discretionary authority to vote if instructions are not received from the client at least 10 days prior to the Annual Meeting (so-called “broker non-votes”). However, because the FCM Group has initiated a proxy contest, to the extent that the FCM Group provides a proxy card or voting instruction form to shareholders who hold their shares in “street” name, brokers will not have discretionary voting authority to vote on any of the proposals at the Annual Meeting. As a result, assuming the FCM Group has provided you with its proxy materials, all proposals disclosed in this proxy statement, including Proposal No. 2 for the appointment of the Company’s independent registered public accounting firm, will be considered non-routine under the rules of the NYSE and your broker will not vote your shares on any proposal without your instructions. Accordingly, it is very important that you instruct your broker how you wish your shares to be voted on these matters.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker or other agent holding the shares as to how to vote on matters deemed to be ”non-routine,” the bank, broker or other agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How will my common shares be voted if I give my proxy?

If you return a signed and dated proxy card, your common shares represented by the proxy card will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and that, if you specify a choice with respect to any matter to be acted upon, your common shares will be voted accordingly.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you are a registered shareholder and you send in your WHITE universal proxy card or use Internet or telephone voting as instructed on your WHITE universal proxy card, but do not specify how you want to vote any of your shares (i.e., you do not vote “FOR” or to “WITHHOLD” with respect to any nominees), the proxies will vote their shares “FOR” the Board’s six nominees for director, in accordance with the Board’s recommendations, and “FOR” Proposal No. 2.

Is MindMed using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted new rules requiring the use of a universal proxy card in contested director elections that took effect on August 31, 2022 and which therefore may be applicable to the Annual Meeting. We expect that each of MindMed and the FCM Group will use its own version of a universal proxy card containing the names of both MindMed’s and FCM’s nominees. MindMed is using the enclosed WHITE universal proxy card. Our Board unanimously recommends using the enclosed WHITE universal proxy card and voting “FOR” all of the nominees proposed by the Board only and disregarding any proxy card that may be sent to you by the FCM Group. If you have already voted using the blue proxy card provided by or on behalf of the FCM Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card or by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or WHITE voting instruction form. Only the last-dated, properly executed proxy card that you submit will be counted, provided that such proxy card is received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof. As described under “Can I change my vote after submitting my proxy?”, a proxy received after such deadline will revoke the prior proxy but the instructions in the new proxy card will not be given effect. Registered shareholders who access the Annual Meeting virtually and vote on any matter will revoke any previously submitted proxy. If your shares are held in the name of a bank, broker or other agent and you previously provided voting instructions to your bank, broker or other agent, you should follow the instructions provided by your bank, broker or other agent to revoke or change your voting instructions.

Under the SEC’s universal proxy rules, a third party is only entitled to require a company holding an annual meeting to elect directors to use a universal proxy card if such third party complies with the applicable requirements of the universal proxy rules.

What happens if I return a WHITE universal proxy card or WHITE voting instruction form but give voting instructions for more than six candidates?

An “overvote” occurs when a shareholder submits more votes for director nominees than there are Board seats up for election. Certain voting methods available to shareholders may not permit an overvote.

In the event an overvote (i.e., voting “FOR” with respect to more than six nominees on Proposal 1) occurs on a WHITE universal proxy card or WHITE voting instruction form (an “Overvote Proxy Card”), the votes submitted on such Overvote Proxy Card will be invalidated and not counted.

What happens if I return a WHITE universal proxy card or WHITE voting instruction form but give voting instructions for fewer than six candidates?

An undervote occurs when a shareholder submits less votes “FOR” director nominees than there are Board seats up for election.

To the extent a shareholder votes “FOR” or to “WITHHOLD” with respect to at least one but fewer than six nominees on Proposal No. 1, his or her shares will only be voted “FOR” those nominees he or she has marked. Any remaining votes on Proposal No. 1 will not be voted and will have the same effect as a vote to “WITHHOLD” for all other nominees.

However, if you are a registered shareholder and you send in your WHITE universal proxy card or use Internet or telephone voting as instructed on your WHITE universal proxy card, but do not specify how you want to vote any of your shares (i.e., you do not vote “FOR” or to “WITHHOLD” with respect to any nominees), the proxies will vote their shares “FOR” the Board’s six nominees for director, in accordance with the Board’s recommendations.

As discussed above under “What happens if I do not vote?”, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be ”non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Can I use the WHITE universal proxy card if I want to vote for one or more of the FCM nominees?

Yes, if you would like to vote in favor of some or all of the FCM nominees despite the Board’s recommendation to the contrary, we urge you to use the Company’s WHITE universal proxy card to do so.

Who is paying for this proxy solicitation?

This proxy statement is furnished in connection with the solicitation of proxies by management of the Company. We will pay for the entire cost of soliciting proxies by management. In addition to these proxy materials, our directors, director nominees and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, director nominees and employees will not be paid any additional compensation for soliciting proxies. No additional compensation will be paid to our directors or employees for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Annex A sets forth information relating to certain of our directors, director nominees and certain executive officers and employees who are considered “participants” in MindMed’s solicitation under the rules of the SEC by reason of their position as directors of MindMed or because they may be soliciting proxies on MindMed’s behalf.

All costs of the solicitation of proxies by management for the Annual Meeting will be borne by the Company. As a result of the proxy contest initiated by the FCM Group, we may incur additional costs in connection with the solicitation of proxies. The Company has retained Morrow Sodali LLC (“Morrow”) to assist it in its solicitation of proxies from its shareholders and to provide additional services including but not limited to activism strategy, shareholder profile analysis and strategic shareholder communications. The Company has agreed to pay Morrow an aggregate fee of up to approximately $200,000 plus reasonable out-of-pocket expenses and an additional charge of $6.50 per holder in connection with shareholder communications to retail holders, for these services. That firm expects that approximately 35 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from shareholders this year may substantially exceed those normally spent for an annual meeting of shareholders. Such additional costs are expected to aggregate to approximately $2,750,000, of which approximately $500,000 has been incurred as of the date of this proxy statement. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; fees of outside counsel to advise us in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common shares; and the costs of retaining an independent Inspector of Elections.

The FCM Group will bear the entire cost of any proxies that they solicit. In the FCM Nomination Notice (as defined below in the section entitled “Background of the Solicitation”) and the preliminary proxy statement filed by the FCM Group with the SEC on April 20, 2023, FCM indicated that, to the extent legally permissible, if the FCM Group is successful in the solicitation pursuant to its proxy statement, the FCM Group intends to seek reimbursement from the Company for the expenses it incurs in connection with such solicitation. The Company is under no obligation to provide such reimbursement and cannot provide any assurance as to the amount of reimbursement the FCM Group may seek to obtain from the Company.

What does it mean if I receive more than one set of proxy materials, including proxy cards?

Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one set of proxy materials from MindMed, including more than one WHITE universal proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the WHITE universal proxy cards in the proxy materials to ensure that all of your shares are voted.

Additionally, FCM has stated its intention to nominate four individuals for election as directors at the Annual Meeting. If the FCM Group proceeds with the proxy contest, you may receive proxy solicitation materials from the FCM Group, including an opposition proxy statement and a blue proxy card. Because the FCM Group may choose to send its proxy solicitation materials to only a portion of our shareholders, you may or may not receive those materials depending on what the FCM Group decides.

In the event you do receive materials from the FCM Group, the Board unanimously recommends that you disregard and do NOT return any proxy card you receive from any member of the FCM Group.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•

You may complete, sign and date a new, later dated, enclosed proxy card and return by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, in the envelope provided (in which case only the later-dated proxy is counted and the earlier proxy is revoked).

•

You may submit a new, later dated proxy via the Internet. Visit http:// www.proxypush.com/MNMD and have available the control number included on your proxy card or on the instructions that accompanied your proxy materials. Your Internet vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or with respect to or any adjournment or postponement thereof, to be counted (in which case only the later-dated proxy is counted and the earlier proxy is revoked).

•

You may submit a new, later dated proxy via telephone. Dial toll-free (888) 355-2684 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment or postponement thereof, to be counted (in which case only the later-dated proxy is counted and the earlier proxy is revoked).

•

You may send a timely written notice that you are revoking your proxy to the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 to the attention of the Chief Executive Officer at any time up to and including the last business day before any adjourned or postponed meeting at which the proxy is to be used.

•

You may send a timely written notice that you are revoking your proxy to the chair of the Annual Meeting, or any adjournment or postponement thereof, before any vote in respect of which the proxy has been given has been taken.

Shareholders who access the Annual Meeting virtually and vote on any matter will revoke any previously submitted proxy. You are advised to review our Articles, which contain a description of how the revocation of proxy must be signed. The Board or chair of the Annual Meeting may waive or extend the time limit for the deposit of proxies at any time at their discretion.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a WHITE voting instruction form with these proxy materials from that organization rather than from MindMed. Simply complete and mail the WHITE voting instruction form in accordance with the instructions in that form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. Do not return any voting instruction form provided by or on behalf of any member of the FCM Group. To vote virtually at the Annual Meeting, you must:

1.

obtain a valid legal proxy from your broker, bank or other agent and endeavor to submit the legal proxy to DSMsupport@mediant.com by June 12, 2023 at 5:00 p.m. Eastern Time, or the third business day prior to the Annual Meeting with respect to any adjournment or postponement thereof but must submit the legal proxy to DSMsupport@mediant.com by no later than June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting or any adjournment or postponement thereof; and

2.

register in advance of the Annual Meeting by going to www.proxydocs.com/MNMD and provide the control number included with your WHITE voting instruction form and voting instructions received from your broker, bank or other agent. We recommend you register at least one hour prior to the start of the Annual Meeting.

Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form. If you previously provided voting instructions to your bank, broker or other agent you should follow the instructions provided by your bank, broker or other agent to revoke or change your voting instructions.

If you have any question or need assistance voting, please call Morrow, MindMed’s proxy solicitor. Shareholders in the U.S. and Canada may call toll free at (800) 662-5200. Banks and brokers may call collect at +1 (203) 658-9400.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be any of the persons we have designated in the proxy card. Just provide your proxy card to the person you would like to appoint as your proxy so that they can register and vote on your behalf. Please ensure that the person you have appointed will be attending the Annual Meeting via the virtual meeting platform and is aware that he or she will be voting your common shares. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or via the Internet prior to the Annual Meeting.

Your proxyholder must register in advance by going to www.proxydocs.com/MNMD and providing the control number on your proxy card. We recommend that your proxyholder register at least one hour prior to the start of the Annual Meeting.

When are shareholder proposals and director nominations due for next year’s annual general meeting of shareholders?

Shareholder Proposals

To be considered for inclusion in the proxy materials for the next annual general meeting, your shareholder proposal must be submitted either in writing by no later than March 15, 2024 to the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 to the attention of the Chief Executive Officer. You are also advised to ensure compliance with provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) related to shareholder proposals. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

Director Nominations

A director nomination for the next annual general meeting must be submitted in writing to the attention of the Chief Executive Officer at either the principal executive offices of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 no later than 5:00 pm (Vancouver time) on the 30th day before the 2024 annual general meeting of shareholders; provided, however, (a) if the first public announcement made by the Company of the date of the next annual general meeting is less than 50 days before such meeting date, then no later than the close of business on the 10th day following such announcement or (b) if notice and access (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for the delivery of proxy related materials in respect of the next annual general meeting and the first public announcement made by the Company in respect of such meeting is not less than 50 days before such meeting date, then no later than the close of business on the 40th day before such meeting date. You are also advised to review our Articles which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations. In addition, to comply with SEC rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must have provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act by April 16, 2024 unless such information has been provided in a preliminary or definitive proxy statement previously filed by such shareholder; provided that, if the date of the 2024 annual general meeting of shareholders is changed by more than 30 days from June 15, 2024, then shareholders who intend to solicit such proxies have until the later of 60 days prior to the date of the 2024 annual general meeting of shareholders or the 10th day following the day on which public announcement of the date of the 2024 annual general meeting of shareholders to provide such notice.

How are votes counted?

First Coast Results, Inc., or another qualified independent inspector of elections, is expected to be engaged as our independent agent to tabulate shareholder votes for the Annual Meeting (the “Inspector of Elections”). Votes will be counted by the Inspector of Elections for the Annual Meeting, who will separately count, for Proposal No. 1, votes “FOR,” “WITHHOLD” and, if applicable, broker non-votes; and with respect to Proposal No. 2, votes “FOR,” “AGAINST,” abstentions and, if applicable, broker non-votes.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least two shareholders holding in the aggregate at least 33 1/3% of the issued and outstanding shares entitled to be voted at the meeting that are present at the meeting virtually or represented by proxy, irrespective of the number of persons actually present at the meeting. On the Record Date, there were 38,593,701 common shares outstanding and entitled to vote. Thus, shares representing 12,863,281 votes must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting, virtually or represented by proxy, may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Given that we expect the Annual Meeting to be a contested meeting, we may not announce the preliminary results of the voting at the Annual Meeting, although we reserve the right to do so. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting and in a report on voting results that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR”). If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

THIS PROXY STATEMENT, THE PROXY CARD AND THE ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTPS://WWW.PROXYDOCS.COM/MNMD

OVERVIEW OF PROPOSALS

This proxy statement contains two proposals requiring shareholder action, which are as follows:

•	Proposal No. 1, which requests the election of six directors to hold office until the 2024 annual general meeting; and

•	Proposal No. 2, which requests the appointment of KPMG LLP as the Auditor for the Company until the close of the 2024 annual general meeting.

Each of the above proposals is discussed in more detail in the pages that follow.

BACKGROUND OF THE SOLICITATION

The summary below details the significant contacts between the Company, the FCM Group and its representatives beginning in August 2021 through the date of this proxy statement. This summary does not purport to catalogue every conversation of or among members of the Board, Company management, the Company’s advisors and the FCM Group or its representatives or advisors relating to the FCM Group’s solicitation. FCM is a Wyoming limited liability company. To the Company’s knowledge, its members are a group of Company shareholders consisting of (1) Dr. Scott Freeman, a manager of FCM who was also a co-founder of Savant and Chief Medical Officer of MindMed from September 2019 until his separation from MindMed on August 31, 2020, (2) Mr. Jake S. Freeman, Dr. Freeman’s nephew, Executive President of FCM and, to the Company’s knowledge, a student at the University of Southern California and (3) Mr. Chad Boulanger, a MindMed shareholder.

On August 23, 2021, Dr. Freeman sent a communication to MindMed’s then-Chairman of the Board, indicating that Dr. Freeman was requesting a seat on the Board. The Board did not respond to this communication.

On September 29, 2021, as part of the Board’s ongoing refreshment efforts, the Board appointed Mr. Andreas Krebs and Ms. Carol Vallone to serve as independent directors on the Board.

On December 14, 2021, the Company announced (1) the appointment of Mr. Robert Barrow, who had acted as interim Chief Executive Officer since June 2021, as the Chief Executive Officer of the Company, which followed the Board’s thorough evaluation of potential external candidates using an independent executive search firm, (2) the appointment of Ms. Vallone as Chair of the Board and (3) the appointment of Mr. Krebs as Vice Chair of the Board.

On May 4, 2022, Dr. Freeman contacted the Chair of the Board’s Nominating and Corporate Governance Committee, Mr. Krebs, referencing Dr. Freeman’s August 23, 2021 communication, reiterating Dr. Freeman’s belief that he was entitled to be appointed to the Board based on being one of the largest single shareholders of the Company and his purported expertise in clinical development.

On May 6, 2022, Mr. Krebs responded to Dr. Freeman, indicating that the Company had retained a recruitment firm to help identify potential candidates to serve on the Board and invited Dr. Freeman to submit his resume for consideration and to be included in the list of possible candidates. MindMed received no response from Dr. Freeman.

On June 27, 2022, legal counsel to Mr. Freeman requested that MindMed provide Mr. Freeman with (1) a list of the Company’s registered shareholders pursuant to the Business Corporations Act (British Columbia) (the “BCA”), (2) a copy of the most recently prepared list of non-objecting beneficial owners of the Company’s shares pursuant to applicable Canadian securities laws, and (3) copies of ballots and proxies that were voted at the Company’s shareholder meeting held on June 1, 2022 pursuant to the BCA.

Between July 11 and 18, 2022, MindMed provided Mr. Freeman’s legal counsel with the shareholder and voting information so requested.

On August 11, 2022, as part of the Board’s ongoing refreshment efforts, the Board appointed Drs. Suzanne Bruhn and Roger Crystal to serve as independent directors on the Board.

On August 11, 2022, FCM issued a press release containing an open letter to the Board signed by Dr. Freeman and Messrs. Freeman and Boulanger (the “August 11th Letter”). That letter (1) stated that the signatories represented investors holding approximately 5.6% of MindMed’s total outstanding shares, (2) criticized the Company’s strategic direction, (3) included a four-page plan (the “FCM Plan”) providing for substantial changes in the Company’s clinical development and corporate strategies, (4) proposed adding Dr. Freeman to the Board and reinstating him as the Company’s Chief Medical Officer, (5) requested a meeting between the Company and FCM, and (6) stated that FCM would consider calling a special meeting of the Company’s shareholders if the Board did not work constructively with FCM on a path forward. Despite publicly purporting to represent a group of shareholders holding over 5% of the Company’s total outstanding shares, FCM did not at that time file, and to date still has not filed, a Schedule 13D with the SEC indicating such an ownership level.

Also on August 11, 2022, FCM launched a website and began promoting the FCM Plan across online forums such as Reddit, including by stating FCM’s intent to increase its ownership stake in the Company.

On August 22, 2022, Mr. Barrow, Ms. Vallone (as Chair of the Board), Dr. Freeman and Messrs. Freeman and Boulanger held a meeting via video conference. At the meeting, the FCM representatives discussed the FCM Plan but failed to provide meaningful substantive responses when Mr. Barrow and Ms. Vallone posed follow-up questions and raised concerns regarding the feasibility of elements of the plan set forth in the August 11th Letter. Mr. Barrow and Ms. Vallone also made inquiries into the FCM representatives’ clinical, research and regulatory experience in psychiatry or the psychedelic drug class.

On August 24, 2022, the Board held a meeting during which it considered the August 11th Letter. The Board discussed the views of members of the Board and management regarding the feasibility of the FCM Plan and whether Dr. Freeman would be suitable for service on the Board.

On August 31, 2022, the Board held a meeting with its external legal advisors in attendance to discuss matters relating to FCM, including FCM’s failure to file a Schedule 13D with the SEC with respect to the Company, the feasibility of the FCM Plan, FCM’s level of expertise and Dr. Freeman’s suitability for service on the Board.

On September 8, 2022, Mr. Barrow and Dr. Dan Karlin (MindMed’s Chief Medical Officer) held a video conference with Dr. Freeman and Messrs. Freeman and Boulanger (the “September 8th Meeting”). The Company participants asked the representatives of FCM for additional details about the FCM Plan, which such representatives failed to provide. During the meeting, the FCM representatives stated that, in order to prevent further public agitation by FCM, which could include calling a special meeting of shareholders to elect FCM’s proposed Board nominees, FCM would require that Dr. Freeman and another individual to be identified by FCM be added to the Board.

On September 9, 2022, the Board held a meeting with its external legal and communications advisors in attendance to discuss the September 8th Meeting and potential responses to FCM. Following discussion, despite the Board’s view that the FCM Plan was not feasible, in order to avoid the possible expense and public distraction of a proxy contest, the Board authorized Company management to offer a settlement proposal to FCM. The Board also discussed the fact that Dr. Freeman was currently involved in litigation with Mr. Stephen Hurst, a former member of the Board and a co-founder of the Company.

On September 22, 2022, an account purporting to be controlled by FCM made a post on Reddit accusing Company management of engaging in “bad faith antics” and stating that FCM was prepared to execute a number of planned responses if the Company did not reach agreement in principle with FCM at a meeting scheduled for the next day.

On September 23, 2022, Mr. Barrow and Dr. Dan Karlin met with Dr. Freeman and Messrs. Freeman and Boulanger via videoconference (the “September 23rd Meeting”). During the meeting, the Company participants, as authorized by the Board, proposed to enter into a cooperation agreement, including a standstill, in exchange for (1) the Company and FCM mutually agreeing upon an independent director to be nominated for election at the Annual Meeting, and (2) management of the Company holding a confidential discussion with representatives of FCM to provide FCM with further insights into the Company’s strategy and to address matters raised by FCM. Dr. Freeman indicated FCM’s resistance to the proposal, noting that it did not give FCM sufficient control over the Company’s strategy and operations and that waiting until after the Annual Meeting to effect the changes that FCM desired would probably be inadequate. FCM indicated it would consider the proposal and respond.

The Company did not receive a response from FCM, but later on September 23, 2022, an account purporting to be controlled by FCM posted on Reddit “after today’s meeting with [MindMed] NO DEAL” and “RELEASE THE MEMES,” which the Company took to indicate FCM’s rejection of the proposal.

On September 26, 2022, the Board held a meeting with its external legal advisors in attendance to discuss the September 23rd Meeting and the public statements released by FCM before and after the meeting.

On September 28, 2022, Messrs. Freeman and Boulanger, on behalf of FCM, issued a public letter addressed to Ms. Vallone which, among other things, demanded the termination of MindMed’s contemplated public offering of common shares and accompanying warrants to purchase common shares which had been announced on September 27, 2022 (the “September 28th Letter”).

On September 30, 2022, the Board held a meeting with its external legal advisors in attendance during which matters relating to FCM, including the September 28th Letter, were discussed. After discussion, the Board determined no further communication with FCM was warranted at such time.

On October 3, 2022, Mr. Freeman issued a public letter addressed to Mr. Barrow challenging Mr. Barrow to a “public debate.”

On October 3, 2022, the Board held a meeting with its external legal advisors in attendance during which matters relating to FCM were discussed.

On October 7, 2022, Mr. Barrow participated in an interview with a representative of the investor website, Psychedelic Invest, during which he discussed the Company’s strategy and vision and addressed numerous matters relating to FCM’s campaign and suggestions.

On October 13, 2022, FCM issued a public letter to Company shareholders addressing Mr. Barrow’s interview with Psychedelic Invest.

On October 21, 2022, Messrs. Freeman and Boulanger, on behalf of FCM, issued a public letter addressed to Ms. Vallone which contained certain allegations regarding Mr. Barrow and other members of Company management.

On October 24, 2022, FCM sent a letter to Ms. Vallone demanding an independent investigation of certain allegations set forth in such letter and the resignation of Mr. Barrow.

On October 25, 2022, Mr. Freeman sent an email to Dr. Crystal requesting a meeting.

Also on October 25, 2022, the Board held a meeting with its external legal advisors in attendance to discuss FCM’s recent public communications and allegations regarding the Company.

On November 3, 2022, Messrs. Freeman and Boulanger, on behalf of FCM, issued a public letter addressed to Ms. Vallone which stated (among other things) that FCM had filed a complaint with the SEC containing certain allegations against the Company and called for the immediate termination of Mr. Barrow, another MindMed employee and Ms. Brigid Makes, a member of the Board.

On November 9, 2022 the Board held a meeting with its external legal advisors in attendance to discuss FCM’s recent public communications and allegations regarding the Company.

On November 14, 2022, Messrs. Freeman and Boulanger, on behalf of FCM, issued a public letter addressed to Ms. Vallone containing certain allegations of wrongdoing against MindMed and demanding that MindMed engage independent outside counsel to investigate such allegations.

On November 21, 2022, Messrs. Freeman and Boulanger, on behalf of FCM, delivered a letter to a business that is independent of MindMed but connected to a member of the Board making certain allegations against that member of the Board.

On December 1, 2022, outside legal counsel to the current members of the Board delivered a letter to FCM and Messrs. Freeman and Boulanger demanding that the recipients cease and desist from unlawful conduct, including making or publishing false statements about the current members of the Board (the “December 1st Letter”).

On December 2, 2022, the Board held a meeting to discuss matters relating to FCM, including the allegations of misconduct by members of Company management and the Board (the “FCM Allegations”) contained in FCM’s letters dated August 11, September 28, October 13, October 21, October 24, November 3, November 14 and November 21, 2022. After discussion, the Board also ratified the engagement by the committee described below of a qualified law firm as independent outside counsel to conduct an independent review, which included a review of the FCM Allegations. Ms. Vallone and Mr. Andreas Krebs were appointed by the Board to serve on a committee to oversee such counsel in connection with its independent review of such matters.

On December 23, 2022, counsel to FCM and Messrs. Freeman and Boulanger delivered a letter to the outside legal counsel to the current members of the Board in response to the December 1st Letter (the “December 23rd Letter”).

On January 9, 2023, outside legal counsel to the current members of the Board delivered a letter to FCM’s counsel in response to the December 23rd Letter.

On March 7, 2023, the Board held a meeting with such independent outside counsel in attendance to, among other matters, consider the FCM Allegations. At such meeting, the Board also considered the independent review conducted by such independent outside counsel of the FCM Allegations. After discussion, the Board concluded that the FCM Allegations as to current management and the current members of the Board were not supported by credible evidence and that no further action was warranted.

On March 30, 2023, Dr. Freeman, on behalf of FCM, delivered to the Company a notice (the “March 30th Notice”) of FCM’s intent to nominate and solicit proxies in favor of four director nominees for election to the Board at the Annual Meeting, in purported satisfaction of the requirements of Rule 14a-19 under the Exchange Act. The March 30th Notice also requested a meeting with the Company the following week. The March 30th Notice did not contain the information required to comply with the requirements of the Company’s Articles for giving advance notice of an intention to nominate director candidates.

On April 6, 2023, Ms. Vallone, Mr. Barrow, Dr. Freeman and Messrs. Freeman and Boulanger held a meeting via video conference. During the meeting, Mr. Freeman indicated that while FCM was prepared to wage a proxy contest to elect its director candidates, FCM would be willing to settle in exchange for the Company replacing three existing directors with three of FCM’s proposed nominees to the Board, including Dr. Freeman. Mr. Freeman also described FCM’s criticisms of the Board and management and the Company’s strategy and performance and indicated that FCM was not currently a record holder of MindMed shares. During the meeting, Mr. Barrow and Ms. Vallone made inquiries into the FCM nominees’ clinical, research and regulatory experience in psychiatry or the psychedelic drug class. Mr. Freeman requested a response to FCM’s proposal by close of business on April 10th.

On April 10, 2023, the Board held a meeting with its external advisors in attendance to discuss FCM’s settlement proposal. The Board discussed the experience and expertise of the three individuals FCM had included in its settlement proposal relative to those of the slate of directors the Board expected to nominate at the Annual Meeting. The Board also discussed (1) its assessment of FCM’s criticisms of the Company and management, (2) FCM’s continuing failure, despite months of good faith engagement by the Company, to articulate a feasible strategic plan for the Company that was superior to the Company’s existing strategy, (3) the fact that FCM was seeking to designate half of the Board despite purporting to own only approximately 3.5% of the Company’s outstanding shares (whether held by FCM directly or through related persons, excluding approximately 1.0% of the Company’s outstanding shares that FCM claims are held in another entity that FCM does not directly control) and (4) FCM’s credibility, including with other investors and stakeholders, and pattern of issuing false and misleading ad hominem attacks against the Company and members of the Board. Following discussion, the Board determined that none of the three individuals identified by FCM was additive to the Board relative to the Board’s expected slate of directors and to reject FCM’s settlement proposal. However, in light of the significant expense and distraction a proxy contest would present, the Board authorized management to present a counterproposal to FCM.

On April 11, 2023, Mr. Barrow and Ms. Vallone met with Dr. Freeman and Messrs. Freeman and Boulanger via video conference. Mr. Barrow noted the significant efforts the Board had undertaken and continued to undertake with respect to proactive refreshment and the high standards of independence, expertise and experience the Board expected for its members. Mr. Barrow stated that, after careful review and discussion of FCM’s nominees, the Board had determined that they did not have experience and expertise that would be additive to the Board relative to the Board’s intended slate of directors and that the Board had rejected FCM’s settlement proposal. Mr. Barrow stated that, in the hopes of finding a mutually agreeable resolution, the Board would be willing to (1) expand the Board to seven members and add a new independent director to be mutually agreed with FCM, who would be appointed to the Board after the conclusion of the Annual Meeting and would not consist of any of the four individuals identified in the March 30th Notice and (2) enter into a confidentiality agreement with FCM to facilitate discussing the Company’s strategy in more detail and endeavor to incorporate FCM’s feedback, subject to FCM entering into a cooperation agreement containing customary provisions, including a standstill (the “April 11th Proposal”). As required by applicable SEC rules, Mr. Barrow also disclosed to FCM’s representatives the individuals the Board expected to nominate for election at the Annual Meeting (which are the same Company nominees named in this proxy statement).

On April 13, 2023, Mr. Freeman on behalf of FCM sent a letter to Mr. Barrow and Ms. Vallone indicating that FCM declined the Company’s April 11th Proposal and that FCM was of the view that FCM’s proposals should be put before the Company’s shareholders.

On April 17, 2023, the Nomination & Corporate Governance Committee of the Board (the “Nominating Committee”) held a meeting with its external advisors in attendance to consider the candidacy of each of Mr. Barrow, Drs. Bruhn and Crystal, Mr. David Gryska, Mr. Krebs and Ms. Vallone and FCM’s director nominees for election to the Board, in each case, in accordance with the director nomination policies set forth in the Charter of the Nominating Committee. The Nominating Committee concluded, after careful consideration, that FCM’s director nominees do not, individually or collectively, possess the relevant background, experience or skillsets to be qualified to serve on the Board and recommended that the Board not recommend any of FCM’s nominees for election to the Board at the Annual Meeting. In reaching such conclusion, the Nominating Committee considered, among other factors, the fact that, based on inquiries made by Mr. Barrow and Ms. Vallone at meetings with FCM’s representatives and other available information, the FCM director nominees do not have suitable experience or expertise in the following key areas of focus for the Company: (1) serving as a director of a public company in the pharmaceutical industry; (2) conducting or overseeing clinical trials or research in the field of psychiatry or with the psychedelic drug class; (3) participating in or overseeing regulatory strategy or discussions with the Division of Psychiatry at FDA or otherwise obtaining regulatory approval in the U.S. or other jurisdictions in the field of psychiatry; (4) conducting or overseeing capital raising in domestic and international financial markets; or (5) conducting or overseeing commercialization and go-to-market strategies for pharmaceutical products in domestic or international markets. Furthermore, the Nominating Committee, after due consideration of the qualifications of each of Mr. Barrow, Drs. Bruhn and Crystal, Messrs. Gryska and Krebs and Ms. Vallone, recommended to the Board that only such director nominees be nominated and recommended by the Board for election at the Annual Meeting.

Also on April 17, 2023, the Board held a meeting with its external advisors in attendance at which, upon the unanimous recommendation of Nominating Committee and after deliberation, the Board unanimously (1) determined not to recommend any of the FCM director nominees for election to the Board, (2) approved the nomination of a slate consisting of Mr. Barrow, Drs. Bruhn and Crystal, Messrs. Gryska and Krebs and Ms. Vallone for election to the Board at the Annual Meeting, and (3) recommended that shareholders vote “FOR” each of the six nominees recommended by the Board on the enclosed WHITE universal proxy card.

On April 18, 2023, MindMed filed its preliminary proxy statement to be used in connection with the Annual Meeting at the direction of the Board.

On April 19, 2023, Mr. Jake S. Freeman, on behalf of FCM, delivered to MindMed at its registered offices a notice of nomination of persons for election as directors, purporting to nominate each of the FCM director nominees for election to the Board at the Annual Meeting and providing certain additional disclosures with respect to the FCM Group (the “FCM Nomination Notice”).

On April 20, 2023, the FCM Group filed a preliminary proxy statement with the SEC to be used in connection with its solicitation of proxies in favor of its director nominees and in opposition to four of the Board’s nominees.

On April 26, 2023, MindMed’s outside counsel delivered a letter to the FCM Group’s outside counsel identifying certain deficiencies in the FCM Nomination Notice and requesting that FCM supplement the notice to address such deficiencies within the time the FCM Nomination Notice is required to be delivered under the Articles. Delivery of such letter was consistent with the Company’s duty and obligation to determine whether the nominations which were subject to the FCM Nomination Notice are properly made in accordance with the Company’s Articles and applicable laws and preserved the Company’s right to take actions with respect to any such defective nominations under the Articles and applicable law.

On April 28, 2023, MindMed filed Amendment No. 1 to the preliminary proxy statement with the SEC at the direction of the Board.

On May 1, 2023, MindMed filed this proxy statement with the SEC at the discretion of the Board.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

MindMed’s Board of Directors currently consists of six directors. The Board has set the number of directors at six and has nominated six individuals for director this year. Five of the Board’s nominees are continuing directors who already work together constructively to lead your Company, and the other nominee, David Gryska has deep financial and compliance expertise and experience working in senior executive and board-level roles at leading pharmaceutical companies. After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting. Accordingly, Ms. Makes will cease to serve as a director following the Annual Meeting.

Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee. Ms. Vallone and Messrs. Krebs and Barrow were previously elected by the shareholders. Drs. Suzanne Bruhn and Roger Crystal were appointed upon the recommendation of the Nominating and Corporate Governance Committee in August 2022 to fill vacancies due to resignations from the Board. Each of Dr. Bruhn, Dr. Crystal and Mr. Gryska was recommended to the Nominating and Corporate Governance Committee by the Company’s outside search firm, Spencer Stuart. If elected at the Annual Meeting, each of these nominees will serve until the 2024 annual general meeting of shareholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, all in accordance with the BCBCA. All nominees except Mr. Gryska are currently serving on our Board and all nominees have consented to being named in this proxy statement and to serve if elected. We do not have a formal policy regarding director or director nominee attendance at the annual meetings of shareholders. Five of our then-current directors were able to attend the 2022 annual general and special meeting of shareholders.

Vote Required

The FCM Group has stated its intention to nominate a control slate of four candidates for election to the Board at the Annual Meeting and wage a proxy contest in support of such candidates and in opposition to certain of the Board’s candidates. As a result, assuming such nominees have not been timely withdrawn by the FCM Group or otherwise abandoned by the FCM Group, the election of directors at the Annual Meeting will be considered a contested election. As a result, the “majority voting” policy previously adopted by the Board, which is discussed further below, will not apply to such contested election and instead, the directors will be elected on a plurality basis. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to six nominees, and the six nominees receiving the greatest number of votes cast “FOR” their election will be elected, regardless of whether they were nominated by your Board or by FCM. Votes to “WITHHOLD” with respect to any nominee are not votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

It will NOT help elect the nominees recommended by your Board if you sign and return the blue proxy card sent by the FCM Group even if you vote to “WITHHOLD” with respect to FCM’s director nominees. In fact, doing so will cancel any previous vote you cast on a WHITE universal proxy card sent to you by MindMed. The best way to support your Board’s nominees is to vote “FOR” all of your Board’s nominees, which registered shareholders can do by marking “FOR” only all Company nominees on the WHITE universal proxy card.

If FCM’s nominees are timely withdrawn by FCM or otherwise abandoned by FCM, the election of directors at the Annual Meeting will not be considered a contested election. As a result, the “majority voting” policy previously adopted by the Board will apply to the election of directors at the Annual Meeting. Under the “majority voting” policy, if a nominee for election as director does not receive a greater number of votes “for” than votes “withheld” at a meeting of shareholders, such nominee shall offer his or her resignation as a director in writing to the Board immediately following such meeting of shareholders. Upon receiving such offer of resignation, within 90 days following the meeting of shareholders, the Board will determine whether to accept the resignation. The Board shall accept that director’s resignation unless it decides that there are exceptional circumstances that prevent the Board from acceptance. The director’s resignation is conditional on, and will be effective following, its acceptance by the Board. If such director does not tender his or her resignation in accordance with the policy, the Board will not re-nominate that director at the next meeting of shareholders.

In the case of an uncontested election of directors where the majority voting policy applies, we will announce via a press release the decision of the Board with respect to whether the Board accepts such director’s resignation, provide a copy of the press release to the NEO Exchange Inc. (the “NEO”) and file it on a Current Report on Form 8-K with the SEC. If the Board determines not to accept the resignation, the press release will state the reasons for that decision. The director who tendered such resignation will not be part of any deliberations of any Board committee (including the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee if such director is a member thereof) or of the Board pertaining to the resignation offer.

If the Board determines to accept the resignation, the Board may, in accordance with the BCBCA and the Articles, (a) appoint a new director to fill any vacancy created by the resignation, (b) leave a vacancy unfilled until the next annual general meeting of shareholders, or (c) call a special meeting of shareholders to consider a nominee for election as director.

Following each meeting of shareholders at which there is a vote on the election of directors at an uncontested meeting, the Company will promptly disclose by press release the detailed voting results for the election of each director. The “majority voting” policy is available on the Company’s website at

https://mindmed.co/investor-resources/#corporate-governance.

Nominees for Election

The following is a brief biography of the nominees for director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the Board, based on the recommendation of the Nominating and Corporate Governance Committee, to nominate those persons for director, as of the date of this proxy statement.

The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board.

Name, Province or State and Country of Residence	Age(1)	Date Appointed to the Board	Principal Occupation During the Past 5 Years & Key Previous Positions
Robert Barrow(2) Wisconsin, USA	34	December 13, 2021	Chief Executive Officer and Director of the Company Former Director of Drug Development & Discovery at Usona Institute and former Chief Operating Officer and Director of Olatec Therapeutics LLC

Dr. Suzanne Bruhn(2)(3)(4) New Hampshire, USA	59	August 11, 2022	Director of the Company President and Chief Executive Officer of Tiaki Therapeutics Member of boards of directors of Pliant Therapeutics, Inc., Travere Therapeutics, Inc. and Vigil Neuroscience, Inc.

Dr. Roger Crystal(2)(3)(4) California, USA	46	August 11, 2022	Director of the Company Former President, Chief Executive Officer and Director of Opiant Pharmaceuticals, Inc.

David Gryska(2)(5) North Carolina, USA	67	Not Applicable(6)

Director of the Company

Former Executive Vice President and Chief Financial Officer of Incyte Corporation

Former Chief Financial Officer of Celgene Corporation

Former Member of the Board of Directors of GW Pharmaceuticals plc and Aerie Pharmaceuticals Inc.

Member of the Board of Directors and Audit Committee of Seagen Inc. and Forte Biosciences, Inc.

Andreas Krebs(2)(3)(5) Rheinland, Germany	65	September 29, 2021

Vice Board Chair of the Company

Former President and Executive board member of Wyeth Corporation

Heads family-owned investment company, Longfield Invest GmbH

Board member at IDT Biopharma (privately owned)

Industry advisor for Nordic Capital

Name, Province or State and Country of Residence	Age(1)	Date Appointed to the Board	Principal Occupation During the Past 5 Years & Key Previous Positions
Carol A. Vallone(2)(4)(5) Massachusetts, USA	66	September 29, 2021

Board Chair of the Company

Chair of the board of trustees at McLean Hospital (affiliate of Harvard Medical School), America’s #1 hospital for psychiatric care

Member of the board of trustees and finance committee for Mass General Brigham, an integrated healthcare system

Board member, compensation committee member and executive committee member of Cresco Labs, Inc.

Board member of Bain Capital Double Impact portfolio company, Arosa;

Board Chair of SV Health Investors portfolio company, Ria Health

Industry advisor for Berkshire Partners and advisory board member for Longitude Capital

(1)	As of March 31, 2023.
(2)	See “Security Ownership of Certain Beneficial Owners and Management” for information about the common shares beneficially owned, controlled or directed by each of our directors and director nominees.
(3)	Member of the Nominating Committee. Andreas Krebs is the Chair.
(4)	Member of the Compensation Committee. Carol A. Vallone is the Chair.
(5)

Member of the Audit Committee. Brigid A. Makes is currently the Chair of our Audit Committee and has served on the Board since December 2019. After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting. If elected by our shareholders, Mr. Gryska will serve as the Chair of our Audit Committee.

(6)	If elected by our shareholders, Mr. Gryska will be appointed to the Board effective immediately following the Annual Meeting.

Robert Barrow has served as our Chief Executive Officer since June 2021 and as a member of our Board since December 2021. Prior to his current position, he served as our Chief Development Officer and Senior Vice President of Development from January 2021 to June 2021. Mr. Barrow previously served as Director of Drug Development & Discovery at the Usona Institute from January 2019 to July 2020, where he oversaw the organization’s research and development activities. Prior to joining the Usona Institute, Mr. Barrow served as Chief Operating Officer and a director of Olatec Therapeutics, LLC, a private, clinical-stage biopharmaceutical company, from 2011 until December 2018, where he oversaw the execution of early- and late-stage development programs in the fields of analgesics, rheumatology, immunology and cardiovascular disease. Mr. Barrow has also served as both a technical and business adviser to numerous pharmaceutical organizations ranging from startups to Fortune 500 companies. Mr. Barrow holds a Masters degree in Pharmacology from Ohio State University and a Bachelor of Science degree in Finance from Wake Forest University, where he graduated summa cum laude and is a CFA charterholder

We believe that Mr. Barrow’s deep knowledge of the Company and extensive experience in clinical pharmacology and drug development programs in a variety of disease areas along with his financial expertise make him qualified to serve on our Board.

Suzanne Bruhn, Ph.D. has served as a director of the Company since August 2022. She is the President and Chief Executive Officer of Tiaki Therapeutics, a private, pre-clinical biotechnology company, a role she has held since May 2019. Prior to that, Dr. Bruhn served as President and Chief Executive Officer of Proclara Biosciences, Inc., a private, clinical-stage biotechnology company, from April 2017 until September 2018. Prior to that, Dr. Bruhn served as President and Chief Executive of Promedior, Inc., a private, clinical-stage biotechnology company, from 2012 until 2015. Dr. Bruhn previously held numerous senior leadership roles at Shire Human Genetic Therapies, Inc. (a part of Shire Plc.) including as senior vice president of global regulatory affairs. Dr. Bruhn has served on the boards of directors of Vigil Neuroscience, a publicly traded microglia-focused therapeutics company (NASDAQ: VIGL), since July 2022; Travere Therapeutics, Inc., a publicly traded pharmaceutical company (NASDAQ: TVTX), since April 2020; and Pliant Therapeutics, Inc., a publicly traded pharmaceutical company (NASDAQ: PLRX), since 2016. Dr. Bruhn previously served on the boards of directors of Avalo Therapeutics, Inc. (fka Cerecor Inc.), a publicly traded pharmaceutical company (NASDAQ: AVTX) from April 2020 to December 2021; Aeglea BioTherapeutics, Inc., a publicly traded biotherapeutics company (NASDAQ: AGLE), from 2017 through August 2020; Novelion Therapeutics, Inc., a biopharmaceutical company, from 2017 through January 2020; and Raptor Pharmaceuticals Corp., a former publicly traded pharmaceutical company, from 2011 until it was acquired by Horizon Pharma plc in 2016. Dr. Bruhn holds a Bachelor of Science in Chemistry from Iowa State University, a Doctor of Philosophy in Chemistry from the Massachusetts Institute of Technology and was a postdoctoral fellow in the Department of Human Genetics at Harvard Medical School.

We believe that Dr. Bruhn’s experience as chief executive officer of several biotech companies and her service as a member of the board of directors of several public companies in the life sciences industry provide her with relevant public company governance experience and industry knowledge and make her qualified to serve on our Board.

Roger Crystal, M.D. has served as a director of the Company since August 2022. Until its recent acquisition by Indivior PLC, Dr. Crystal was the President, Chief Executive Officer and Director for Opiant Pharmaceuticals, Inc., a biopharmaceutical company, which was listed on NASDAQ, a position he held since 2009. Dr. Crystal led the development of NARCAN® Nasal Spray for opioid overdose, which led to U.S. Food and Drug Administration approval and is the lead inventor on the product’s patents. Dr. Crystal previously served as the Chief Business Officer for ImaginAb, a venture capital-backed biotechnology company, from 2004 to 2016. He began his business career with roles at Goldman Sachs, A.T. Kearney, and GE Healthcare. Prior to his business career, Dr. Crystal worked for several years as a surgeon, specializing in ear, nose, and throat, head and neck surgery at leading institutions including Imperial College Healthcare, London and was awarded Membership of The Royal College of Surgeons of England (MRCS). Dr. Crystal holds a Bachelor of Medical Sciences in Physiology and a Doctor of Medicine from the University of Birmingham, UK and a Master of Business Administration from the London Business School.

We believe that Dr. Crystal’s extensive experience leading a pharmaceutical company as its chief executive officer, his background and training as a medical doctor and his strong background in clinical research, product development and commercialization make him qualified to serve on our Board.

David Gryska previously served as Executive Vice President and Chief Financial Officer of Incyte Corporation, a publicly traded pharmaceutical company (NASDAQ: INCY), from 2014 to December 2018. Additionally, Mr. Gryska served as Chief Operating Officer and a director of Myrexis, Inc., a publicly traded biopharmaceutical company in 2012. From 2006 to 2010, Mr. Gryska served as Senior Vice President and Chief Financial Officer of Celgene Corporation, a former publicly traded pharmaceutical company acquired by Bristol-Myers Squibb Company. From 2004 to 2006, Mr. Gryska was a principal at Strategic Consulting Group, where he provided strategic consulting to early-stage biotechnology companies. Previously, Mr. Gryska served at Scios Inc., a former publicly traded biopharmaceutical company acquired by Johnson & Johnson, as Senior Vice President and Chief Financial Officer from 2000 to 2004, and as Vice President of Finance and Chief Financial Officer from 1998 to 2000. From 1993 to 1998, Mr. Gryska served as Vice President, Finance and Chief Financial Officer at Cardiac Pathways Corporation, a former publicly traded medical device company acquired by Boston Scientific Corporation. Prior to Cardiac Pathways, Mr. Gryska served as a partner at Ernst & Young LLP in California. Mr. Gryska has served on the board of directors of Seagen Inc., a publicly traded biopharmaceutical company (NASDAQ:SGEN), since 2005, and Forte Biosciences, Inc., a publicly traded biopharmaceutical company (NASDAQ: FBRX) since January 2023. Mr. Gryska holds a Bachelor of Arts in Accounting and Finance from Loyola University and an M.B.A. from Golden Gate University.

We believe that Mr. Gryska’s experience as the chief financial officer and director at a number of leading public life sciences and biotechnology companies, in addition to his extensive audit and compliance experience and financial expertise, makes him qualified to serve on our Board.

Andreas Krebs has served as a director of the Company since September 2021 and Vice Chair of the Board since December 2021. Mr. Krebs has headed the family-owned investment company, Longfield Invest, since 2010, which focuses on growth companies in various industries as well as in the new economy. He has worked in seven countries across Latin America, Asia and Canada, and as President and Executive Board Member of Wyeth Corporation in the United States. Mr. Krebs was Chairman of the Supervisory Board and Shareholder Council of Merz Pharma, Frankfurt am Main, Germany from 2010 to 2019 and holds other board positions at private companies across various sectors and he is an Industry Advisor for the investment firm, Nordic Capital. Furthermore, he serves as Chairman of the private non-governmental organization, Förderverein Girassol eV, which supports children and young people from socially difficult backgrounds in São Paulo, Brazil. Mr. Krebs received degrees in Commercial Management/Business Administration of BSE Academy, State of Hessen/Germany and In-house Academy of Woelm Pharma, Eschwege, Germany.

We believe that Mr. Krebs’ financial background and experience as an international pharmaceutical executive and investment experience make him qualified to serve on our Board.

Carol A. Vallone has served as a director of the Company since September 2021 and Chair of the Board since December 2021. Ms. Vallone has served as a Trustee at McLean Hospital, America’s #1 ranked hospital for psychatric care and the largest psychiatric affiliate of Harvard Medical School, since June 2007 and currently serves as Chair of the Board of Trustees at McLean Hospital since March, 2018. She also serves on the board of trustees of Mass General Brigham, an integrated healthcare system including five nationally ranked hospitals, since July 2022 and on the finance committee at Mass General Brigham since March 2018. Additionally, Ms. Vallone serves as a board member for the publicly traded cannabis and medical marijuana company Cresco Labs (CSE: CL) since July 2020, and for a Bain Capital Double Impact portfolio company, Arosa, since June 2019. She is Chair of the Board of Ria Health, a SV Health Investors portfolio company, since June 2022. She is an Industry Advisor for the investment firm, Berkshire Partners and an Advisory Board Member of the healthcare-focused venture growth firm, Longitude Capital. Ms. Vallone has served as founder and Chief Executive Officer of higher education e-learning companies that she successfully launched, scaled globally and sold; held management positions in leading enterprise technology companies; and served on the boards of a public bank and a private-equity backed e-commerce company that went public. Ms. Vallone earned her Bachelor of Science in Business Administration from the University of Delaware.

We believe that Ms. Vallone’s strategic, financial, executive and governance experience received from her service on the boards of trustees for nationally ranked psychiatric and medical hospitals; extensive experience building and selling global companies; and experience as a director and advisor to several public and private healthcare services companies make her qualified to serve on our Board.

Orders, Bankruptcies and Penalties

To the knowledge of the Company, no proposed director is, at the date hereof, or has been, within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company that: (i) was subject to a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to a cease trade or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no proposed director: (i) is, as at the date hereof, or has been within ten years before the date hereof, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (ii) has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

To the knowledge of the Company, no proposed director, or a holding company of such proposed director, has been subject to: (i) any penalties imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

FCM Group Solicitation

Your vote is particularly important this year because the FCM Group has stated its intention to nominate a control slate of four candidates for election to the Board at the Annual Meeting and wage a proxy contest in support of such candidates and in opposition to certain of the Board’s candidates.

AFTER CAREFUL CONSIDERATION, YOUR BOARD DOES NOT ENDORSE ANY OF THE FOUR FCM NOMINEES FOR DIRECTOR AND UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES FOR ELECTION (ROBERT BARROW, DR. SUZANNE BRUHN, DR. ROGER CRYSTAL, DAVID GRYSKA, ANDREAS KREBS AND CAROL A. VALLONE).

You may receive proxy solicitation materials from the FCM Group or other persons or entities affiliated with the FCM Group, including an opposition proxy statement and associated blue proxy card. The Board urges you to disregard such materials and NOT to vote using any associated proxy card or voting instruction form. If you have already voted using the blue proxy card provided by or on behalf of the FCM Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card or WHITE voting instruction form or by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or WHITE voting instruction form. We are not responsible for the accuracy of any information provided by or relating to the FCM Group or FCM’s nominees contained in solicitation materials filed or disseminated by or on behalf of the FCM Group or any other statements the FCM Group may otherwise make.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THE SIX DIRECTOR POSITIONS UP FOR ELECTION UNDER NEW “UNIVERSAL PROXY” REQUIREMENTS. THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST THE FCM NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD.

MindMed is required to include all nominees for election on its WHITE universal proxy card which includes FCM’s nominees. For additional information regarding FCM nominees and any other related information, please refer to the FCM Group’s proxy statement if and when it is provided to you by the FCM Group. Shareholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE universal proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under The Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with our outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in relevant listing standards of the Nasdaq and the NEO and applicable U.S. and Canadian securities regulations.

The Board has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board has affirmatively determined that the following five nominated directors are independent directors within the meaning of the applicable Nasdaq and NEO listing standards, National Instrument 52-110—Audit Committees (“NI 52-110”) and under other applicable U.S. and Canadian securities regulations: Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs and Carol A. Vallone. In addition, our Board has affirmatively determined that Brigid A. Makes, who is serving as a director until the date of the Annual Meeting, is also independent within the meaning of the applicable Nasdaq and NEO listing standards and NI 52-110. In making these determinations, the Board found that none of these directors had a material or other disqualifying relationship with our Company or had any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Robert Barrow is not independent by virtue of being employed by the Company. Further, after review of all relevant identified transactions and relationships between each person who served as director during 2022, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that Sarah Y. Vinson, who served on our Board until June 2022, was also independent within the meaning of the applicable Nasdaq and NEO listing standards and NI 52-110, while Stephen Hurst and Dr. Miri Halperin Wernli, who served on our Board until January 2022 and August 2022, respectively, were not independent within the meaning of the applicable Nasdaq and NEO listing standards and NI 52-110 by virtue of their employment or prior employment, as applicable, by the Company.

In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common shares by each director. The Board determined there are no family relationships among any of our directors or executive officers or the person nominated to become director.

Directors Serving on Other Boards

As of the date of this proxy statement, the following of the Board’s nominees for director of the Company are currently serving as directors of other reporting issuers (or the equivalent in a foreign jurisdiction):

Name	Name of Reporting Issuer	Exchange
Carol A. Vallone	Cresco Labs Inc.	CSE

Suzanne Bruhn, Ph.D.	Vigil Neuroscience, Inc.	NASDAQ
	Travere Therapeutics, Inc.	NASDAQ
	Pliant Therapeutics, Inc.	NASDAQ

David Gryska	Seagen Inc.	NASDAQ
	Forte Biosciences, Inc.	NASDAQ

Board Leadership Structure

The Board has an independent Chair, Carol A. Vallone, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of our company. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and its shareholders. As a result, we believe that having an independent Chair can enhance the effectiveness of the Board as a whole.

Meetings of the Board of Directors

The Board met 15 times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which such director served, held during the portion of the last fiscal year for which such person was a director or committee member, except for Ms. Makes who attended 73% (11 out of 15) of the Board meetings during the last fiscal year, Ms. Vinson who attended 50% (1 out of 2) of the Nominating and Corporate Governance Committee meetings during her tenure and 67% (2 out of 3) of the Compensation Committee meetings during her tenure and Dr. Bruhn who attended 67% (2 out of 3) of the Compensation Committee meetings during her tenure in the last fiscal year.

The attendance record of each director for all Board meeting held since January 1, 2022 is set out below:

Name	Board Meetings*	Board Committee Meetings*
Carol A. Vallone	100%	100%
Andreas Krebs	93%	100%
Brigid A. Makes(1)	73%	100%
Dr. Suzanne Bruhn(2)	91%	75%
Dr. Roger Crystal(2)	100%	100%
Robert Barrow	100%	—
Stephen Hurst(3)	—	—
Dr. Sarah Y. Vinson(4)	100%	60%
Dr. Miri Halperin Wernli(5)	100%	—
*	Percentages are based on the number of meetings each director was eligible to attend.
(1)	After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting.
(2)	Drs. Suzanne Bruhn and Roger Crystal were appointed as directors of the Company on August 11, 2022.
(3)	Stephen Hurst served as a director of the Company until January 5, 2022.
(4)	Dr. Sarah Y. Vinson served as a director of the Company until June 1, 2022.
(5)	Dr. Halperin Wernli served as a director of the Company until August 11, 2022.

As required under applicable Nasdaq listing standards and NEO listing standards and Canadian securities regulations, since January 1, 2022, our independent non-management directors met 4 times in regularly scheduled executive sessions at which only independent non-management directors were present. Executive session discussions may include any topics decided by the attendees.

Position Descriptions

The Board determines the delineation of roles and responsibilities for key management and board committee positions. The general duties of the Chief Executive Officer and Chair of the Board are set forth in the

Company’s Corporate Governance Guidelines, included as Annex B to this proxy statement. The Chairs of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, respectively, have authority, among other things, to call and preside over committee meetings, to set meeting agendas and to determine materials to be distributed to the members of such committee. The authorities of each respective committee and committee chair are further described in the committee charters, which are available on the Company’s website at https://mindmed.co/investor-resources/#corporate-governance.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports, as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides membership information for each of the standing committees of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance
Carol A. Vallone	X	X*
Andreas Krebs	X		X*
Brigid A. Makes(1)	X*(1)
Dr. Suzanne Bruhn		X	X
Dr. Roger Crystal		X	X
David Gryska	X*(1)
Robert Barrow	—	—	—

*	Committee Chair
(1)	Brigid A. Makes serves as the Chair of our Audit Committee and has served on the Board since
December

2019. After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting. Immediately following the Annual Meeting, if elected by our shareholders, Mr. Gryska will serve as the Chair of our Audit Committee.

The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations, the policies of the NEO and NI 52-110 regarding “independence” as applicable to such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.

Below is a description of each standing committee of the Board:

Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, and applicable Canadian securities regulations to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including:

•	evaluating the performance of and assessing the qualifications of our independent registered public accounting firm;

•

determining whether to retain or terminate our existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm, and the terms of any such engagements;

•	reviewing and approving the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by law;

•	reviewing and approving or rejecting transactions between our Company and any related persons;

•	conferring with management and our independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;

•

establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints made regarding accounting, internal accounting controls or auditing matters and any confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and

•

meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm, including a review of our public disclosures under the section of such filings titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

The Audit Committee is currently composed of three directors: Brigid A. Makes, Andreas Krebs, and Carol A. Vallone, with Brigid A. Makes serving as Chair. After extensive consideration and discussion with the Board, Ms. Makes provided notice to the Board of her decision not to stand for re-election at the Annual Meeting. Accordingly, if elected by our shareholders, David Gryska will become Chair of the Audit Committee immediately following the Annual Meeting. The Audit Committee met four times during the fiscal year ended December 31, 2022. The Board has adopted a written Audit Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

The Board reviews the definition of independence for Audit Committee members under Nasdaq and NEO listing standards and applicable U.S. and Canadian securities regulations on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii), and pursuant to Rule 10A-3(b)(1) of the Exchange Act, the policies of the NEO and under NI 52-110) and financially literate under NI 52-110. The Board has also determined that Brigid A. Makes and David Gryska qualify as an “audit committee financial expert,” as defined in applicable SEC rules.

Report of the Audit Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing by MindMed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with our management. The Audit Committee has discussed with KPMG, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 9, 2023.

Audit Committee of the Board of Directors

Brigid A. Makes (Chair)

Andreas Krebs

Carol A. Vallone

Compensation Committee

The Compensation Committee is currently composed of three directors: Carol A. Vallone, Dr. Suzanne Bruhn and Dr. Roger Crystal, with Ms. Vallone serving as Chair. All members of our Compensation Committee are independent (as independence is currently defined in Nasdaq Listing Rule 5605(d)(2), the policies of the NEO and under NI 52-110). The Compensation Committee met seven times during the fiscal year ended December 31, 2022. The Board has adopted a written Compensation Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

The Compensation Committee acts on behalf of the Board to review, adopt, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:

•

reviewing and approving, or reviewing and recommending to the Board for approval, corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•

evaluating and approving, or recommending to the Board for approval, the compensation plans and programs advisable for the Company, as well as evaluating and approving, or recommending to the Board for approval, the modification or termination of existing plans and programs;

•

establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company;

•

reviewing compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry; however, the Compensation Committee shall exercise independent judgment in determining the appropriate levels and types of compensation to be paid;

•

reviewing and approving, or recommending to the Board for approval, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our executive officers, other senior management and directors;

•

reviewing the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company; and

•	administering our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly or more frequently as its members deem necessary or appropriate, but in no event less than once annually. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising such committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Compensia, Inc. (“Compensia”) to provide it with information, recommendations and other advice relating to executive and director compensation on an ongoing basis. The Compensation Committee has assessed Compensia’s independence and determined that Compensia had no conflicts of interest in connection with its provisions of services to the Compensation Committee. In 2022, the Compensation Committee engaged Compensia to provide market data, peer group analysis and conduct a compensation assessment analyzing the cash and equity compensation of our executive officers and directors against compensation for similarly situated executives and directors in our peer group. The Compensation Committee utilizes the data and analysis from Compensia to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group.

The Compensation Committee generally determines compensation for our executive officers during the first quarter of the year, including any adjustments to annual base salaries, target bonus opportunities and approval of awards of annual performance bonuses and equity awards, as well as approval of new annual performance objectives for the coming year. In addition, at various meetings throughout the year the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and other strategic compensation issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. The Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer when determining the compensation of the other executive officers. In the case of the Chief Executive Officer, the Compensation Committee evaluates his performance, which influences any adjustments the Compensation Committee approves to his compensation as well as equity awards to be granted. As part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials that it deems appropriate, including financial reports and projections, tax and accounting information, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of its outside compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. For more information regarding the Compensation Committee process with respect to 2022 compensation to our named executive officers, see “Executive Compensation—How We Determine Executive Compensation.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for:

•	identifying, reviewing and evaluating candidates to serve as directors on the Board (consistent with criteria approved by the Board and in accordance with the BCBCA);

•	reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board;

•	making recommendations to the Board regarding the membership of the committees of the Board;

•	assessing the performance of management and the Board; and

•	developing a set of corporate governance principles for our Company.

The Nominating and Corporate Governance Committee is currently composed of three directors: Andreas Krebs, Dr. Suzanne Bruhn and Dr. Roger Crystal, with Mr. Krebs serving as Chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Nasdaq Listing Rules 5605(a)(2) and 5605(d)(2), the policies of the NEO and under NI 52-110). The Nominating and Corporate Governance Committee meets as its members deem necessary or appropriate and met four times during the fiscal year ended December 31, 2022. The Board has adopted a written Nominating and Corporate Governance Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

Director Nomination Process

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee must also ensure that a candidate is not disqualified from acting as a director to the Company pursuant to the BCBCA. The Nominating and Corporate Governance Committee also intends to consider such factors as: possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to our affairs; demonstrated excellence in his or her field; having the ability to exercise sound business judgment; and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time, subject to the BCBCA. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, our ongoing contractual obligations, and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience and capability.

Because our directors all serve one-year terms and are elected at the Annual Meeting, on an annual basis, the Nominating and Corporate Governance Committee reviews our incumbent directors’ overall service to our Company during their respective terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq and NEO listing standards, applicable U.S. and Canadian securities rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors as needed. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. For further information on the Nominating and Corporate Governance Committee’s director selection criteria, see “—Board and Executive Officer Selection” below.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders, which is separate from shareholder nominations of directors made pursuant to the advance notice provisions set out in the Articles and pursuant to Section 14 of the Exchange Act. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder. See “Questions and Answers about the Annual Meeting—When are shareholder proposals and director nominations due for next year’s annual general meeting of shareholders?” for further information on the advance notice provisions by which shareholders can submit director nominees for election. See “Background of the Solicitation” for further information on the Nominating and Corporate Governance Committee’s evaluation of FCM’s nominees to the Board.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures and meetings with senior management. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

Assessments

The Nominating and Corporate Governance Committee will periodically review, discuss, and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may also consider and assess the independence of directors. The Nominating and Corporate Governance Committee may provide the results of these evaluations to the Board for further discussion as appropriate.

Director Term Limits and Other Mechanisms of Board Renewal

The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.

Shareholder Communications with the Board of Directors

Historically, we have not provided a formal process related to shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been excellent.

Ethical Business Conduct

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all officers, directors and employees. The Code is available on our website at https://mindmed.co/investor-resources/#corporate-governance and has been filed on the Company’s SEDAR profile. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Nominating and Corporate Governance Committee is responsible for periodically reviewing and assessing the Code and providing recommendations of any changes deemed appropriate to the Board for its consideration.

The Audit Committee is responsible for reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and results as well as to its Code. To facilitate compliance with the Code, we have implemented a program of awareness, training and review. We have established the position of Compliance Officer to oversee this program. The Compliance Officer is a person to whom any of our directors, executive officers or employees can address any questions or concerns regarding the Code.

No material change reports have been filed by the Company since January 1, 2022 that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Each director and executive officer of the Company is required to disclose to and seek the approval of the Audit Committee, as required by applicable laws and regulations, information regarding any material contract or transaction in respect of which that director or executive officer has a disclosable interest or any related party transactions. Provided such approval is obtained in advance and such transactions are publicly disclosed, such approval will be seemed a waiver of the Code. It is our policy that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

The Board encourages and promotes a culture of ethical business conduct through leadership by example and thereby requires each director on the Board, the Chief Executive Officer and each other executive officer to conduct himself or herself in a manner that exemplifies ethical business conduct. The Chief Executive Officer is specifically responsible for fostering a corporate culture that promotes the highest level of innovation, integrity and the highest ethical standards. The Board and each committee have the authority to hire, at the expense of the Company and subject to the Company’s conflict of interest policies, independent legal, financial or other advisors that they deem necessary, without consulting or obtaining the advanced approval of any officer.

Corporate Governance Guidelines and Board Mandate

We have Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The text of the Corporate Governance Guidelines is attached to this proxy statement as Annex B.

Hedging Policy

Our Insider Trading Policy prohibits officers, directors, employees or our consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

Board and Executive Officer Selection

Policies Regarding the Representation of Women on the Board

At this time, the Company does not have a separate written policy relating to the identification and nomination of women on the Board and the Board has determined it is not necessary to have such a policy given the current diversity on and composition of the Board. The Board is committed to nominating the best candidates to fulfill director roles and executive officer positions taking into account diversity to ensure the Board and executive officers have the proper skills, expertise and diversity of perspectives. The Board may consider the adoption of such a policy in the future if it deems it to be in the best interests of the Company.

Director Identification and Selection Process

The Board reviews candidates for director nomination in the context of the current composition of the Board and the long-term interests of its shareholders and determines the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee.

In conducting this assessment, the Board will consider the minimum general criteria set forth below and will consider diversity (including diversity of race, ethnicity, gender and sexual orientation), age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board, including a candidate’s prior employment history. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of Nasdaq, the NEO or any applicable securities laws or regulations.

In considering whether to recommend any particular candidate for selection by the Board as a director nominee, in line with the criteria laid out in the Company’s Corporate Governance Guidelines, a copy of which is attached as Annex B to this proxy statement, the Nominating and Corporate Governance Committee will apply the following factors it believes must be met by all directors:

•	relevant expertise to offer advice and guidance to management;

•	sufficient time to devote to the affairs of the Company;

•	excellence in his or her field which should be relevant to the position of a director of the Company;

•	the ability to exercise sound business judgment; and

•	the commitment to rigorously represent the long-term interests of the Company’s shareholders.

An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being older than 21.

Consideration Given to the Representation of Women in Executive Officer Appointments

The Company considers diversity, including the level of representation of women, as one of the factors in making executive officer appointments. The Company also considers the experience and skills necessary for the position. At this time, the Company does not have a separate written policy relating to the identification and nomination of women to serve as executive officers for the Company and the Board has determined it is not necessary to have such a policy given the current diversity on and composition of the executive officers.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

The Company has not adopted a target regarding women on the Board. Diversity, including the level of representation by women, is one of the factors that the Nominating and Corporate Governance Committee considers in identifying and nominating candidates for election or re-election to the Board. The other factors that the Nominating and Corporate Governance Committee considers are described in “—Consideration of the Representation of Women in the Director Identification and Selection Process” above. The Nominating and Corporate Governance Committee believes all these factors are relevant to ensure high functioning Board members and that establishing targets based upon only women may disqualify desirable director candidates.

The Company has not adopted a target regarding women in executive officer positions of the Company. Diversity, including the level of representation by women, is one of the factors that the Company considers in identifying executive officers. The other factors that the Company considers are described in “—Consideration Given to the Representation of Women in Executive Officer Appointments” above. The Company believes all of these factors are relevant to ensure appropriate executive officers and that establishing targets based upon only women may disqualify desirable executive officer candidates.

Number of Women on the Board and in Executive Officer Positions

As of the date of this proxy statement, 50% of the Company’s directors are women, 33% of the Company’s executive officers are women and 50% of the Company’s executive officers are racially and ethnically diverse.

The matrix below provides the diversity statistics for our Board:

Total Number of Directors	6

	Female	Male
Part I: Gender Identity
Directors	3	3
Part II: Demographic Background	—	—
White	3	3
LGBTQ+	1	—

PROPOSAL NO. 2

APPOINTMENT OF AUDITOR

At the Annual Meeting, shareholders will be called upon to appoint KPMG as the independent registered public accounting firm of the Company until the next annual general meeting of the Company, with remuneration to be fixed by the Audit Committee.

KPMG has audited the Company’s financial statements since 2022 and was appointed at the annual general and special meeting of shareholders of the Company on June 1, 2022. Representatives of KPMG are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On March 28, 2022, subject to receipt of shareholder approval, the Audit Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022 and 2021, in place of Ernst & Young (Canada) LLP (“EY Canada”). There were no disagreements with EY Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY Canada would have caused them to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such years.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to our company by KPMG and EY Canada, our independent registered public accounting firms for the fiscal years ended December 31, 2022 and 2021, respectively.

Fiscal Year Ended December 31
2022
KPMG
(in thousands)
Audit Fees(1)	$1,067
Tax Fees(2)	$128
All Other Fees(3)	$2

Total Fees	$1,197

(1)

Audit Fees. This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements and services rendered in connection with registration statements, including comfort letters and consents.

(2)	Tax Fees. This category includes all fees associated with tax compliance, tax advice and tax planning work.
(3)	All Other Fees. This category includes fees billed for subscription to an online accounting research service.

Fiscal Year Ended December 31
2021
EY Canada
(in thousands)
Audit Fees(1)	$383
Tax Fees(2)	$14

Total Fees	$397

(1)

Audit Fees. This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements and services rendered in connection with registration statements, including a comfort letter and consents.

(2)	Tax Fees. This category includes all fees associated with tax compliance, tax advice and tax planning work.

Reliance on Certain Exemptions to NI 52-110

At no time since January 1, 2022 has the Company relied on the following exemptions to NI 52-110:

(a)	the exemption in section 2.4 (De Minimis Non-audit Services);

(b)	the exemption in section 3.2 (Initial Public Offerings);

(c)	the exemption in section 3.4 (Events Outside Control of Member);

(d)	the exemption in section 3.5 (Death, Disability or Resignation of Audit Committee Member); or

(e)	an exemption from this Instrument, in whole or in part, granted under Part 8 (Exemptions).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6 of NI 52-110

At no time since January 1, 2022 has the Company relied on the exemption in subsection 3.3(2) of NI 52-110 (Controlled Companies) or section 3.6 of NI 52-110 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on Section 3.8 of NI 52-110

At no time since January 1, 2022 has the Company relied on the exemption in section 3.8 of NI 52-110 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since January 1, 2022 has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board.

Pre-Approval Policies and Procedures

Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent registered public accounting firm, and pre-approve all audit services and all non-audit services (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of non-audit services) of our independent registered public accounting firm permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of our independent registered public accounting firm to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees, audit-related fees, and tax fees.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting will be required to appoint KPMG as auditor of the Company until the next annual general meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2.

WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED WHITE UNIVERSAL PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECCOMENDATION

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information concerning our executive officers, including their ages, as of February 28, 2023.

Name	Age	Position(s)
Robert Barrow	34	Chief Executive Officer
Miri Halperin Wernli, PhD	70	Executive President
Daniel R. Karlin, MD, MA	43	Chief Medical Officer
Schond Greenway	51	Chief Financial Officer
Carrie F. Liao, CPA	57	Chief Accounting Officer
Mark R. Sullivan, JD	51	Chief Legal Officer & Corporate Secretary

Biographical information for Robert Barrow, Chief Executive Officer since June 2021 and a director since December 2021 is included in “Proposal No. 1—Election of Directors—Nominees for Election.”

Miri Halperin Wernli, PhD, MBA has served as the Company’s Executive President since August 2020. She is a senior pharmaceutical and biomedical executive with over 30 years of strategic and operational leadership in the biopharmaceutical industry and a deep understanding of clinical psychiatry and of drug and product development in heavy regulated environments. Dr. Halperin Wernli co-founded Creso Pharma, a medical cannabis company, and listed the company on the Australian Stock Exchange (ASX) in October 2016. She was the Group Chief Executive Officer as well as an Executive Director on the board of directors from July 2016 until August 2020. Prior to founding Creso Pharma, Dr. Halperin Wernli worked in clinical psychiatry in Swiss academic hospital settings from 1986 to 1990 and then held various global senior executive leadership positions in the pharma and biotech industries in Switzerland and in the United States (Merck, Sharp and Dohme, Roche and Actelion pharmaceuticals) from 1991 to 2016 covering product development, R&D, and strategic marketing. Her extensive pharmaceutical industry and biomedical research and development experience covers the full spectrum from preclinical to clinical development and strategy, to drug registration and launch, across several therapeutic areas. Dr. Halperin Wernli is a skilled clinician in child and adult psychiatry and an experienced Pharmaceutical leader with skills and broad expertise in drug development, regulatory affairs, project & portfolio management, development finance & controlling, and corporate strategy and governance. Dr. Halperin Wernli graduated with a Doctor of Philosophy in Genetics and Experimental Psychology from the University of Geneva and an Executive Master of Business Administration from Stanford University.

Daniel Karlin, MD, MA has served as our Chief Medical Officer since February 2021. Dr. Karlin co-founded HealthMode in 2018 and served as its Chief Executive Officer. Prior to HealthMode, from 2013 to 2018, Dr. Karlin built and led clinical, informatics, and regulatory strategy for Pfizer’s (NYSE: PFE) Digital Medicine and Innovation Research Lab. He also served as Global Clinical Lead for psychiatry clinical compounds at Pfizer. Dr. Karlin previously served as founder and Chief Medical Officer at Column Health, a leading technology-enabled psychiatry and addiction practice. He is also a founding Advisor to the Digital Biomarkers Journal, co-founder and Board Chair of the Digital Medicine Society (DiMe), and was on the committee for Leadership for Digital Drug Development Tools at Critical Path Alzheimer’s Disease, MJFF, and Mental Health IT at the American Psychiatric Association (“APA”). Additionally, since 2018, Dr. Karlin has held various consulting roles at companies focused on the healthcare and life sciences industries. Dr. Karlin is Board Certified in Psychiatry, Addiction Medicine, and Clinical Informatics. He is a Fellow of the APA and the American Society of Addiction Medicine, an Assistant Professor of Psychiatry at Tufts University School of Medicine, and is a strategic advisor to several pharmaceutical, biotech, and health technology companies. Dr. Karlin graduated with a Bachelor of Arts in Neuroscience and Behavior, a Masters in Clinical Informatics from Columbia University and a Doctor of Medicine from the University of Colorado School of Medicine.

Schond Greenway, MBA. has served as our Chief Financial Officer since May 2022. Mr. Greenway has over 20 years’ experience in investment banking, finance and corporate advisory and investment analysis in the life sciences and financial services industries. Mr. Greenway was the Chief Financial Officer of Avalo Therapeutics, Inc., a precision medicine clinical stage biopharmaceutical company (NASDAQ: AVTX), from March 2021 to February 2022. Previously, Mr. Greenway served as Vice President, Investor Relations at Mesoblast Limited, an allogeneic cellular medicines company (NASDAQ: MESO), from 2016 to February 2021, and as Executive Director, Strategy & Investor Relations at Halozyme Therapeutics, Inc., a late-stage oncology and biopharmaceutical company (NASDAQ: HALO), from 2013 to 2016. Prior to that, Mr. Greenway served in positions of increasing responsibility at investment banking firms and healthcare companies such as Morgan Stanley, Barclays Capital and DURECT Corporation, predominantly focused on healthcare and technology. Mr. Greenway received a Bachelor of Science from Florida A&M University and a Master of Business Administration. from the Darden Graduate School of Business at the University of Virginia.

Carrie F. Liao, CPA has served as our Chief Accounting Officer since November 2022. Prior to that Ms. Liao served as our Vice President, Corporate Controller and Accounting Principal since November 2021. Ms. Liao has over 20 years of experience in accounting and finance in public and private companies. Starting at Deloitte, her career has focused on the life sciences industry from early development through commercialization and manufacturing. Recently, she has successfully supported multiple initial public offering filings and capital raises. She specializes in Sarbanes-Oxley Act compliance, resolution of complex accounting matters, merger and acquisitions, process improvement, and SEC interim and annual filings. Prior to joining MindMed, Ms. Liao was the Corporate Controller at ORIC Pharmaceuticals, a public clinical stage biopharmaceuticals company (NASDAQ: ORIC), from November 2019 to July 2021 and the Corporate Controller at MannKind Corporation, a public biopharmaceuticals company (NASDAQ: MNKD) from May 2017 to November 2019. Ms. Liao received a Bachelor of Science in Business Administration and Accounting from California State University San Marcos. Ms. Liao is a Certified Public Accountant in the state of California and a Chartered Global Management Accountant.

Mark R. Sullivan, JD has served as our Chief Legal Officer and Corporate Secretary since April 2023. Prior to joining the Company, Mr. Sullivan was the General Counsel and Corporate Secretary of Sesen Bio, a biopharmaceutical company (prior to its merger with Carisma Therapeutics) (NASDAQ: CARM), from August 2019 to April 2023. From April 2018 to August 2019 he served as Acting General Counsel of Sesen Bio. From August 2012 through March 2018, he served as a private consultant to life sciences companies. Previously, he served as the General Counsel, Chief Compliance Officer and Secretary of MModal Inc. (Nasdaq: MODL), formerly MedQuist, Inc., a leading healthcare IT company, from September 2006 until July 2012 when MModal was taken private by One Equity Partners, the private investment arm of JP Morgan Chase & Co. From August 2004 until September 2006, Mr. Sullivan was the Acting General Counsel of MModal MQ Inc. Between March 2003 and August 2004, Mr. Sullivan served as Associate General Counsel and Assistant Secretary of MModal MQ Inc. Prior to joining MModal, Mr. Sullivan was in private practice with Pepper Hamilton LLP from 2000 to 2003, and Drinker Biddle & Reath LLP from 1998 to 2000. Mr. Sullivan received a Bachelor of Arts from the University of Pennsylvania and a JD from the Rutgers University School of Law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Only shareholders of record at the close of business on the Record Date of April 20, 2023 will be entitled to vote at the Annual Meeting. Each common share is entitled to one vote. On the Record Date, there were 38,593,701 common shares outstanding and entitled to vote.

The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 1, 2023, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership determined in accordance with the rules of the SEC and applicable Canadian securities regulations and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 38,290,111 common shares outstanding as of April 1, 2023. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Common shares issuable upon vesting, exercise or conversion of outstanding equity awards or preferred shares that are exercisable, subject to vesting or convertible within 60 days after April 1, 2023 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

As of April 1, 2023, to the knowledge of the executive officers and directors of the Company, no person or company beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying 10% or more of the voting rights attached to such class.

Unless otherwise noted below, the address for persons listed in the table is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007.

	Common Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Named Executive Officers and Directors:
Robert Barrow(1)	280,388	*
Schond Greenway(2)	48,666	*
Dr. Daniel Karlin(3)	166,207	*
Carol A. Vallone(4)	12,875	*
Andreas Krebs(5)	11,981	*
Brigid A. Makes(6)	25,920	*
Dr. Suzanne Bruhn	—	*
Dr. Roger Crystal	—	*
David Gryska	—	*
All executive officers and directors as a group (12 persons)	812,045	2.11%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common shares.

(1)

Includes (a) 72,167 common shares, (b) 10,430 common shares that Mr. Barrow has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 197,741 common shares subject to options held by Mr. Barrow, 173,337 of which shares are exercisable and 18,404 of which will vest within 60 days of April 1, 2023.

(2)

Includes (a) 21,166 common shares that Mr. Greenway has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (b) 27,500 common shares subject to options held by Mr. Greenway, all of which will vest within 60 days of April 1, 2023.

(3)

Includes (a) 81,037 common shares, (b) 5,778 common shares that Dr. Karlin has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 79,392 common shares subject to options held by Dr. Karlin, 71,839 of which shares are exercisable and 7,553 of which will vest within 60 days of April 1, 2023.

(4)

Includes (a) 2,873 common shares and (b) 10,002 common shares subject to options held by Ms. Vallone, all of which were exercisable as of April 1, 2023. In addition, within 60 days of April 1, 2023, Ms. Vallone holds 26,882 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

(5)

Includes (a) 1,436 common shares and (b) 10,545 common shares subject to options held by Mr. Krebs, all of which are exercisable as of April 1, 2023. In addition, within 60 days of April 1, 2023, Mr. Krebs holds 25,565 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

(6)

Includes (a) 7,467 common shares, (b) 120 common shares that Ms. Makes has the right to acquire within 60 days of April 1, 2023 pursuant to the vesting of RSUs and (c) 18,333 common shares subject to options held by Ms. Makes, 18,147 of which shares are exercisable and 186 of which will vest within 60 days of April 1, 2023. In addition, within 60 days of April 1, 2023, Ms. Makes holds 10,555 vested DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors. For more information see “Director Compensation—Non-Employee Director Compensation.”

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, we believe all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that the following reports were filed late due to administrative oversight: (i) one Form 3 reporting initial holdings that were required in connection with the Company’s transition from a foreign private issuer to a domestic issuer as of January 1, 2022 was filed late for each of Robert Barrow, Cynthia W. Hu, Carrie F. Liao, Dr. Daniel R. Karlin, Sarah Y. Vinson, Stephen L. Hurst, Andreas Krebs, Carol A. Vallone, Brigid A. Makes and Dr. Miri Halperin Wernli, (ii) one Form 4 related to vesting of a restricted stock unit award was filed late on behalf of Ms. Liao, and (iii) one Form 4 related to a pro rata distribution of our common shares was filed late on behalf of Ms. Makes.

EXECUTIVE COMPENSATION

We became a U.S. domestic issuer as of January 1, 2022 and we are currently an “emerging growth company” and “smaller reporting company” under applicable U.S. federal securities laws. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the jumpstart Our Business Startups Act of 2012. Accordingly, the following disclosure is intended to comply with the scaled disclosure requirements applicable to us. Although the rules allow the Company to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help shareholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our 2022 executive compensation program.

This section discusses our executive compensation decisions for the year ended December 31, 2022 for the individuals who served as our principal executive officer and our two other most highly compensated executive officers as of December 31, 2022, referred to as our “named executive officers” or “NEOs” for 2022. Our NEOs are the following:

Name	Title
Robert Barrow	Chief Executive Officer (“CEO”)
Schond Greenway*	Chief Financial Officer (“CFO”)
Daniel Karlin, M.D.	Chief Medical Officer (“CMO”)

*

Mr. Greenway joined the Company as the CFO on May 23, 2022. All information regarding compensation and awards in this section reflects the compensation of Mr. Greenway as CFO from and after May 23, 2022.

Executive Summary

Overview

We are a clinical stage biopharmaceutical company developing novel product candidates to treat brain health disorders. Our mission is to be the global leader in the development and delivery of treatments that unlock new opportunities to improve patient outcomes. We are developing a pipeline of innovative product candidates, with and without acute perceptual effects, targeting neurotransmitter pathways that play key roles in brain health disorders. This specifically includes pharmaceutically optimized product candidates derived from the psychedelic and empathogen drug classes including MM-120 and MM-402, our lead product candidates.

Corporate Performance Highlights

Phase 2b study evaluating MM-120 for generalized anxiety disorder (“GAD”) remains on track.

•	MM-120, the Company’s proprietary, pharmaceutically optimized form of lysergide D-tartrate, is being developed for the treatment of GAD.

•	In August 2022, the Company initiated dosing in the 200-patient Phase 2b dose-optimization study of MM-120 for the treatment of GAD.

•	Patient enrollment is currently ongoing, and the study remains on track, with topline results expected to be announced in late 2023.

Phase 2a study evaluating MM-120 for attention deficit hyperactivity disorder (“ADHD”) remains on track.

•	The Company’s Phase 2a proof-of-concept trial for the treatment of ADHD is designed to assess the safety and efficacy of repeated low-dose MM-120 administration in 52 patients.

•	The Company expects topline results in late 2023.

Advancing development of MM-402 into first clinical trial in 2023.

•	The Company is developing MM-402, the Company’s proprietary form of the R-enantiomer of 3,4-Methylenedioxymethamphetamine (“MDMA”), for the treatment of core symptoms autism spectrum disorder (“ASD”).

•	Results from a preclinical study of MM-402 in a model of ASD are expected to be presented in the first half of 2023.

•

The Company plans to initiate its first clinical trial of MM-402 in 2023. This Phase 1 study is intended to characterize the tolerability, pharmacokinetics and pharmacodynamics of MM-402, and to evaluate early signals of efficacy to support the Company’s approach in targeting core symptoms of ASD.

•

University Hospital Basel, in Switzerland, the Company’s collaborator, is currently enrolling patients in a Phase 1 investigator-initiated trial of R(-)-MDMA, S(+)-MDMA and R/S-MDMA in healthy volunteers. This trial is comparing the tolerability, pharmacokinetics and acute subjective, physiological and endocrine effects of the three molecules.

2022 Compensation Actions

•	We increased base salaries for our CEO Mr. Barrow and our CMO Dr. Karlin. The resulting 2022 base salaries remained below the 25th percentile of market data.

•

We structured annual performance bonus opportunities to be dependent on achievement of corporate objectives and we paid annual performance bonuses of 100% of target based on 100% achievement of these objectives.

•

We granted equity awards in a combination of stock options and RSUs. Our CEO Mr. Barrow’s 2022 equity awards are significantly lower (more than a 60% decrease) than the equity awards we granted to Mr. Barrow in 2021, based on the grant date fair value of such awards, as reported in the Summary Compensation Table.

•

We structured a significant portion of CEO and other NEO compensation as “at-risk”, performance-based compensation. The charts below show the 2022 reported pay mix of our CEO and our other NEOs and the portion of each individual’s total direct compensation that is tied directly to performance, consisting of annual performance bonus earned and equity incentives awarded (based on such equity incentives’ grant date fair value as reported in the “Summary Compensation Table”).

*

“Total Direct Compensation” reflects 2022 cash compensation, consisting of annual base salaries and performance bonus earned, and 2022 equity awards granted, based on such equity incentives’ grant date fair value as reported in the “Summary Compensation Table,” for each of our named executive officers.

Shareholder Outreach

We engage with our shareholders throughout the year in a variety of forums and discuss, among other things, our business strategy, performance and corporate governance. We believe that engaging in shareholder outreach is an essential element of strong corporate governance and we strive for a collaborative approach on issues of importance to investors. In developing our approach to shareholder engagement, our principal goal is to develop strong relationships with our significant shareholders that will allow us to understand those issues that are most meaningful to them, thereby giving us insight into shareholder support of any initiatives and strategies that we may propose to implement in furtherance of our long-term growth, governance and corporate initiatives.

During 2022, members of our management actively engaged in a dialogue with a significant number of our large shareholders to gain a better understanding of their views regarding our executive compensation program as well as other corporate governance matters. Specifically, we reached out to a number of our largest shareholders representing over 20% of our outstanding common shares and warrants. We held informative discussions with several of our top holders who expressed interest in speaking with us, collectively representing approximately 16% of our outstanding common shares and warrants. During these discussions, our shareholders expressed general support for our compensation program and did not identify any specific concerns with our compensation program.

Our Compensation Committee will monitor and continue to evaluate our executive compensation program going forward in light of our shareholders views and our transforming business needs.

Our Executive Compensation Practices

Our executive compensation program adheres to the following practices designed to align our executive team’s interests with shareholder interests and market best practices:

What We Do	What We Don’t Do

• Emphasize “at-risk” compensation and long-term equity incentives	• No “single trigger” change in control cash payments

• Tie performance bonus opportunities to defined corporate objectives and, beginning in 2023, formally cap payouts	• No substantially enhanced benefits or perquisites that are not available to all employees

• Seek and value shareholder feedback on compensation practices	• No guaranteed bonuses or base salary increases

• Retain an independent compensation consultant	• No tax gross-ups on severance or change in control payments

• Prohibit hedging or pledging of Company shares

•  Entered into executive employment agreements and set executive compensation (including salary, bonus target and long-term incentive compensation) based on industry data from a comparable set of peer companies.

Overview of Our Executive Compensation Program

The Compensation Committee conducts oversight of our compensation program and policies. Our executive compensation philosophy is based on the following objectives:

•	providing equitable and highly competitive compensation to attract, motivate and retain top talent;

•	directly and substantially linking short-term rewards to measurable corporate and individual goals to promote a high-performance culture; and

•	providing a highly competitive long-term incentive structure based on creating and sustaining shareholder and broader stakeholder value.

The following table summarizes the three principal components of our executive compensation program, their objectives and key features. In addition to these three principal components, we also provide our executive officers with severance and change-in-control payments and benefits, as well as other benefits generally available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Reviewed and determined based on a number of factors including individual performance, internal equity, retention, expected cost of living increases and the overall performance of our company, and by reference to market data provided by the Compensation Committee’s compensation consultant.
Annual Performance Bonus (at-risk cash)	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives.	Target annual performance bonus opportunities, expressed as a percentage of base salary, are reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Actual bonus payments are based upon specific corporate performance determined by the Compensation Committee.
Long-Term Incentive (at-risk equity)

Motivates and rewards for long-term company performance; aligns executives’ interests with shareholder interests and changes in shareholder value.

Attracts highly qualified executives and encourages continued employment over the long-term.

Annual equity awards are reviewed and determined at the beginning of each year or as appropriate during the year for new hires, promotions or rewards for significant achievement.

Individual awards are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives and competitive market data provided by the Compensation Committee’s compensation consultant.

Element of Compensation	Objectives	Key Features

Equity awards are provided in the form of stock options and/or restricted share units. Stock options and restricted share units are key aspects of our “pay-for-performance” philosophy, providing a potential future return that increases as the market price of our common shares appreciates.

We do not currently have formal policies for allocating compensation among base salary, annual performance bonuses and equity awards. Instead, the Compensation Committee uses its judgment to establish a target total direct compensation opportunity for each named executive officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. A significant portion of our named executive officers’ target total direct compensation opportunity is comprised of “at-risk” compensation in the form of an annual performance bonus opportunity and equity awards tied to shareholder returns, in order to align the executive officers’ incentives with the interests of our shareholders and our corporate goals.

How We Determine Executive Compensation

The Compensation Committee reviews and approves, or recommends for approval by our Board, the compensation of our named executive officers. The Compensation Committee uses the services of an independent compensation consultant who is retained by, and reports directly to, the Compensation Committee to provide the Compensation Committee with an additional external perspective with respect to its evaluation of relevant market and industry practices. In fiscal year 2022, we retained Compensia, Inc. (“Compensia”), to provide executive compensation consulting services to the Compensation Committee and assist it in reviewing our executive compensation programs, making compensation decisions for each of our executive officers and ensuring that our compensation programs remain competitive in attracting and retaining talented executives. As part of its services to the Compensation Committee, Compensia recommended a peer group of companies to provide relevant data from comparable companies for the Compensation Committee to consider in making executive compensation decisions. The peer group of companies used by the Compensation Committee in making 2022 compensation decisions was comprised of the following companies. These companies were selected in late 2021 as appropriate peers due to industry and stage of development (specialty pharmaceutical and biotechnology companies in Phase 2 or 3 development, with a pipeline similar to ours, who had recently gone public), location (headquartered in competitive markets for talent) and size (market capitalizations primarily ranging from 0.5 to 2 times our market capitalization and primarily pre-revenue):

Peer Group Companies 2022
Anavex Life Sciences	Karuna Therapeutics
Annexon	Lineage Cell Therapeutics
Atai Life Sciences N.V.	MeiraGTx Holdings plc
Cassava Sciences	Passage Bio
COMPASS Pathways plc	Praxis Precision Medicines
Cortexyme	Relmada Therapeutics
Dicerna Pharmaceuticals	Sage Therapeutics
Eliem Therapeutics	Seelos Therapeutics
Fulcrum Therapeutics	Stoke Therapeutics
Immunovant	VistaGen Therapeutics

Compensia also supplemented the data from the peer group described above with data from the Radford Global Life Sciences Survey consisting of U.S. public pre-commercial and commercial companies with 50 to 500 employees. This survey data, combined with the peer group data, is referred to in this Executive Compensation section of this proxy statement as the “market data”.

The Compensation Committee’s general aim is for compensation to remain competitive with the market, falling above or below the median of the market data as appropriate based on corporate and individual executive performance, and other factors deemed to be appropriate by the Compensation Committee. We have not developed a specific market positioning or “benchmark” that we consistently aim for in setting compensation levels; instead the Compensation Committee determines each element of compensation, and total target cash and direct compensation, for each named executive officer based on various facts and circumstances appropriate for our company in any given year.

The Compensation Committee sets the compensation of our executive officers at levels the Compensation Committee determines to be competitive and appropriate for each named executive officer, using the Compensation Committee’s professional experience and judgment. Compensation decisions are not made by use of a formulaic approach; the Compensation Committee believes that these decisions require consideration of a multitude of relevant factors that may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the following factors:

•	our corporate performance and business needs;

•	each named executive officer’s individual performance, experience, job function, change in position or responsibilities, and expected future contributions to our company;

•	internal pay equity among our named executive officers and positions;

•	the need to attract new talent to our executive team and retain existing talent in a highly competitive industry;

•	a range of market data reference points from the peer group described above;

•	the total compensation cost, burn rate and shareholder dilution from executive compensation actions;

•	trends and compensation paid to similarly situated executives within our market;

•	its compensation consultant’s recommendations;

•	a review of each named executive officer’s total targeted and historical compensation and equity ownership; and

•	our CEO’s recommendations, based on the CEO’s direct knowledge of the performance of each named executive officer and the CEO’s review of competitive market data.

Summary Compensation Table

The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(6)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation ($)		Total ($)
Robert Barrow(1)	2022	$671,582	(2)	—		$2,070,402	$2,200,831	$282,500	$2,019	(8)	$5,227,334
Chief Executive Officer	2021	$350,000		$125,000	(11)	$5,798,040	$5,383,015	$233,411	—		$11,889,466

Schond Greenway(5)	2022	$243,056		—		$976,164	$828,708	$97,316	$2,911	(9)	$2,148,155
Chief Financial Officer	2021	—		—		—	—	—	—		—

Daniel Karlin, M.D.	2022	$481,250	(3)	—		$1,080,701	$945,370	$170,000	$12,380	(10)	$2,689,701
Chief Medical Officer	2021	$291,667		—		$2,467,920	$1,971,355	$175,000	—		$4,905,942

(1)	Mr. Barrow is also a member of our Board, but did not receive any additional compensation in his capacity as director.
(2)

The salary amount presented for Mr. Barrow for 2022 represents the sum of his base salary of $565,000 for 2022 and a retroactive adjustment of $106,582, which reflects retroactive base salary compensation for 2021 services as Interim CEO.

(3)

The salary amount presented for Dr. Karlin for 2022 represents the sum of his base salary of $425,000 for 2022 and a retroactive adjustment of $56,250, which reflects retroactive base salary compensation for 2021 services.

(4)

Represents annual cash performance bonus awards earned by our NEOs for the applicable year. Such bonuses are based on the extent to which we achieve annual corporate goals, with payouts determined after the close of the year based on our level of achievement against those goals. Payouts occur following the end of the applicable year.

(5)

Mr. Greenway joined the Company as the CFO on May 23, 2022. All information regarding compensation and awards in this section reflects the compensation of Mr. Greenway as CFO from and after May 23, 2022.

(6)

The amounts in this column represent the grant date fair value of Restricted Stock Units (“RSUs”) in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2022 The price in CAD was converted into U.S. dollars using the 2022 average exchange rate of 0.77 (the 2021 average exchange rate was 0.80). These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or the sale of the common shares underlying such RSUs.

(7)

The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2022. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards. The price in CAD was converted into U.S. dollars using the 2022 average exchange rate of 0.77 (the 2021 average exchange rate was 0.80).

(8)	Consists of $1,875 in 401(k) matching contributions and $144 in life insurance premiums.
(9)	Consists of $2,669 in 401(k) matching contributions and $242 in life insurance premiums.
(10)

Consists of $12,200 in 401(k) matching contributions, $180 in life insurance premiums and $456 in tax gross-up payments for costs associated with a gym membership. As the gym membership payments are taxable to the employee, the Company provides a tax gross-up so that the gym membership is tax-neutral to the employee.

(11)	Represents a one-time sign-on bonus.

Narrative to Summary Compensation Table

Annual Base Salary

Each of the named executive officer’s 2022 annual base salaries are listed in the table below:

Name	2022 Base Salary ($)

Robert Barrow	565,000

Schond Greenway	400,000

Daniel Karlin, M.D.	425,000

The 2022 base salaries approved for Mr. Barrow and Dr. Karlin represent increases of 51% and 21%, respectively, from their base salaries in place as of the end of 2021. When Mr. Barrow became CEO in 2021, the Compensation Committee intended to increase his compensation to reflect an appropriate competitive amount after considering Compensia’s recommendation and market data for CEO compensation, which was obtained and reviewed in early 2022. Mr. Barrow and Dr. Karlin’s 2021 base salaries fell well below the 25th percentile of this market data. The Compensation Committee approved increases to these base salaries to bring Mr. Barrow’s and Dr. Karlin’s salaries closer to the 25th percentile of the market data. Each of Mr. Barrow’s and Dr. Karlin’s increased base salary rate was effective for all of 2022 and retroactively effective for a portion of 2021 services. Mr. Greenway’s 2022 base salary was determined in connection with his commencement of employment with us based on market data for peer group chief financial officers.

Performance Bonus Compensation

The annual performance-based bonus that each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals the Board or our Compensation Committee establishes each year. Based on achieving the performance goals, Mr. Barrow, Mr. Greenway and Dr. Karlin each have the opportunity to earn a target annual performance bonus equal to 50%, 40% and 40% of annual base salary, respectively. For 2022, our named executive officer performance bonuses were dependent upon meeting strategic goals related to: the advancement of our drug and digital medicine pipeline; streamlining operations and enhancing operational stability to cost-effectively scale; building our capital base; and launching our commercial business unit. After assessing our 2022 performance, the Compensation Committee determined that our overall level of achievement of all goals was 100%.and accordingly, each of our named executive officers received a performance bonus equal to 100% of their target bonus (in the case of Mr. Greenway, his performance bonus was pro-rated to the start date of his employment). A summary of the corporate goals, relative weightings, and level of achievement is set forth in the table below:

2022 Corporate Goals	Weight	Actual Performance

Establish MindMed as a leader in the development and delivery of novel biopharmaceuticals through advancement of drug & digital medicine pipeline

•  Advance clinical development programs of MM-120 in GAD and ADHD to position for Phase 2 data readouts in 2023

•  Execute R&D program and regulatory filings to position for initiation of Phase 2 study of MM-110

•  Advance preclinical development program for MM-402 to enable initiation of clinical trials in 2023

•  Execute on preclinical development plans to support key clinical and regulatory milestones across development programs

•  Advance preclinical and clinical collaboration

•  Progress digital medicine programs, including advancement of regulatory engagements and clinical trials for session monitoring system

	50%	50%

Streamline operations and enhance operational stability to cost-effectively scale • Continue building legal team and infrastructure to support cross-functional operations • Implement legal framework to support U.S. securities filings, due diligence and fundraising activities • Advance and execute intellectual property protection strategy • Continue to enhance corporate compliance and controls, including data security and compliance standards • Timely filing of annual and quarterly reports without material restatements • Manage expenditures to stay within approved budget	20%	19%

2022 Corporate Goals	Weight	Actual Performance

Build capital base to support strategic initiatives and leading presence in financial community • Position Company as a thought leader among sector peers • Increase institutional knowledge of our business, including through growth in amount of sell-side coverage • Prepare and implement funding vehicles to facilitate long-term financial sustainability • Bolster capital base through US fundraising activities targeting growth in institutional ownership and awareness of our business	20%	21%

Launch commercial business unit to drive market shaping and long-term value realization • Advance market research on drivers and barriers for commercial adoption of our pipeline • Refine strategy and prioritization of ex-US market opportunities • Conduct competitive intelligence research and develop business development strategy • Assess new indications for potential future pipeline expansion	10%	10%

Total 2022 Achievement	100%	100%

The 2022 amounts reflected as Non-Equity Incentive Plan Compensation in the Summary Compensation Table for our named executive officers reflect the amount earned in respect of 2022 performance bonuses.

Equity Incentive Compensation

We granted annual stock options and RSUs to each of Mr. Barrow and Dr. Karlin in March 2022 and we granted new hire stock options and RSUs to Mr. Greenway upon his commencement of employment with us in May 2022. The Compensation Committee, in consultation with Compensia, evaluated the appropriate form of equity compensation and determined that our long-term incentive compensation program for our named executive officers for 2022 should consist of a mix (based on target grant date values) of 50% stock options and 50% RSUs. The Compensation Committee believed this combination of award types delivered the most appropriate, balanced, incentives in 2022 to our executives, providing value over time that is directly dependent on our share price and, in the case of stock options, only if our share price appreciates over the long-term. The Compensation Committee also considered that stock options are the predominant form of equity awards granted by our peer companies. Additionally, the Compensation Committee considered that performance-vesting equity awards are used by a minority of our peer companies with whom we compete for talent and determined that time-vesting equity continued to be appropriate for our executives at this time.

The grant date value of equity awards we granted to our named executive officers in 2022 fell below the median of market data. Additionally, the equity awards granted to Mr. Barrow in 2022 are significantly lower (more than a 60% decrease) than the equity awards we granted to Mr. Barrow in 2021, based on the grant date fair value of such awards, as reported in the Summary Compensation Table. All of our named executive officer’s stock options (including those granted in 2022) were underwater as of December 31, 2022 and are underwater as of the date of this proxy statement.

The 2022 equity awards granted to our named executive officers are reflected in the table below. These stock options and RSUs are granted under and subject to the terms of our Mind Medicine (MindMed) Inc. Stock

Option Plan (the “Option Plan”) and the Mind Medicine (MindMed) Inc. Performance and Restricted Share Unit Plan (the “PR Plan”), which are described below.

Name	Stock Options	Restricted Stock Units (RSUs)

Robert Barrow	194,000	121,333

Schond Greenway	110,000	84,666

Daniel Karlin, M.D.	83,333	63,333

Other Features of Our Compensation Program

Employment Agreements with our Named Executive Officers

We maintain employment agreements with each of our named executive officers. Each employment agreement provides for “at-will” employment and describes such named executive officer compensation terms. Based on consultations between our Compensation Committee and Compensia and a review of market data, in November 2022, we entered into new employment agreements with each of our named executive officers. Each of those agreements sets forth the annual base salary each named executive officer is entitled to and the target annual cash bonus opportunity, which amounts may be adjusted from time to time (which amounts for 2022 are described above in “—Annual Base Salary” and “—Performance Bonus Compensation”). In addition, the new employment agreements provide for certain severance and change of control benefits, the terms of which are described below under “Severance and Change in Control Benefits.”

Severance and Change in Control Benefits

Under the terms of their employment agreements, each of the named executive officers is eligible for severance benefits upon certain involuntary termination events. The Compensation Committee reviewed, and our Board approved, these severance benefits, after a review of market data provided by Compensia, to ensure that the benefits are appropriately structured and at reasonable levels. The Board and Compensation Committee believes that these severance protection benefits are necessary to attract and retain top talent, provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.

All change of control payments are structured to be on a “double-trigger” basis, requiring an involuntary termination in connection with the change in control transaction. Enhanced severance benefits are provided for a qualifying termination that occurs in connection with a change of control because the severance benefits are also intended to mitigate any reluctance of our executive officers to diligently consider and pursue potential change in control transactions that may be in the best interests of our shareholders. We do not maintain any agreements with named executive officers providing for tax gross ups in connection with severance or change in control transactions.

Pursuant to their employment agreements, each of the named executive officers is eligible to receive benefits if the named executive officer’s employment is terminated by the Company without cause or by the executive for good reason (in either case, referred to as an “Involuntary Termination”). The amount of such benefits is greater if such Involuntary Termination occurs on or within the 12 months following a change in control (a “CIC Termination”). Upon such an Involuntary Termination or a CIC Termination, the named executive officer is eligible to receive the following severance benefits, subject to signing and delivering to the Company a separation agreement containing a general release of claims in favor of the Company:

•

continued payment of his or her then-current base salary for 12 months (CEO) and 9 months (other NEOs), or, in the case of a CIC Termination, 24 months (CEO) and 12 months (other NEOs) (such applicable period of time, the “Severance Period”);

•	payment or reimbursement of continued health coverage for the officer and his or her dependents under COBRA for up to the length of the Severance Period;

•

if the Involuntary Termination occurs after the completion of the Company’s fiscal year, but before any bonuses are paid for such fiscal year, the officer will be eligible for a bonus for the completed fiscal year, dependent upon the actual achievement of the applicable individual and corporate performance goals, as determined by the Board in its reasonable discretion, or in the case of a CIC Termination that occurs after the completion of the Company’s fiscal year, but before any bonuses are paid for such fiscal year, an amount equal to 100% (CEO) or 50% (other NEOs) of target bonus; and

•	only in the case of a CIC Termination, the vesting and exercisability of all outstanding equity awards that are subject to time-based vesting requirements (if any) will be accelerated in full.

The terms “cause” and resignation for “good reason” are defined in the employment agreements, and a “change in control” has the definition set forth in the Option Plan.

Additionally, each of our named executive officers hold stock options and RSUs granted under and subject to the terms of the Option Plan and the PR Plan. A description of the termination and change in control provisions in such equity plans are provided below under “Equity Compensation Plan Information.”

Perquisites, Health, Welfare, Retirement Benefits

Our named executive officers were eligible to participate in the Company’s employee benefit plans, including the including health insurance and group life insurance benefits, on the same basis as our other employees. The Company also maintains a 401(k) plan, which is a defined contribution employee retirement plan intended to qualify as a tax-qualified plan under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Our named executive officers are eligible to participate in the 401(k) plan on the same basis as the Company’s other employees. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $20,500 for calendar year 2022. For 2022, we made matching contributions equal to (i) 100% of employee contributions up to the first 3% of compensation, plus (ii) 50% of the employee contributions up to the next 2% of compensation, subject to any applicable statutory limits imposed by the Internal Revenue Service. Mr. Barrow, Mr. Greenway and Dr. Karlin received $1,875, $2,669 and $12,200 in 401(k) plan matching contributions in 2022.

We generally do not provide other material perquisites or personal benefits to our named executive officers, except in certain limited circumstances. None of our named executive officers participate in qualified or non-qualified defined benefit plans sponsored by the Company. None of our named executive officers participate in pension plans sponsored by the Company. The Board may elect to adopt qualified or non-qualified benefit plans or pension plans in the future if it determines that doing so is in the Company’s best interests.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and CFO may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to adopt a clawback policy pursuant to the final rules adopted by the SEC pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Nasdaq listing standards when finalized and approved by the SEC.

Anti-Hedging and Anti-Pledging Policies

Our insider trading policy prohibits all directors and officers from pledging or engaging in hedging or similar transactions in our common shares, such as prepaid variable forwards, equity swaps, collars, puts, calls and short sales.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information about equity awards granted to our named executive officers that were outstanding as of December 31, 2022:

Name	Option or Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Robert Barrow	3/24/2022	36,375	157,625	(3)	17.06	3/24/2027	—		—
	3/24/2022	—	—		—	—	98,583	(5)	$216,872
	4/21/2021	80,356	87,344	(6)	31.48	4/21/2026	—		—
	4/21/2021	—	—		—	—	67,188	(7)	$147,807
	1/15/2021	35,000	31,666	(8)	45.31	1/15/2021	—		—
	1/15/2021	—	—		—	—	25,000	(13)	$54,997

Schond Greenway	5/23/2022	—	110,000	(9)	11.53	5/23/2027	—		—
	5/23/2022	—	—		—	—	84,666	(10)	186,256

Daniel Karlin, M.D.	3/24/2022	15,625	67,708	(3)	17.06	3/24/2027	—		—
	3/24/2022	—	—		—	—	51,548	(5)	$113,202
	4/21/2021	44,886	53,047	(11)	31.48	4/21/2026	—		—
	4/21/2021	—	—		—	—	40,806	(12)	$89,769

(1)	All of the option awards listed in the table were granted with an exercise price equal to the closing price in CAD of our common shares on the NEO on the trading day prior to the date of grant.
(2)

This column reflects the market value of RSUs as of December 31, 2022, based on the closing price of our common shares on the NEO as of that date. The amounts shown in this table represent the value in U.S. dollars after conversion from CAD using the currency conversion rate as of December 31, 2022 of 0.74. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or the sale of the common shares underlying such RSUs.

(3)

The shares subject to the option vest and become exercisable with 1/48th of the total shares vesting monthly over 48 months from the vesting commencement date, March 24, 2022, subject to the named executive officer providing continuous service to the Company as of each such vesting date.

(4)

Represents shares underlying RSUs. Each RSU represents a contingent right to receive one common share of the Company and vests subject to the named executive officer providing continuous service to the Company on each such vesting date.

(5)

The RSUs vest in 48 equal monthly installments from the vesting commencement date, March 24, 2022, subject to the named executive officer providing continuous service to the Company on each such vesting date.

(6)

25% of the shares underlying the option vested and became exercisable on April 21, 2022; the remaining shares underlying the option shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the named executive officer providing continuous service to the Company on each such vesting date.

(7)

25% of the RSUs vested on April 21, 2022 with the remaining RSUs vesting each month thereafter over 36 months, subject to Mr. Barrow providing continuous service to the Company on each such vesting date.

(8)

25% of the shares underlying the option vested and became exercisable on January 15, 2022; the remaining shares underlying the option shall vest and become exercisable in 30 equal monthly installments beginning on February 15, 2022, subject to Mr. Barrow providing continuous service to the Company on each such vesting date.

(9)

25% of the shares underlying the option vest and become exercisable on May 25, 2023, and 1/36th of the remaining shares vest monthly thereafter over 36 months, subject to Mr. Greenway providing continuous service to the Company as of each such vesting date.

(10)

25% of the RSUs vest on May 23, 2023 with 1/12th of the remaining RSUs vesting each quarter thereafter over 12 quarters, subject to Mr. Greenway providing continuous service to the Company on each such vesting date.

(11)

25% of the shares underlying the option vested and became exercisable on February 26, 2022; the remaining shares underlying the option shall vest and become exercisable in 36 equal monthly installments beginning on February 26, 2023, subject to Dr. Karlin providing continuous service to the Company on each such vesting date.

(12)

25% of the RSUs vest on February 26, 2022 with the remaining RSUs vesting each month thereafter over 36 months, subject to Dr. Karlin providing continuous service to the Company on each such vesting date.

(13)	The RSUs vest in 16 equal quarterly installments from the vesting commencement date, January 15, 2022.

DIRECTOR COMPENSATION

As our company has transitioned to be a U.S. domestic filer traded on Nasdaq, we have made significant changes to the composition of our Board over the past two years, and we are in the process of evolving our non-employee director compensation program.

In late 2021 and early 2022, our Compensation Committee worked closely with its outside compensation consultant, Compensia, to evaluate our non-employee director compensation program, including a comprehensive assessment of our program against peer company practices and trends in director compensation for companies with whom we compete. Compensia recommended, and the Compensation Committee and Board approved, a new compensation program for our non-employee directors, which became effective at our annual shareholder meeting in June 2022, and is described below under “Non-Employee Director Compensation Policy”. The new compensation program reflects a cash and equity compensation program more aligned with market practice for U.S. domestic issuers and at competitive levels intended to attract and retain qualified directors, generally reflecting compensation terms around the 50th percentile of market data provided by Compensia for similarly situated companies. Prior to June 2022, our non-employee directors were compensated under our historic director compensation program, which is also described below. The terms of our Option Plan and PR Plan, each of which were adopted prior to the time we became a U.S. domestic issuer, prohibit us from granting stock options and RSUs to non-employee directors in excess of designated limits which are significantly lower than market practice for equity limits in the U.S. These limits have restricted the amount of director compensation that we are able to grant in the form of options and RSUs, and accordingly, we have continued to grant portions of compensation in 2022 in the form of director deferred share units (“DDSUs”).

As part of its process of evaluating our director compensation program, the Compensation Committee also worked with Compensia to develop appropriate additional compensation for the special efforts of our two non-employee directors who joined our Board in 2021, Ms. Vallone and Mr. Krebs. This special compensation consisted of option, RSU and DDSUs intended to be one-time in nature. Because the grants occurred in June 2022 (corresponding with the approval and effectiveness of our new director compensation program), the grants are reflected in the Director Compensation Table below as 2022 compensation, however this compensation primarily reflected pay for services in 2021 and the first half of 2022. The special grants are described in more detail below under “Special Grants for Chair and Vice Chair”.

Director Compensation Table

The following table sets forth information concerning the compensation earned for service on our board of directors during the year ended December 31, 2022. Mr. Barrow’s compensation as an executive officer is set forth under “—Summary Compensation Table.” Mr. Barrow and Dr. Halperin Wernli did not receive any compensation for service as a director. None of our directors earned any compensation other than cash fees, Options under the Option Plan and stock awards in the form of RSUs under the PR Plan and DDSUs under the Directors Deferred Share Unit Plan (the “DDSU Plan”), respectively, during the fiscal year ended December 31, 2022, and accordingly, we have omitted all other columns from the table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Stock Awards ($)(2)		Total ($)

Carol A. Vallone	$127,775	$76,864	(7)	$869,909	(7)	$1,074,548

Andreas Krebs	$93,764	$76,864	(8)	$793,443	(8)	$964,071

Brigid A. Makes(3)	$62,968	$59,243	(9)	$389,128	(9)	$511,340

Dr. Suzanne Bruhn(4)	$19,429	$57,219		$390,134		$466,783

Dr. Roger Crystal(4)	$19,429	$57,219		$390,134		$466,783

Dr. Sarah Y. Vinson(5)	$50,110	—		—		$50,110

Stephen Hurst(6)	$1,478	—		—		$1,478

(1)

All of the option awards listed in the table were granted with a per share exercise price equal to the closing price in CAD of our common shares on the NEO on the last trading day prior to the date of the grant. The amounts shown in this column represent the grant date fair value of the option awards in accordance with ASC Topic 718. The resulting price in CAD was then converted into U.S. dollars using the 2022 average exchange rate of 0.77. These amounts do not reflect the actual economic value that will be realized by such director. For the assumptions used in valuing the options, see “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2022. As of December 31, 2022, each director had the outstanding stock options shown in the table below:

Name	Outstanding Stock Options

Carol A. Vallone	10,002

Andreas Krebs	10,545

Brigid A. Makes	22,977

Dr. Suzanne Bruhn	8,064

Dr. Roger Crystal	8,064

Dr. Sarah Y. Vinson	—

Stephen Hurst	—

(2)

The amounts in this column represent the grant date fair value of RSUs and DDSUs in accordance with ASC Topic 718. See “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2022. The price in CAD was converted into U.S. dollars using the 2022 average exchange rate of 0.77. These amounts do not reflect the actual economic value that will be realized by the directors upon vesting of the RSUs or DDSUs or the sale of the common shares underlying such RSUs or DDSUs. See “Director Compensation—Non-Employee Director Compensation” for further information on the DDSUs. As of December 31, 2022, each then-serving director had the unvested RSUs and DDSUs shown in the table below:

Name	Unvested DDSUs	Unvested RSUs

Carol A. Vallone	41,603	—

Andreas Krebs	38,556	—

Brigid A. Makes	19,424	3,593

Dr. Suzanne Bruhn	33,585	5,952

Dr. Roger Crystal	33,585	5,952

(3)	Ms. Makes will not stand for re-election and will serve her term until immediately prior to the Annual Meeting.
(4)	Drs. Bruhn and Crystal were appointed as directors of the Company on August 11, 2022.
(5)	Dr. Vinson served as a director of the Company until May 30, 2022.
(6)	Stephen Hurst served as a director of the Company until January 5, 2022.
(7)

The amounts in these columns include the target value of Ms. Vallone’s (i) Special Initial Grant, which had a target value of $710,000, consisting of DDSUs, (ii) Special Transition Grant, which had a target value of $150,000 (with $31,485 awarded in the form of DDSUs, $39,505 awarded in the form of RSUs and $79,010 awarded in the form of options), and (iii) 2021 Service Grant, which had a target value of $90,000, consisting of DDSUs. The Special Initial Grant, Special Transition Grant and 2021 Service Grant are described in more detail below under “Special Grants for Chair and Vice Chair”.

(8)

The amounts in these columns include the target value of Mr. Krebs’s (i) Special Initial Grant, which had a target value of $658,000, consisting of DDSUs, (ii) Special Transition Grant, which had a target value of $125,000 (with $26,238 awarded in the form of DDSUs, $19,753 awarded in the form of RSUs and $79,010 awarded in the form of options), and (iii) 2021 Service Grant, which had a target value of $90,000, consisting of DDSUs. The Special Initial Grant, Special Transition Grant and 2021 Service Grant are described in more detail below under “Special Grants for Chair and Vice Chair”.

(9)

Ms. Makes received an Initial Grant under the Non-Employee Director Compensation Policy on June 1, 2022 (consisting of options, RSUs and DDSUs) because she had not previously received an Initial Grant upon joining our Board.

Non-Employee Director Compensation Policy

Our Board adopted a Non-Employee Director Compensation Policy, referred to herein as the policy, effective as of June 1, 2022, and amended the policy, referred to herein as the amended policy, in August 2022. Under the policy, each of our non-employee directors are eligible to receive compensation for service on our Board and committees of our Board. Non-employee directors also receive reimbursement for necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

The amended policy provides our non-employee directors with the following cash compensation for their services:

•	$40,000 per year for each non-employee director (“Base Retainer”);

•	$40,000 per year for Chair of the Board (if applicable) in addition to the Base Retainer;

•	$30,000 per year for Vice Chair of the Board (if applicable) in addition to the Base Retainer;

•	$15,000 per year for Chair of the Audit Committee or $7,500 per year for each other member of the Audit Committee;

•	$10,000 per year for chair of the Compensation Committee or $5,000 per year for each other member of the Compensation Committee; and

•	$10,000 per year for chair of the Nominating and Corporate Governance Committee or $5,000 per year for each other member of the Nominating and Corporate Governance Committee.

The cash compensation above is payable to our eligible non-employee directors in equal quarterly installments, prorated for any partial quarter of service. All annual cash fees are vested upon payment. Each non-employee director may decline all or any portion of his or her compensation by giving notice to the Company prior to the date cash may be.

Each non-employee director who joins our Board, upon the date of his or her initial election or appointment to be a non-employee director, is granted an equity award having an aggregate target grant value of $450,000 (the “Initial Grant”) in the form of any of the following or a combination thereof, as determined by the Board in its sole discretion on or before the applicable grant date: RSUs, Options and/or DDSUs (collectively, the “Award Options”), each pursuant to subject to the terms of the Option Plan, PR Plan and DDSU Plan, as applicable.

Each Initial Grant vests over a three-year period, subject to the non-employee director’s continuous service as a member of the Board through each such vesting date. Initial Grants in the form of RSUs vest in three equal annual installments over such three-year period; provided, that in the event that a non-employee director’s continuous service as a member of the Board terminates for any reason other than for cause after the first anniversary of the grant date, a portion of the Initial Grant RSUs that would have vested on the next annual vesting date following the date of departure will immediately vest in full as of the date of termination of service, prorated based on a fraction, the numerator of which is the number of days elapsed from the prior vesting date through the date of termination of service, and the denominator of which is 365 (or 366, as applicable). Initial Grants in the form of Options or DDSUs vest with respect to one-third (1/3) of the Initial Grant on the one-year anniversary of the grant date, with the remaining portion of the Initial Grant vesting in equal monthly installments thereafter.

On the date of each annual shareholder meeting of the Company, each non-employee director who (a) has served as a director of the Company for at least six (6) months as of the date of such annual shareholder meeting, and (b) continues to serve as a non-employee director following such annual shareholder meeting (excluding any non-employee director who is first appointed or elected by the Board at such annual shareholder meeting) will be granted an annual award, in any of the Award Forms as determined by the Board in its sole discretion, having an aggregate target grant value of $180,000 (the “Annual Grant”). The Annual Grant vests over a one-year period measured from the grant date, or in any event no later than the date immediately prior to the next annual shareholder meeting, subject in any case to the Eligible Director’s continuous service as a member of the Board through such vesting date. Annual Grants in the form of RSUs vest in four equal quarterly installments measured from the grant date; Annual Grants in the form of Options or DDSUs vest in twelve equal monthly installments measured from the grant date.

All Options granted in an Initial Grant or Annual Grant are nonstatutory stock options, with an exercise price per share equal to 100% of the Fair Market Value (as defined in the Option Plan) of the underlying common shares on the prior trading day before the grant date, and a term of ten years from the grant date (subject to earlier termination in connection with a termination of service, as provided in the Option Plan and applicable stock option grant notice and award agreement).

Each Initial Grant and Annual Grant vest as follows upon a Change in Control or Change of Control (as defined in each of the Option Plan, PR Plan or DDSU Plan, as applicable), subject, in each case, to the non-employee director’s continuous service as a member of the Board through the date of such Change in Control or Change of Control (as applicable): (a) with respect to any non-employee director who has less than one (1) year of continuous service as a member of the Board on the date of such Change in Control or Change of Control, the portion of each Initial Grant and/or Annual Grant held by such non-employee director will vest as would have vested through the one (1) year anniversary of the applicable grant date, had the non-employee director provided continuous service as a member of the Board through such date; and (b) with respect to any non-employee director who has one (1) or more years of continuous service as a member of the Board on the date of such Change in Control or Change of Control, each Initial Grant and/or Annual Grant held by such Eligible Director will vest in full.

Special Grants for Chair and Vice Chair

From their time of joining our Board in 2021 through the first half of 2022, Ms. Vallone and Mr. Krebs provided significant contributions and critical assistance to our Board and our Company regarding various strategic and transition matters involving the composition of the Board, our CEO and other management changes, our Company’s transition to a U.S. reporting issuer status and the related evolution of our infrastructure, strategy and governance practices. The Compensation Committee and Board felt that Ms. Vallone’s and Mr. Krebs’s time commitment and strategic efforts were well in excess of the regular commitment and expected responsibilities in their roles as our Chair and Vice Chair. As a result, after carefully considering various relevant market data reference points and advice from Compensia, the independent members of the Compensation Committee and the Board (excluding Ms. Vallone and Mr. Krebs) approved special one-time compensation to Ms. Vallone and Mr. Krebs in the form of (i) an increased Initial Grant (the “Special Initial Grant”) and (ii) a special one-time additional equity award grant with a target grant value of $150,000 and $125,000, respectively (the “Special Transition Grant”).

The Special Initial Grant represented a $260,000 and $208,000 addition to the target grant value of the Initial Grant for each of Ms. Vallone and Mr. Krebs, respectively. The Compensation Committee and Board believed the Initial Grant was necessary as neither Ms. Vallone nor Mr. Krebs had received an Initial Grant when they joined our Board and felt the value of their Special Initial Grant and the Special Transition Grant was appropriate given their significant contributions, yet remained reasonable in relation to market data. As the target grant value of the Initial Grant represented approximately the 50th percentile of market data provided by Compensia for initial equity awards to non-employee directors at comparable companies, the Special Initial Grants to each of Ms. Vallone and Mr. Krebs fell at approximately the 75th percentile or less of such market data.

In addition, we provided each of Ms. Vallone and Mr. Krebs with an equity award with a target grant value of $90,000 which reflected compensation for their regular board services for the service period through the 2022 annual general and special meeting of shareholders that had not previously been granted to them in 2021 under our historical director compensation program (the “2021 Service Grant”). The Special Initial Grant, Special Transition Grant and 2021 Service Grant were provided in a combination of stock options, RSUs and DDSUs. We structured the greatest portion of the awards as possible as options and RSUs given the current annual limitation in our Option Plan (which prohibits us from granting stock options to any non-employee director with a maximum aggregate grant date fair value in excess of $100,000) and our PR Plan (which prohibits us from granting RSU and other awards to any non-employee director that have an aggregate grant date fair value, when combined with any stock options, in excess of $150,000) with the remainder provided in DDSUs.

Historic Director Compensation Program

For a portion of 2022 (from January 1, 2022 until May 31, 2022), our non-employee directors were compensated under our historic compensation program. Under this program, each non-employee director received an annual base fee of $220,000 (the “Base Fee”) for serving on our board of directors. The chair of our board of directors also received an additional annual fee of $40,000 (the “Chair Fee”) and members of the two principal standing committees of our board of directors were generally entitled to the additional annual fees ($10,000 for membership on the Audit Committee, $7,500 for membership of the Compensation, Nomination and Corporate Governance Committee and $20,000 and $15,000 for serving as chair of such committees, respectively (the “Committee Fee,” together with the Base Fee and Chair Fee, the “Annual Fees”), in addition to the Base Fee. The Annual Fees of each director were paid in DDSUs, but each director could elect to receive up to 50% of their Annual Fees in cash. No additional equity compensation was provided to our non-employee directors under our historic compensation program in 2022.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2022.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights			Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by shareholders(1)	3,713,108	CAD $	24.29	(2)		(3)

Equity compensation plans not approved by shareholders (MindMed), Inc. Directors’ Deferred Share Unit Plan	213,799	CAD $	24.29			(3)

Total	3,926,907	CAD $	24.29			(3)

(1)	Includes the following plans: the Mind Medicine (MindMed) Inc. Stock Option Plan and the Mind Medicine (MindMed) Inc. Performance and Restricted Share Unit Plan.
(2)

The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the common shares underlying RSUs, which have no exercise price. There are no warrants outstanding under our equity compensation plans.

(3)

Represents an aggregate number of common shares reserved for future issuance under our Option Plan and PR Plan. As of the any date of grant under the Option Plan or RSU Plan, the aggregate number of shares available for issuance under the Option Plan and PR Plan (and any other Share Compensation Arrangements as defined in the Plans) is 15% of the common shares issued and outstanding, subject to adjustment as described in the Option Plan and PR Plan. As of December 31, 2022, the aggregate number of common shares remaining available for future issuance under our equity compensation plans was 1,936,174.

Summary of the Option Plan

Capitalized terms used in this summary that are not otherwise defined in this proxy statement shall have the same meaning as defined in the Option Plan, which is available for review as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on EDGAR at www.sec.gov/edgar and under the Company’s SEDAR profile at www.sedar.com.

History. On February 19, 2020, the Company received shareholder approval of the Option Plan and the Board adopted it on February 27, 2020. On May 27, 2021, the Company received shareholder approval to increase the aggregate number of common shares issuable under the Option Plan, together with common shares that are issuable pursuant to awards or grants under any other Share Compensation Arrangement, from 10% to 15% of the Shares then issued and outstanding. On March 7, 2023, the Board made amendments to the Option Plan which did not require shareholder approval in order to reflect U.S. dollars and Nasdaq Stock Market listing considerations, updates for U.S. practices and applicable U.S. laws, and to incorporate various other amendments of a housekeeping nature.

Types of Awards and Eligibility. The Option Plan provides for the discretionary grant of nonstatutory stock options and incentive stock options to purchase the Company’s common shares (the “Shares” and such options, the “Options”). Directors, officers, employees and certain other service providers of the Company or its subsidiaries (such persons are referred to as “Participants”) are eligible to receive Options under the Option Plan. “Incentive stock options” may only be granted to a citizen or resident of the United States and who, at the time of grant, is an employee of the Company or any parent or subsidiary of the Company.

Administration. The Option Plan is administered by our Board which has delegated concurrent authority to our Compensation Committee, but may revest in itself some or all of the delegated power. Each of the Board and the Compensation Committee is considered to be an “Administrator” of the Option Plan. Subject to the terms of the Option Plan and the limitations set forth below, the Administrator may determine the recipients, numbers and types of options to be granted, the exercise or purchase price of awards, and other terms and conditions of awards, including the period of their exercisability and vesting. The Company does not provide financial assistance to Participants in connection with the Option Plan.

Share Reserve. The aggregate number of Shares that are issuable under the Option Plan upon the exercise of Options which have been granted and are outstanding under the Option Plan, together with Shares that are issuable pursuant to outstanding awards or grants under any other Share Compensation Arrangement, shall not at any time exceed 15% of the Shares then issued and outstanding, subject to adjustment to give effect to any relevant changes in the capitalization of the Company.

Shares in respect of which Options have been granted but which are forfeited, cancelled or otherwise terminated or expire without being exercised shall be available for subsequent Options. As an “evergreen” plan, the NEO requires that all unallocated options, rights and other entitlements under the Option Plan be approved by shareholders on a periodic basis, each approval being effective for a period of three years.

Insider Participant Limits. The following limits apply to a Participant who is an insider as defined in the Securities Act (Ontario) and an associate of any such person (an “Insider Participant”):

•

The aggregate number of Shares reserved for issuance pursuant to options granted under Option Plan and options or other entitlements granted under any other Share Compensation Arrangement to Insider Participants (as a group) shall not exceed 10% of the aggregate number of Shares outstanding; and

•

Within any one-year period, the aggregate number of Shares issued to Insider Participants (as a group) pursuant to Options granted under the Option Plan or options or other entitlements granted under any other Share Compensation Arrangement shall not exceed 10% of the aggregate number of Shares outstanding.

Non-Employee Director Limits. The following limits apply to non-employee directors:

•

no grant of Options under the Option Plan may be made to any non-employee director if such grant could result, together with awards or grants then outstanding under the Option Plan and any other Share Compensation Arrangement, in the issuance to non-employee directors as a group of a number of Shares exceeding 1% of the number Shares issued and outstanding immediately prior to any such Share issuance: and

•

The maximum aggregate grant date fair value using the Black-Scholes-Merton valuation model of option grants to any non-employee director of the Company in any fiscal year of the Company shall not exceed $100,000.

Terms of Option Grants. Options granted under the Option Plan have a maximum term of 10 years from the date of grant, or five years from the date of grant in the case of incentive stock options granted to 10% shareholders.

The purchase price for any optioned Shares is fixed by the Administrators, which purchase price will not be less than the Fair Market Value of a Share on the date the Option is granted, which unless decided otherwise by the Administrator in accordance with applicable law and regulatory requirements (including the rules, regulations and policies of the NEO Exchange and Nasdaq), will be the closing price of the Shares on the Nasdaq Stock Market (or, if the Shares are not then listed on the Nasdaq Stock Market, on such other stock exchange or automated quotation system on which the Shares are then listed or quoted, as the case may be, as may be selected by the Administrators for such purpose) on the last trading day on which Shares traded prior to the day on which an Option is granted; provided that incentive stock options granted to 10% shareholders shall have an exercise price of at least 110% of the Fair Market Value.

Options will become available for purchase by a Participant on a date or dates to be determined by the Administrators on the date of grant. Vested options may be exercised in whole or in part at any time by a Participant by payment of the aggregate exercise price therefor in full either: (a) by cash, certified cheque or bank draft or wire transfer; (b) if approved by the Administrators, and except with respect to incentive stock options, through means of a “net settlement,” whereby no exercise price will be due and where the number of Shares issued upon such exercise will be equal to: (A) the product of (l) the number of Shares as to which the Option is then being exercised, and (2) the difference between (x) the then current Fair Market Value per Share and (y) the exercise price per Share, divided by (B) the then current Fair Market Value per common share. A number of Shares equal to the difference between the number of Shares as to which the Option is then being exercised and the number of Shares actually issued to the Participant upon such net settlement will be deemed to have been received by the Company in satisfaction of the exercise price; (c) if approved by the Administrators, through an arrangement with a broker approved by the Company (or through an arrangement directly with the Company) whereby payment of the exercise price is accomplished with the proceeds of the sale of Shares deliverable upon the exercise of the Option; or (d) by such other method as the Administrators may approve or accept.

Subject to the terms of the Option Plan with respect to a Participant’s death, no Options may be transferred or assigned, other than by will or the laws of descent and distribution. Options may be exercised by the Participant and, upon the Participant’s death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name or in his or her capacity as a legal representative. All Options exercised during the Participant’s lifetime shall only be exercisable by the Participant or, in the event of his or her disability, by his or her personal representative.

The Option Plan includes various provisions that apply specifically to “incentive stock options” intended to comply with the provisions of the Code and additional minimum provisions which apply to Options granted to residents of the State of California including in respect of the treatment of Options upon the termination of employment of a Participant.

Change in Control. Notwithstanding anything to the contrary set forth in the Option Plan, upon or in anticipation of any Change in Control, the Administrators may, in their sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (a) cause any or all outstanding Options to become vested and immediately exercisable, in whole or in part; and/or (b) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control.

Amendment and Termination. The Board may in its discretion, amend, suspend or terminate the Option Plan, or any portion thereof, and grant to a Participant a waiver of the conditions of the Option Plan at any time without obtaining the approval of shareholders of the Company, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the NEO and Nasdaq), if any, that require the approval of shareholders. Any amendment to any provision of the Option Plan will be subject to any required regulatory or governmental approvals. Notwithstanding the foregoing, the Company will be required to obtain the approval of the shareholders of the Company for any amendment related to:

•

providing for an increase to the maximum number of Shares which may be issued under the Option Plan, except pursuant to the provisions of the Option Plan which permit the Administrators to make equitable adjustments in the event of certain transactions affecting the Company or its capital;

•	providing for an increase in, or the removal of, the limits on the number of Shares Reserved for Issuance to Insider Participants;

•	providing for an increase in, or the removal of, the limits on participation in the Option Plan by non-employee directors;

•

providing for a reduction in the exercise price per Share for Options (for this purpose, a cancellation or termination of an Option prior to its expiry date for the purpose of re-issuing an Option to the same

Participant with a lower exercise price shall be treated as an amendment to reduce the exercise price of an Option), except pursuant to the provisions of the Option Plan which permit the Administrators to make equitable adjustments in the event of transactions affecting the Company or its capital;

•	providing for an extension to the term of Options beyond the original expiry date, except in respect of blackout periods and other trading restrictions;

•	providing that an Option may be transferred or assigned other than for normal estate settlement purposes;

•	providing for the addition of additional categories of Participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

•	anything that required the approval of shareholders pursuant to Section 10.12(7) of the Listing Manual of the NEO or Nasdaq Listing Rule 5635(c); or

•	the deletion or reduction of the range of amendments which require the approval of shareholders of the Company.

The Board may terminate the Option Plan at any time in its absolute discretion. Unless extended by the Board and approved by the Company’s shareholders, the Option Plan will automatically terminate on February 19, 2030.

Summary of the Performance and Restricted Share Unit Plan

Capitalized terms used in this summary that are not otherwise defined in this proxy statement shall have the same meaning as defined in the PR Plan, which is available for review as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on EDGAR at www.sec.gov/edgar and under the Company’s SEDAR profile at www.sedar.com.

On February 19, 2020, the Company received shareholder approval of the PR Plan and the Board adopted it on February 27, 2020. On May 27, 2021, the Company received shareholder approval to increase the aggregate number of Shares issuable under the PR Plan, together with Shares that are issuable pursuant to awards or grants under any other Share Compensation Arrangement, from 10% to 15% of the Shares then issued and outstanding. On March 7, 2023, the Board made amendments to the PR Plan which did not require shareholder approval in order to reflect U.S. dollars and Nasdaq Stock Market listing considerations, updates for U.S. practices and applicable U.S. laws, and to incorporate various other amendments of a housekeeping nature.

Types of Awards and Eligibility. The PR Plan provides for the discretionary grant of RSUs and performance stock units (“PSUs”). PSU and RSU awards that vest in accordance with their terms will be paid in either (a) Shares issued from treasury; or (b) cash. PSU and RSU grants may be made under the PR Plan to directors, officers and employees of the Company or of any subsidiary of the Company, provided PSUs shall not be awarded to non-employee directors of the Company.

Administration. The PR Plan is administered by our Board which has delegated concurrent authority to our Compensation Committee, but may revest in itself some or all of the delegated power. Each of the Board and the Compensation Committee is considered to be an “Administrator” of the PR Plan. Subject to the terms of the PR Plan and the limitations set forth below, the Administrator may determine the recipients, numbers and types of awards to be granted, the vesting schedule of awards, and other terms and conditions of awards.

Share Reserve. The aggregate number of Shares that are issuable under the PR Plan to pay awards which have been granted and are outstanding under the PR Plan, together with Shares that are issuable pursuant to outstanding awards or grants under any other Share Compensation Arrangement, shall not at any time exceed 15% of the Shares then issued and outstanding, subject to adjustment to give effect to any relevant changes in capitalization of the Company.

As an “evergreen” plan, the NEO requires that all unallocated awards, rights and other entitlements under the PR Plan be approved by shareholders on a periodic basis, each approval being effective for a period of three years.

Shares in respect of which awards have been granted but which are (i) vested and redeemed or (ii) forfeited, surrendered, cancelled or otherwise terminated or expire without the delivery of Shares shall be available for subsequent awards. In addition, the number of Shares subject to an award (or portion thereof) that the Company permits to be settled in cash in lieu of settlement in Shares shall be available for subsequent awards. All issuances of Shares from treasury to pay awards shall be deemed to be issued at a price per Share equal to the Market Value on the date of issuance.

Insider Participant Limits. The following limits apply to a Participant who is an insider as defined in the Securities Act (Ontario) and an associate of any such person (an “Insider Participant”):

•

the total number of Shares reserved for issuance to Insider Participants (as a group) under the PR Plan, together with Shares reserved for issuance to Insider Participants under any other Share Compensation Arrangement, shall not at any time exceed 10% of the issued and outstanding Shares; and

•

within any one-year period the aggregate number of Shares issued to Insider Participants (as a group) pursuant to the PR Plan and any other Share Compensation Arrangement shall not exceed 10% of the issued and outstanding Shares.

Non-Employee Director Limits. The following limits apply to non-employee directors:

•

no award under the PR Plan may be made to any non-employee director if such award could result, together with awards or grants then outstanding under the PR Plan and any other Share Compensation Arrangement, in the issuance to non-employee directors as a group of a number of Shares exceeding 1% of the Shares issued and outstanding immediately prior to any such Share issuance; and

•

the maximum aggregate grant date fair value using the Black-Scholes-Merton valuation model of awards under the PR Plan, together with awards or grants under any other Share Compensation Arrangement, to any non-employee director of the Company in any fiscal year of the Company shall not exceed $150,000.

Terms of Awards. Each whole PSU and RSU will give a Participant the right to receive either a Share or a cash payment, as determined by the Board, in an amount determined in accordance with the terms of the PR Plan and the applicable Award Agreement. For greater certainty, a Participant shall have no right to receive Shares or a cash payment with respect to any PSUs or RSUs that do not become Vested PSUs or Vested RSUs.

Awards granted under the PR Plan will be made with a specified dollar value (i.e. the Award Value) as of the date of grant, as determined by the Board or by the grant of specific amounts of PSUs or RSUs. In the case of PSUs, the Board may determine any performance criteria applicable to the PSU.

Unless the Board determines to grant a Participant a specific number of PSUs without specifying an Award Value, or unless the Board provides otherwise, the PSUs granted to a Participant for a Performance Period shall be determined by dividing the Award Value determined for the Participant for such Performance Period by the Market Value as at the end of the calendar quarter immediately preceding the Award Date, rounded down to the next whole number.

Unless the Board determines to grant a Participant a specific number of RSUs without specifying an Award Value, or unless the Board provides otherwise, the RSUs granted to a Participant shall be determined by dividing the Award Value of an award to be provided to the Participant in the form of RSUs by the Market Value as at the end of the calendar quarter immediately preceding the Award Date, rounded down to the next whole number.

When and if cash dividends are paid on the Shares during the period from the Award Date under the Award Agreement to the date of settlement of the PSUs or RSUs granted thereunder, additional PSUs or RSUs, as applicable, will be credited to the Participant’s Account (i.e. Dividend Equivalent Units) in accordance with the terms of the PR Plan. Dividend Equivalent Units shall be subject to the same Vesting conditions and shall Vest and be paid at the same time as the PSUs or RSUs, as applicable, to which they relate.

Upon the first day immediately following the end of the Performance Period, PSUs represented by the PSU Balance as at such date shall Vest subject to the terms of the PR Plan, with the number of Vested PSUs being equal to the PSU Balance as at such date multiplied by the Performance Adjustment Factor as determined by the Board in accordance with the Award Agreement. For certainty, in the event the Performance Adjustment Factor is equal to zero, no PSUs will vest. PSUs which do not become Vested PSUs shall be forfeited by the Participant and the Participant will have no further right, title or interest in such PSUs.

Unless otherwise determined by the Board, upon the Vesting Date(s) specified in the applicable Award Agreement the RSUs comprising a Participant’s RSU Balance shall Vest in such proportion as may be determined in accordance with the Award Agreement. RSUs which do not become Vested RSUs shall be forfeited by the Participant and the Participant will have no further right, title or interest in such RSUs.

In the event that a Participant’s Vested PSUs or Vested RSUs have been designated by the Board for settlement in Shares issued from treasury, the Participant or his legal representative, as applicable, shall receive a number of Shares equal to the number of Vested PSUs or Vested RSUs, as the case may be, credited to the Participant’s Account (rounded down to the nearest whole number of Shares). In such event, such Shares shall be distributed to the Participant or his or her legal representative, as applicable, as soon as practicable following the applicable Vesting Date, unless otherwise determined by the Board and permissible under Applicable Law. Provided, however, that in order to comply with certain Canadian tax rules, if applicable, in no event shall the payment be made later than December 31 of the third calendar year following the year in which the services giving rise to the award of PSUs or RSUs were rendered.

In the event that a Participant’s Vested PSUs or Vested RSUs have not been designated by the Board for settlement in Shares issued from treasury, unless otherwise determined by the Board, the Participant or his or her legal representative, as applicable, shall receive a cash payment equal to: (i) in the case of PSUs, the Market Value determined as of the last day of the Performance Period multiplied by the number of Vested PSUs credited to his PSU Account as of the last day of such Performance Period, (rounded down to the nearest whole number of PSUs); and (ii) in the case of RSUs, the Market Value determined as of the Vesting Date of such RSUs multiplied by the number of Vested RSUs credited to her or his Account as of the Vesting Date (rounded down to the nearest whole number of RSUs). The cash payment shall be made to the Participant or his or her legal representative, as applicable, in a single lump sum as soon as practicable following the applicable Vesting Date, unless otherwise determined by the Board and permissible under Applicable Law. Provided, however, that in order to comply with certain Canadian tax rules, if applicable, in no event shall the payment be made later than December 31 of the third calendar year following the year in which the services giving rise to the award of PSUs or RSUs were rendered.

Except as otherwise provided in the Award Agreement governing the grant of PSUs or RSUs to a Participant or a written employment or other agreement between the Participant and the Company or any Subsidiary, in the event that, during a Performance Period with respect to PSUs or prior to a Vesting Date with respect to RSUs, (i) the Participant’s employment or service as a director is terminated by the Company or a Subsidiary of the Company for any reason, or (ii) a Participant voluntarily terminates his employment with the Company or a Subsidiary of the Company or service as a director, including due to retirement, no portion of the PSUs subject to such Performance Period or RSUs that would otherwise Vest on such Vesting Date shall Vest and the Participant shall receive no payment or other compensation in respect of such PSUs or RSUs or loss thereof, on account of damages or otherwise; provided that any Vested PSUs and Vested RSUs will be settled in accordance with the payment of cash or Shares sections of the PR Plan.

The assignment or transfer of the PSUs or RSUs, or any other benefits under the PR Plan, shall not be permitted, other than by operation of law. The Company shall not provide financial assistance to Participants in connection with the PR Plan.

The PR Plan contains additional minimum provisions which apply to PSUs and RSUs granted to residents of the State of California.

Change in Control. Subject to the terms of the relevant Award Agreement, in the event of a Change in Control, the PSUs and RSUs credited to the account of the Participant as of the date of the Change in Control, will become vested PSUs and RSUs on a one-for-one basis on the date of Change in Control, unless otherwise determined by the Board. As soon as practical following the Change in Control, the Participant, at the discretion of the Board, will receive a payment in cash or in Shares equal to the number of vested RSUs or PSUs, as applicable, multiplied by the price at which the Shares are valued for the purposes of the transactions giving rise to the Change in Control.

Amendment and Termination. The PR Plan may be amended or terminated at any time by the Board in whole or in part, provided that:

1.

no amendment of the PR Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to PSUs or RSUs granted prior to the date of the amendment;

2.	no amendment of the PR Plan shall be effective unless such amendment is approved by the by the applicable Stock Exchange, to the extent approval is required under the rules of such Stock Exchange; and

3.	the approval of shareholders of the Company shall be obtained for any:

•	amendment for which, under the requirements of the Stock Exchange or any Applicable Law, shareholder approval is required;

•

a reduction in pricing of an award under the PR Plan (other than an adjustment pursuant to Section 5.3 of the PR Plan in respect of certain transactions of the Company or its capital) or the cancellation and reissuance of awards under the PR Plan;

•	extension of the term of an award under the PR Plan;

•	any amendment to remove or exceed the Insider participation limits under the PR Plan;

•	any amendment to remove or exceed the limits on participation in the PR Plan by non-employee directors;

•

an increase to the maximum number of Shares which may be issuable under the PR Plan, other than an adjustment pursuant to Section 5.3 of the PR Plan in respect of certain transactions of the Company or its capital;

•	the addition of additional categories of Participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

•	allowance of awards granted under the PR Plan to be transferable or assignable other than for normal estate settlement purposes; or

•	amendment to the amendment section of the PR Plan.

Unless extended by the Board and approved by the Company’s shareholders, the PR Plan will automatically terminate on February 19, 2030.

Summary of the Directors Deferred Share Unit Plan

Capitalized terms used in this summary that are not otherwise defined in this proxy statement shall have the same meaning as defined in the DDSU Plan, which is available for review as an exhibit to the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on EDGAR at www.sec.gov/edgar and under the Company’s SEDAR profile at www.sedar.com.

History. On April 16, 2021, the Board approved the DDSU Plan. The purpose of the DDSU Plan is to enhance the Company’s ability to attract and retain talented individuals to serve as directors and to promote a greater alignment of interests between directors and the shareholders of the Company through the holding by directors of instruments that reflect the market value of the Company.

Administration. The DDSU Plan is administered by the Board, which shall have sole and complete authority to make all determinations and take all actions necessary or advisable for the implementation and administration of the DDSU Plan. The Board may delegate some or all its powers to the Compensation Committee or any one or more directors, officers or employees of the Company and/or its subsidiaries as the Board (or, if delegated by the Board to administer the Plan, the Compensation Committee) may determine from time to time, on terms and conditions as it may determine, in a manner consistent with applicable law.

Types of Awards and Eligibility. Awards under the DDSU Plan consist of DDSUs granted to Non-Executive Directors. Each DDSU represents the right to receive the cash equivalent of the Fair Market Value of a common share, subject to the terms and conditions of the DDSU Plan, which may include vesting conditions and the circumstances in which a DDSU will be forfeited, cancelled or expire.

The number of DDSUs held by a Participant shall be reflected in a DDSU Account. If cash dividends are paid on the common shares, additional DDSUs will be credited to the Participant’s DDSU Account in accordance with the terms of the DDSU Plan.

Redemption. DDSUs may only be redeemed following the cessation of a Participant’s directorship (for any reason, including death). Upon redemption of a vested DDSU, the Participant or his or her Beneficiary, as applicable, shall receive a cash payment equal to Fair Market Value determined as of the Redemption Date multiplied by the number of vested DDSUs, net of applicable withholdings. The Redemption Date may not be later than December 1 of the year following the cessation of the Participant’s directorship.

Assignment and Transferability. The assignment or transfer of the DDSUs, or any other benefits under the DDSU Plan, shall not be permitted, other than by operation of law.

Impact of Corporate Acts. The existence of any DDSUs does not affect in any way the right or power of the Company or its shareholders to make or authorize any corporate acts or proceedings. Should the Company effect a subdivision or consolidation of common shares, the number of DDSUs held by a Participant shall be automatically adjusted, as of the record date or such action, in the same proportion as the number of common shares is adjusted pursuant to such actions. The Company shall authorize such steps to be taken as may be equitable and appropriate to preserve proportionately the rights and obligations of Participants should any other change be made to the common shares of the Company which would warrant the replacement of or an adjustment to any existing DDSUs.

Change of Control. Notwithstanding any other term of the DDSU Plan or any award of DDSUs, all DDSUs credited to a Participant’s DDSU Account as at the date of the Change of Control will become vested DDSUs.

Amendment and Termination. Subject to necessary regulatory or other approvals, the DDSU Plan may be amended or terminated at any time by the Board in whole or in part, provided that no amendment of the DDSU Plan shall, without the consent of the Participants affected by the amendment, adversely affect the rights accrued to such Participants with respect to DDSUs granted prior to the date of the amendment or cause the DDSU Plan to cease being a prescribed plan for purposes of the definition of “salary deferral arrangement” pursuant to the Income Tax Act (Canada) and the regulations thereunder.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, which are described above under the headings “Executive Compensation” and “Director Compensation” and as set forth below, there have been no transactions since January 1, 2021 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the fiscal years ended December 31, 2022 or 2021; and

•

any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

Our Articles provide that we must indemnify each of our directors and officers to the extent permitted under the BCBCA. We may also indemnify any employee, agent or representative of the Company subject to any restrictions under the BCBCA.

Indemnification is prohibited under the BCBCA unless the individual:

•	acted honestly and in good faith with a view to the best interests of the Company or its subsidiary, as applicable; or

•	in the case of a proceeding other than a civil proceeding, the individual had reasonable grounds for believing that his or her conduct was lawful.

We have entered into an indemnification agreement with each of our directors and executive officers. As provided by our Articles, these agreements, among other things, require us to indemnify each director and executive officer to the extent permitted under the BCBCA. These agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

Fees

In 2021, the Company paid professional fees of approximately $1.1 million and corporate legal fees of approximately $0.8 million for legal services provided by Wildeboer Dellelce LLP (“Wildeboer”) to the Company. Perry Dellelce, who served as a director of the Company until December 13, 2021, is the Managing Partner of Wildeboer.

Share Issuances & Exchanges

In 2021, in connection with the departure of J.R. Rahn, the Company’s former Chief Executive Officer, the Company issued 100,000 common shares to a holding company of Mr. Rahn, as part of a settlement agreement. The shares were valued at CAD$61.65 ($48.75), which was the value on the date that the shares were issued.

Related-Party Transaction Policy

In January 2022, we adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For the purposes of our policy only, a related person transaction will be a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee, consultant or director will not be covered by this policy. A related person means (i) any person who is, or at any time since the beginning of the Company’s last fiscal year, was, a director or executive officer of the Company or a nominee to become a director of the Company and (ii) any security holder known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, including any immediate family members or affiliates of such persons identified in (i) and (ii).

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our board of directors, takes into account the relevant available facts and circumstances including:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products;

•	the terms of the transaction; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion. Under the policy, any director who has a direct or indirect material interest in the proposed related person transaction should not participate in the decision of the Audit Committee or other independent body of the board regarding whether to ratify the proposed transaction and must not be present during any deliberations concerning the proposed transaction unless as permitted by the policy. If, however, a proposed related person transaction arises in which all directors are deemed to have a direct or indirect material interest in the transaction, the proposed related person transaction shall be submitted to shareholders for approval.

All of the transactions described in this section were entered into prior to the adoption of this policy. Although we did not have a written policy for the review and approval of transactions with related persons, our Board has historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders.

To the knowledge of the Company, no informed person of the Company, nor any proposed director, nor any associate or affiliate of any informed person or proposed director, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries and that, directly or indirectly, involves remuneration for services.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or us. Direct your written request to Mind Medicine (MindMed) Inc., Chief Executive Officer, One World Trade Center, Suite 8500, New York, New York 10007. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and in the Company’s filings with the SEC at www.sec.gov. Additional financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the Company’s most recently completed financial year. A copy of the Company’s financial statements and management’s discussion and analysis is available upon written request to the Company’s registered office at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, BC, V6E 2E9.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Robert Barrow
Chief Executive Officer

Annex A—Supplemental Information Regarding Participants

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our shareholders (collectively, the “Participants”) in connection with the Annual Meeting.

Directors and Nominees

Except as set forth below, the principal occupations and business addresses of our directors and nominees are set forth in the accompanying proxy statement. The principal business address of our directors and nominees is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007. See “Proposal No. 1 Election of Directors—Nominees for Election” for future information on our Board’s nominees for director.

Brigid A. Makes, MBA has served on our board of directors since December 2019 and currently serves as the Chair of our Audit Committee. Since February 2022, Ms. Makes has served as Chief Financial Officer of Vivani Medical Inc. Ms. Makes has served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on financial, funding and strategic responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. Ms. Makes has served as a member of the board of directors of Aziyo Biologics, a publicly traded regenerative medicine company, where Ms. Makes serves on the audit committee, and the nominating and corporate governance committee. Since June 2021, Ms. Makes has also been a member of the board of directors of Quantum-SI Inc., a publicly traded biotechnology company, where Ms. Makes serves on the audit committee. Ms. Makes holds an MBA from Bentley University and a Bachelor of Commerce in Finance & International Business from McGill University.

Officers and Employees

The principal occupations of our executive officers (other than directors) and employees who are considered Participants are set forth below. The principal business address of these individuals is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007.

Name	Positions with MindMed
Schond Greenway	Chief Financial Officer
Mark R. Sullivan	Chief Legal Officer and Secretary
Max Jacobs	Vice President of Investor Relations and Corporate Communications

Information Regarding Company Ownership of Securities by Participants

The number of common shares of MindMed beneficially owned by our directors and named executive officers as of April 1, 2023, is set forth under the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement. Our other executive officers and employees, Mark R. Sullivan and Max Jacobs, who are deemed “participants” in our solicitation of proxies do not beneficially own any of our common shares as of April 1, 2023.

Beneficial ownership determined in accordance with the rules of the SEC and applicable Canadian securities regulations and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 38,290,111 common shares outstanding as of April 1, 2023. Common shares issuable upon vesting, exercise or conversion of outstanding equity awards or preferred shares that are exercisable, subject to vesting or convertible within 60 days after April 1, 2023 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Information Regarding Transactions in MindMed Securities by Participants

The following table sets forth information regarding purchases and sales of MindMed securities by each Participant from April 1, 2021 to April 1, 2023. If a Participant is not included in the below table, they have not purchased, sold or received any grants of any MindMed securities during the period presented. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. All figures in the below have been adjusted to account for the reverse share split completed by the Company on August 29, 2022.

Name	Transaction Date	Shares	Transaction Type
Robert Barrow	March 17, 2023	400,000	Receipt of grant of RSUs
	March 1, 2023	8,273	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	December 21, 2022	3,861	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	October 25, 2022	1,207	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	October 18, 2022	1,220	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	September 26, 2022	1,264	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	September 16, 2022	1,350	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	August 31, 2022	1,228	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	August 16, 2022	1,357	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	July 25, 2022	1,258	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	July 18, 2022	1,293	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	June 27, 2022	2,451	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections

Name	Transaction Date	Shares	Transaction Type
	June 16, 2022	1,419	Common shares sold to satisfy tax withholding obligations in connection with the settlement of vested RSUs, pursuant to sell-to-cover elections
	May 25, 2022	1,228	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	May 18, 2022	1,264	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	April 18, 2022	1,274	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	March 24, 2022	194,000	Receipt of grant of option to acquire common shares
	March 24, 2022	121,334	Receipt of grant of RSUs
	March 15, 2022	841	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	February 15, 2022	1,249	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	January 15, 2022	12,686	Withholding of shares by the Company to satisfy tax withholding obligations in connection with vesting and settlement of RSUs
	April 21, 2021	167,700	Receipt of grant of option to acquire common shares
	April 21, 2021	129,000	Receipt of grant of RSUs
	January 15, 2021	66,667	Receipt of grant of option to acquire common shares
	January 15, 2021	33,334	Receipt of grant of RSUs

Schond Greenway	March 14, 2023	175,000	Receipt of grant of RSUs
	May 23, 2022	110,000	Receipt of grant of option to acquire common shares
	May 23, 2022	84,667	Receipt of grant of RSUs

Carol A. Vallone	June 1, 2022	2,874	Receipt of grant of RSUs
	June 1, 2022	8,917	Receipt of grant of option to acquire common shares
	June 1, 2022	6,547	Receipt of grant of DDSUs
	June 1, 2022	51,645	Receipt of grant of DDSUs
	June 1, 2022	2,291	Receipt of grant of DDSUs
	September 29, 2021	1,087	Receipt of grant of option to acquire common shares
	September 29, 2021	770	Receipt of grant of DDSUs

Andreas Krebs	June 1, 2022	1,437	Receipt of grant of RSUs
	June 1, 2022	8,917	Receipt of grant of option to acquire common shares
	June 1, 2022	6,547	Receipt of grant of DDSUs
	June 1, 2022	47,863	Receipt of grant of DDSUs
	June 1, 2022	1,909	Receipt of grant of DDSUs

Name	Transaction Date	Shares	Transaction Type
	September 29, 2021	1,155	Receipt of grant of DDSUs
	September 29, 2021	1,497	Receipt of grant of option to acquire common shares

Brigid A. Makes	June 1, 2022	24,112	Receipt of grant of DDSUs
	June 1, 2022	6,688	Receipt of grant of option to acquire common shares
	June 1, 2022	4,311	Receipt of grant of RSUs
	May 11, 2022	4,512	Pro-rata distribution of common shares from Savant Addiction Medicine, LLC
	September 1, 2021	2,958	Receipt of grant of option to acquire common shares
	April 16, 2021	2,518	Receipt of grant of DDSUs
	February 27, 2020	13,334	Receipt of grant of option to acquire common shares

Dr. Suzanne Bruhn	August 11, 2022	8,065	Receipt of grant of option to acquire common shares
	August 11, 2022	33,585	Receipt of grant of DDSUs
	August 11, 2022	5,953	Receipt of grant of RSUs

Dr. Roger Crystal	August 11, 2022	8,065	Receipt of grant of option to acquire common shares
	August 11, 2022	33,585	Receipt of grant of DDSUs
	August 11, 2022	5,953	Receipt of grant of RSUs

Miscellaneous Information Regarding Participants in the Solicitation

Except as described in the accompanying proxy statement or this Annex A, to MindMed’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of MindMed or any of MindMed’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Annex A or the accompanying proxy statement, neither MindMed nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Annex A or the accompanying proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by MindMed or its affiliates or with respect to any future transactions to which MindMed or any of its affiliates will or may be a party, except that Mr. Barrow, Mr. Sullivan, Mr. Jacobs and Mr. Greenway are party to employment agreements with the Company; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of MindMed’s last fiscal year or any currently proposed transactions, to which MindMed or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

Annex B—Corporate Governance Guidelines

MIND MEDICINE (MINDMED) INC.

CORPORATE GOVERNANCE GUIDELINES

Doc. No. G-CG-001	Rev. No. 001	Effective: 01/01/2022

The Board of Directors of Mind Medicine (MindMed) Inc. (the “Company”) has established the following guidelines for the Board’s conduct and operation. These guidelines are designed to give directors and management a flexible framework for effectively pursuing the Company’s objectives for the benefit of its stockholders. That is why these guidelines should be interpreted in the context of all applicable laws, the Company’s charter documents, and other policies.

I.	BOARD COMPOSITION AND SELECTION

A. Size of the Board. The Board will establish the number of directors in accordance with the amended and restated certificate of incorporation and the amended and restated bylaws of the Company, as each may be further amended from time to time. The Nominating and Corporate Governance Committee will periodically review the appropriate Board size, which may vary to accommodate the availability of suitable candidates and the Company’s needs.

B. Independence of Directors. The Board will have a majority of independent directors, subject to any exceptions permitted by the applicable listing standards of any stock exchange that lists the Company’s capital stock (the “Exchange”), the Securities and Exchange Act of 1934, as amended together with the rules promulgated thereunder, and any applicable Canadian securities laws and regulations. To determine independence, the Board will consider the definition of independence in the applicable listing standards of the Exchange and Canadian securities regulations, and other factors that will contribute to effective oversight and decision-making.

At times required by the rules of the Securities and Exchange Commission and applicable Canadian securities regulators or listing standards of the Exchange and based on information provided by Board members and advice of counsel, the Board or the Nominating and Corporate Governance Committee will affirmatively determine director independence. In accordance with applicable rules and Company policies, the Board will confirm that each director designated as independent has no material relationships to the Company (either directly or with an organization in which the director is a partner, stockholder or officer or is financially interested) that may interfere with the exercise of their independence from management and the Company. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest.

The Audit Committee shall review and approve any proposed related party transactions in compliance with the Company’s policies and Exchange rules.

C. Management Directors. The Board anticipates that the Chief Executive Officer will serve on the Board. The Board also anticipates that other members of management who can assist the Board in fulfilling its responsibilities based on their experience and role at the Company may serve on the Board, under a condition that the majority of directors will remain independent as stipulated above.

D. Board Leadership. The Board may select a chairperson and/or vice chairperson of the Board in the manner and on the criteria that the Board deems appropriate. In the event that the Company does not have an independent chairperson of the Board, the independent directors will designate a lead independent director. The name of the chairperson or lead independent director will be listed in the Company’s proxy statement. The independent chairperson or lead independent director will be responsible for coordinating the activities of the independent directors. In addition to the duties of all Board members, the specific responsibilities of the independent chairperson or lead independent director are to:

•	work with the Chief Executive Officer to develop and approve an appropriate Board meeting schedule;

•	work with the Chief Executive Officer to develop and approve Board meeting agendas;

•	provide the Chief Executive Officer feedback on the quality, quantity, and timeliness of the information provided to the Board;

•	develop the agenda and moderate executive sessions of the independent members of the Board;

•	preside over Board meetings when the Chief Executive Officer is not present or when Board or Chief Executive Officer performance or compensation is discussed;

•	act as principal liaison between the independent members of the Board and Chief Executive Officer;

•	convene meetings of the independent directors as appropriate;

•	be available for consultation and direct communication with stockholders as deemed appropriate; and

•	perform other duties as the Board may determine from time to time.

E. Selection of Directors. The Board will be responsible for nominating members for election to the Board by the Company’s stockholders. The Board is also responsible for filling any vacancies on the Board unless the vacancy is filled by the stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating, and recommending candidates to serve as directors of the Company, in accordance with its charter and consistent with the criteria listed below.

The Company’s Secretary will be notified of all persons proposed to serve as potential candidates for nomination to the Board. For nominations of potential candidates made other than by the Board, the stockholder or other person making such nomination must comply with the Company’s Bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Each potential candidate must provide a list of references and agree (i) to be interviewed by members of the Nominating and Corporate Governance Committee or other directors in the discretion of the Nominating and Corporate Governance Committee, and (ii) to a background check or other review of the qualifications of a proposed nominee by the Company. Prior to nomination of any potential candidate by the Board, each member of the Board will have an opportunity to meet with the candidate, either in person or telephonically. Upon request, any candidate nominated will agree in writing to comply with these Corporate Governance Guidelines and all other policies and procedures of the Company applicable to the Board.

F. Board Membership Criteria. The Board will determine the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being older than 21.

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider other factors, such as:

•	relevant expertise to offer advice and guidance to management,

•	sufficient time to devote to the affairs of the Company,

•	excellence in his or her field which should be relevant to the position of a director of the Company,

•	the ability to exercise sound business judgment, and

•	the commitment to rigorously represent the long-term interests of the Company’s stockholders.

The Board reviews candidates for director nomination in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. In conducting this assessment, the Board considers diversity, age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the Exchange or any applicable securities laws or regulations.

G. Changes in Board Membership Criteria. From time to time, the Board, in its discretion, may change the criteria for Board membership. When this occurs, the Board will evaluate existing members according to the new criteria. The Board may ask a director who no longer meets the complete criteria for board membership to adjust his or her committee assignments or resign from the Board.

H. Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.

I. Limits on Board Memberships. Directors should advise the chairperson of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the Board or committee of another company. The Board recognizes that a director’s ability to fulfill his or her responsibilities as a director can be impaired if he or she serves on multiple other boards or board committees. Service on boards and board committees of other companies should be consistent with our conflict-of-interest policies.

J. Retirement Age. The Board believes that it is inappropriate to have a retirement age for directors.

K. Directors Who Change Their Job Responsibility. A director who retires or materially changes his or her present job (other than an ordinary course promotion) should notify the Board and the Nominating and Corporate Governance Committee. While the Board does not believe any director who retires or materially changes his or her present job should necessarily leave the Board, there should be an opportunity for the Nominating and Corporate Governance Committee to review their qualifications.

II.	ROLE OF THE BOARD OF DIRECTORS

Stockholders select directors to provide oversight and strategic guidance to senior management. A director’s responsibility is to fulfill his or her fiduciary duties of care and loyalty, and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. Board service requires significant time and attention. More specifically, the Board has responsibilities, pursuant to its written charter, to review, approve, and monitor fundamental financial and business strategies, assess our major risks, and consider ways to address those risks, select and oversee management, and establish and oversee processes to maintain our integrity. To fulfill their duties, directors must prepare for meetings and discussions with management, participate in Board meetings, review relevant materials, and serve on committees. The Company expects directors to maintain an attitude of constructive involvement and oversight, ask relevant and incisive questions, and demand honest and accurate answers. Directors must act with integrity and demonstrate a commitment to the Company, our values, business, and long-term stockholder value.

III.	DIRECTOR ORIENTATION AND EDUCATION

The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures, meetings with senior management, and visits to our facilities. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

IV.	DIRECTOR COMPENSATION

The Compensation Committee will review and recommend to the Board the type and amount of director compensation for Board and committee service for non-management directors in accordance with applicable legal and regulatory guidelines. Compensation for non-management directors and committee members should be designed to be aligned with the long-term interests of the stockholders and consistent with market practices of similarly situated companies. In determining compensation, the Board will consider the impact on the director’s independence and objectivity.

V.	BOARD MEETINGS

A. Number of Meetings. The Board expects to have at least four regular Board meetings each year. Directors are invited to attend the Company’s annual meeting of stockholders.

B. Attendance and Preparation. We expect our Board members to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Directors should notify the Company’s Secretary when he or she will be absent from a meeting. We will provide directors with appropriate materials before the meeting, except in unusual or exigent circumstances.

C. Agenda. The Chief Executive Officer and chairperson or lead independent director will create a schedule of topics to be discussed during the year and an agenda for each Board meeting. Each Board member is encouraged to suggest topics for the agenda at any time, and each Board member is free to raise subjects that are not on the agenda.

D. Executive Session. The independent non-management directors of the Board will meet periodically in executive session but no less than two times per year or whatever minimum has been set by applicable listing standards. Executive session discussions may include any topics decided by the attendees.

E. Committee Reports. At each regular Board meeting, if requested by the Board, each committee will present a brief summary of the principal subjects discussed, any conclusions reached, and the final actions of the committee. The chairperson of the appropriate committee will present the report. Minutes of committee meetings will be available to any director.

VI.	BOARD COMMITTEES

A. Number of Committees; Independence of Members. The Board will constitute and maintain an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Only independent directors may serve on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board may form, merge, or dissolve additional committees, as it deems appropriate.

B. Committee Functions and Charters. All standing committees will have a written charter that describes the committee’s responsibilities. Unless otherwise directed by the Board, any new committee formed by the Board will develop a written charter delineating its responsibilities. Each committee will periodically review its charter and recommend any proposed charter changes to the Board.

C. Board Committee Membership. The Nominating and Corporate Governance Committee oversees the Board’s committee structure and operations, including authority to delegate to subcommittees and committee reporting to the Board. The Nominating and Corporate Governance Committee will annually recommend to the Board each committee’s chairperson and membership. In making those recommendations, the Nominating and Corporate Governance Committee will consider the interests, independence, and experience of the directors and the independence and experience requirements of the Exchange, the rules and regulations of the Securities and Exchange Commission, applicable Canadian securities regulators, and any other applicable law.

D. Committee Meetings and Agenda. Each committee chairperson, in consultation with that committee’s members, will determine the processes frequency, length, and agenda for each committee meeting and the appropriate attendees in light of that committee’s charter, the authority delegated by the Board to that committee, and the legal, regulatory, accounting and governance principles applicable to that committee’s functions.

VII.	BOARD ACCESS TO MANAGEMENT; USE OF OUTSIDE ADVISORS

Board members will have access to Company management, subject to such processes as deemed appropriate by the Nominating and Corporate Governance Committee. Board members are expected to use their judgment to ensure that this contact is not distracting to our operations or to management’s duties and responsibilities.

The Board and each committee will have the power to hire, at the expense of the Company, subject to our conflict-of-interest policies, independent legal, financial, or other advisors that they may deem necessary, without consulting or obtaining the advanced approval of any officer.

VIII.	CHIEF EXECUTIVE OFFICER EVALUATION

The Board, based on recommendations from the Compensation Committee, will annually review the Chief Executive Officer’s performance. The Board will evaluate performance based on objective criteria, including how well the business achieves long-term strategic objectives and successfully develops management. The Compensation Committee and Board will use this evaluation when considering the compensation of the Chief Executive Officer.

IX.	SUCCESSION PLANNING

The Nominating and Corporate Governance Committee should develop and periodically review with the Chief Executive Officer a plan with respect to executive officers’ succession and recommend to the Board appropriate individuals who might fill those positions. The Chief Executive Officer should also recommend and evaluate potential successors. The Chief Executive Officer will also review any development plans for those potential successors.

X.	BOARD ASSESSMENT

The Nominating and Corporate Governance Committee will periodically review, discuss, and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may also consider and assess the independence of directors. The Nominating and Corporate Governance Committee should provide the results of these evaluations to the Board for further discussion as appropriate.

XI.	BOARD RESPONSIBILITIES

A director should discharge his or her duties, including duties as a member of any committee on which he or she serves, in good faith and in a manner the director reasonably believes to be in the best interests of the Company and its stockholders. Board members will comply with the laws and requirements of the Exchange and other applicable regulatory agencies and with all policies and guidelines of the Company, including without limitation, the Company’s Code of Business Conduct.

Each director is expected to disclose promptly to the Board and respond promptly and accurately to periodic questionnaires or other inquiries from the Company regarding any existing or proposed relationships with the Company, including compensation and stock ownership, which could affect the independence of the director. Each director will also promptly inform the Board of any material change in such information, to the extent not already known by the Board.

Board members are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting

Directors have an obligation to protect and keep confidential all of our non-public information unless the Company has authorized public disclosure or unless otherwise required by applicable law. Confidential information includes all non-public information entrusted to or obtained by a director by reason of his or her position on the Board. This includes information regarding our strategy, business, finances, and operations, and will include minutes, reports, and materials of the Board and committees, and other documents identified as confidential by the Company. The obligations described above continue even after service on the Board has ended.

Directors may not use such confidential information for personal benefit or to benefit other persons or entities other than the Company. Unless authorized by the Company or applicable law, directors will refrain from disclosing confidential information to anyone outside the Company, especially anyone affiliated with any entity or person that employs the director or has sponsored the director’s election to the Board. These obligations continue even after service on the Board has ended. Any questions or concerns about potential disclosures should be directed to the Company’s Chief Executive Officer, Chief Financial Officer or Chief Legal Officer, who then may communicate with the Chief Executive Officer or the Nominating and Corporate Governance Committee regarding the potential disclosures.

XII.	REVIEW OF GOVERNANCE GUIDELINES

The Nominating and Corporate Governance Committee will periodically review and assess the adequacy of these guidelines and recommend any proposed changes to the Board for approval.

* * * *

Approvals

ROBERT BARROW
CEO

MindMed P.O. BOX 8016, CARY, NC 27512-9903 THIS IS THE WHITE PROXY CARD Your vojte is important! Please vote by: internet go to: www.proxypush.com/mnmd cast your vote online have your proxy card ready follow the simple instructions to record your vote live agent call (888) 355-26684 speak to a live agent and vote on a recorded line mail mark, sign and date your proxy card fold and return your proxy card in the postage-paid envelope provided you must register to attend the meeting online and/or participate at www.proxydocs.com/mnmd Mind Medicine (MindMed) Inc. Annual General Meeting of Shareholders For Shareholders of record as of April 20, 2023TIME: Thursday, June 15, 2023 10:00 a.m., Eastern Time PLACE: Annual General Meeting of Shareholders to be held live via the Internet - Please visit www.proxydocs.com/MNMD for more details. P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/MNMD Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote LIVE AGENT Call (888) 355-2684 Speak to a live agent and vote on a recorded line MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/MNMD THIS IS THE WHITE PROXY CARD This proxy is being solicited on behalf of the Board of Directors RESOLVED FURTHER, that Robert Barrow, Schond Greenway, and Mark Sullivan be, and each of them hereby is, designated to serve as proxies at the Annual General Meeting of Shareholders and any adjournments or postonements thereof with full power of substitution and re-substitution, and that if any of them shall be unable to be present at such meeting, the remaining proxies, or their respective substitutes, shall have full power to act in his or her place and stead. Print the name of the person you are appointing if this person is someone other than the proxy holders listed herein: _________________________________________. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the duly appointed proxy holders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof and have discretionary authority in respect of amendments or variations to matters identified in the notice of meeting. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The proxy holders cannot vote your shares unless you sign (on the reverse side) and return this card. Proxies must be returned by June 13, 2023 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual General Meeting of Shareholders with respect to any adjournment or postponement thereof.

Mind Medicine (MindMed) Inc. Annual General Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1.01, 1.02, 1.03, 1.04, 1.05, 1.06 AND 2 WITHHOLD ON PROPOSALS 1.07, 1.08, 1.09 AND 1.10 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Directors to hold office until the 2024 annual general meeting of shareholders FOR WITHHOLD #P5# #P5# FOR #P6# #P6# FOR #P7# #P7# FOR #P8# #P8# FOR #P9# #P9# FOR While you may mark instructions with respect to any or all of the nominees, you may mark a vote “FOR” only six (6) nominees in total. If you vote “FOR” more than six (6) nominees, your votes will be invalidated and not counted. You are permitted to vote for fewer than six (6) nominees. If you vote “FOR” fewer than six (6) nominees, your shares will only be voted “FOR” those nominees you have marked. Board Recommended Nominees 1.01 Robert Barrow 1.02 Dr. Suzanne Bruhn 1.03 Dr. Roger Crystal 1.04 David Gryska 1.05 Andreas Krebs 1.06 Carol A. Vallone #P10# #P10# FOR FCM MM Holdings, LLC (“FCM”) Nominees OPPOSED by the Board FOR WITHHOLD 1.07 Dr. Farzin Farzaneh #P12# #P12# 1.08 Dr. Scott Freeman #P13# #P13# 1.09 Vivek Jain #P14# #P14# 1.10 Alexander Wodka #P15# #P15# FOR AGAINST ABSTAIN 2. To appoint KPMG LLP as independent registered public accounting firm for the Company until the close of 2024 annual general meeting shareholders. #P16# #P16# #P16# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/MNMD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted “FOR” all of the Board Recommended Nominees in Proposal 1 and “FOR” Proposal 2. WITHHOLD WITHHOLD WITHHOLD WITHHOLD Interim Financial Statements - Check the box to the right if you would like to RECEIVE Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Check the box to interim financial statements - check the box to the right if you would like to receive interim financial statements and accompanying management’s discussion and analysis by mail. Annual financial stat3ements - check the box to the right if you would like to receive the annual financial statements and accompanying management’s discussion and analysis by mail. You must register to attend the meeting online and/or participate at www.proxydocs.com/mnmd Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date